                                                                  EXHIBIT 10.19



                               Table of Contents



I.    Employer Resolutions
      A.   Certificate of Corporate Resolution
      B.   Waiver of Notice of Special Meeting of the Board of Directors
      C.   Investment Policy
      D.   Schedule of Investments
      E.   Loan Program

II.   Summary of Plan Provisions

III.  Summary Plan Description

IV.   Adoption Agreement and Opinion Letter issued on Prototype Plan

V. Prototype Plan Document - American Capital Marketing, Inc. Prototype 401(k) Profit Sharing Plan & Trust

VI. Amendment One to the Channell Commercial Corporation 401(k) Plan; Amendment Number One to Prototype Plan Document and Opinion Letter issued on Amendment Number One; Amendment Number Two to Prototype Plan Document

VII.  Trustee Services Kit

                      CERTIFICATE OF CORPORATE RESOLUTION
                        Channell Commercial Corporation

The undersigned Secretary of Channell Commercial Corporation (the "Corporation") hereby certifies that the following resolutions were duly adopted by the board of directors of the Corporation on 7-25-97, and that such resolutions have not
                                   -------
been modified or rescinded as of the date hereof:

RESOLVED, that the form of amended and restated 401(k) Profit Sharing Plan and Trust effective October 1, 1997 which has been presented to this meeting is
                ---------------
hereby approved and adopted to be known as the Channell Commercial Corporation 401(k) Plan (the "Plan"), and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Trustee of the Plan one or more counterparts of the Plan.

RESOLVED, that for purposes of the limitations on contributions and benefits under the Plan, prescribed by Section 415 of the Internal Revenue Code, the "limitation year" shall be the Plan Year.

RESOLVED, that not later than the due date (including extensions hereof) of the Corporation's federal income tax return for each of its fiscal years hereafter, the Corporation shall contribute to the Plan for each such fiscal year such amount as shall be determined by the board of directors of the Corporation and that the Treasurer of the corporation is authorized and directed to pay such contribution to the Trustee of the Plan in cash or property and to designate to the Trustee the year for which such contribution is made.

RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the employees of the Corporation of the adoption of the restated Plan document by delivering to each employee a copy of the summary description of the Plan in the form of the Summary Plan Description presented to this meeting, which form is hereby approved.

FURTHER RESOLVED, that Van Kampen American Capital Trust Company be authorized
                       -----------------------------------------
to execute the Plan document and other documents as required on behalf of the Company, and that Van Kampen American Capital Trust Company is/are hereby
                  -----------------------------------------
appointed Trustee(s) of the Plan and by signing this Resolution and the Plan document consent to accept the appointment as Trustee(s).

FURTHER RESOLVED, that Amendment Number One to the American Capital Marketing, Inc. 401(k) Plan & Trust be and hereby is adopted effective on October 1, 1997.
                                                               ---------------

FURTHER RESOLVED, that the President and other officers of the Corporation be authorized to take such other and further action as they deem appropriate to effectuate the purposes of these resolutions.

The undersigned further certifies that attached hereto are true copies of the Channell Commercial Corporation 401(k) Plan as amended and restated, Summary Plan Description and Investment Policy approved and adopted in the forgoing resolutions.

Date:   9-22-97                        /s/ Jacqueline M. Channell
     ----------------                  -----------------------------------
                                           Secretary

EMPLOYER

/s/ Channell Commercial Corporation
-----------------------------------

TITLE:    Gary W. Baker

Chief Financial Officer
----------------------------

                      WAIVER OF NOTICE OF SPECIAL MEETING
                                    OF THE
                              BOARD OF DIRECTORS
                                      OF
                        CHANNELL COMMERCIAL CORPORATION



     We, the undersigned, being all of the Directors of the Corporation, hereby agree and consent that the special meeting of the Board of Directors of the Corporation be held on the date and time, and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting and of any adjournment or adjournments thereof.

     We do further agree and consent that any and all lawful business may be transacted at such meeting, or at any adjournment or adjournments thereof, as may be deemed advisable by the Directors present thereat. Any business transacted at such meeting or at any adjournment or adjournment thereof, shall be valid and legal and of the same force and effect as if such meeting or adjourned meeting were held after notice.


                     Place of Meeting:          26040 Ynez Road
                                                -----------------------

                                                Temecula, CA. 92589
                                                -----------------------

                      Date of Meeting:          September 19, 1997
                                                -----------------------

                      Time of Meeting:          10:00 o'clock am



                                                William H. Channell Jr.
                                                ------------------------
                                                Director



                                                William H. Channell Sr.
                                                ------------------------
                                                Director



                                                Jacqueline M. Channell
                                                ------------------------
                                                Director

INVESTMENT POLICY SCHEDULE
===============================================================================

PLAN PURPOSE
------------
The purpose of this Plan will be to accumulate assets to provide for the retirement and certain other needs of Plan Participants and their beneficiaries.

PARTICIPANT DIRECTION
---------------------
This Plan is intended to be a Participant Directed Plan. As such, Plan Participants can give investment instructions as often as determined by the Plan and the Summary of 401(k) Plan Provisions. Participants will always have the right to exchange balances between existing investment options and to change the investment of future contributions no less frequently than quarterly.

Plan Participants can give instructions by contacting the Plan Administrator at the Employer's principal place of business during regular business hours and obtaining the appropriate instruction form.

The Plan fiduciary responsible for executing all instruction forms is the Plan Administrator or a designated agent chosen by the Plan Administrator.

INVESTMENT OPTIONS
------------------
Investment Selection Process - The Employer and Plan Trustee(s) have evaluated the investment objectives and policies, performance and expenses, and company history of each investment option offered to Participants. In addition, the Employer and Plan Trustee(s) will reevaluate no less frequently than annually each investment option offered to Participants to determine its continued suitability in the Plan. Such reevaluation will include examining 1) historical performance of each investment option offered by using standard publicized performance data, and 2) current and projected market conditions.

DIVERSIFICATION
---------------
The Employer has chosen to provide the Plan Participant with a wide range of investment options. Plan Participants will have the opportunity to diversify their investment strategy among three or more different investment alternatives with different risk/return characteristics.

PLAN RISK AND RETURN OBJECTIVES
-------------------------------
The objective of establishing a Participant Directed Plan is to provide Plan Participants with a wide range of investment options with differeng risk and return objectives. This will allow each Plan Participant to select investments with combined risk and return characteristics appropriate to the needs of that Plan Participant.

INVESTMENT INFORMATION
----------------------
The Plan will provide prospectuses and annual reports for the investment selections to Plan Participants annually or more frequently as received from the issuer. All other information the Plan receives about the investment alternatives is available for inspection by the Plan Participants at the Employer's principal place of business during regular business hours.

ADMINISTRATIVE CHARACTERISTICS
------------------------------
Liquidity - The values of the available mutual fund investments are reported daily in newspapers throughout the country. The frequency with which Plan Participants may change investment elections or exchange between investments shall be determined by the Plan.

LEGAL
-----
The Employer will cause the Plan to be reviewed by legal counsel periodically to assure its compliance with the Internal Revenue Code, ERISA and other governing law.

IN WITNESS WHEREOF, the Employer and Trustee(s) hereby cause this Investment Policy Schedule to be executed on this 11th day of September, 1997.


CHANNELL COMMERCIAL CORPORATION 401(k) PLAN
-------------------------------------------
Plan Name

Employer:
--------

CHANNELL COMMERCIAL CORPORATION
-----------------------------------------
Employer Name

   /s/ Gary W. Baker
By:--------------------------------------
    Authorized Signature

Trustee(s):
-----------

Van Kampen American Capital Trust Co.
-----------------------------------------
Trustee Signature
By: Signature Illegible
-----------------------------------------
Trustee Signature

-----------------------------------------
Trustee Signature

-----------------------------------------
Trustee Signature

                            SCHEDULE OF INVESTMENTS


                  CHANNELL COMMERCIAL CORPORATION 401(k) PLAN
                  -------------------------------------------


1. The following investment options shall be available to all participants in the Plan for ongoing contributions:


          Basic Investments
          -----------------
          Van Kampen American Capital Emerging Growth Fund
          Van Kampen American Capital Enterprise Fund
          Van Kampen American Capital Equity Income Fund
          Van Kampen American Capital Corporate Bond Fund
          Morgan Stanley American Value Fund
          Morgan Stanley International Magnum Fund
          Morgan Stanley Stable Value Fund
          Morgan Stanley Value Fund



2. The frequency of changes in participant investment elections shall be as follows:

                                                 Mutual Funds
          Allocation of future contributions     Daily
          Exchanges of existing balances         Daily

                  CHANNELL COMMERCIAL CORPORATION 401(k) PLAN
                  -------------------------------------------

                                           INVESTMENT OPTION SUMMARY

These are the investment options available to all participants in this 401(k) plan:

CORE FUNDS
----------
Van Kampen American Capital Emerging Growth Fund (Fund #16)
Van Kampen American Capital Enterprise Fund (Fund #12)
Van Kampen American Capital Equity Income Fund (Fund #25)
Van Kampen American Capital Corporate Bond Fund (Fund #17)
Morgan Stanley Stable Value Fund (Fund #115)
Morgan Stanley American Value Fund (Fund #453)
Morgan Stanley International Magnum Fund (Fund #455)
Morgan Stanley Value Fund (Fund #467)


PLEASE NOTE:

FOR INFORMATION ON ANY OF THE FUNDS, PLEASE CALL 1-800-421-5666 FOR A PROSPECTUS. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING AN EXPLANATION OF RISKS, CHARGES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE INVESTMENT RETURN AND NET ASSET VALUE OF MUTUAL FUND SHARES WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. INVESTOR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                     LOAN PROGRAM AND DISCLOSURE STATEMENT

The Plan has adopted a loan program to provide loans to plan participants and beneficiaries who are also parties in interest. As described in more detail in the following paragraphs, under the loan program loans are available to all participants and beneficiaries on a reasonably equivalent basis, bear a reasonable rate of interest and are adequately secured. This loan program and disclosure statement, which forms a part of the Plan, sets forth-specific provisions regarding such loans.

A. Availability and Eligibility
   1. The maximum amount for which a loan may be made is the smaller of (i) $50,000 reduced by the highest loan balance (principal and interest) outstanding to the Participant during the preceding 12 months under the Plan and all other plans maintained by the Employer, or (ii) 50% of the Participant's vested account balance under the plan.
   2. The minimum amount for which a loan may be made is $1,000. Thus, if a Participant's vested account balance is less than $2,000, no loan would be available.
   3. No loan may be made to a Participant who either (A) has a loan outstanding at the time of application for a new loan, or (B) has received a loan within the 12 months preceding the application for the new loan.
   4. Loans to employees will be made only if the employee agrees to payroll deductions sufficient to make all payments of principal and interest when due under the terms of the promissory note.
   5. Loans will be available to participants and beneficiaries who are not active employees only to the extent required by applicable law and regulation, as interpreted from time to time by the Plan Administrator.
   6. A loan to a married participant requires the consent of the Participant's spouse.
   7. The Plan Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances, including such criteria as the creditworthiness of the Participant, his or her general ability to repay the loan according to its terms, the period of time the participant has been employed by the Employer and the type and amount of security or collateral provided for the loan.
   8. Loans will not be made available to highly compensated employees, officers or shareholders in an amount greater than the amount made available to other employees. All loan policies will be applied in a uniform and non-discriminatory manner to all participants and beneficiaries.
   9. Loans will be granted or denied without regard to race, color, religion, age (except where the minority of the applicant impairs the ability to execute enforceable instruments), sex, national origin or life style of the applicant.


B. Administration and Procedure
   2. The initial payment on a Participant Loan shall be due on a payroll date determined by the Plan

   1. The loan program will be administered by the Plan Administrator. The Plan Administrator may, but is not required to, appoint a specific person (by name or title) to represent it on matters related to the loan program.
   2. Application for a loan shall be made on forms approved and provided for that purpose by the Plan Administrator. No application will be accepted for processing unless it is signed by the Participant and accompanied by a signed and notarized or duly witnessed spousal consent (or satisfactory evidence that the Participant is unmarried.)
   3. Promptly upon receipt of an application that is complete and in good order, the Plan Administrator will determine whether the Participant is eligible for the loan requested and, if so, the terms upon which the loan will be made available.
   4. If the application is accepted, the Plan Administrator will prepare appropriate loan documentation including but not limited to a promissory note, collateral assignment and payroll deduction authorization and deliver the same to the Participant for signature. The Plan Administrator may also cause the transfer of assets sufficient to fund the loan into a non-interest-bearing account and cause a check to be prepared in anticipation of receipt of duly executed loan documentation from the Participant. If the Participant completes and returns the documentation within one week, the Plan Administrator shall fund the loan and deliver the proceeds to the Participant. If the Participant does not timely complete and return the loan documentation, the Participant's loan application shall be deemed to be withdrawn.
   5. All loan payments received by the Plan, whether by payroll deduction or otherwise, shall be applied first to payment of accrued interest, with the balance applied in reduction of principal. Loan repayments will be accepted and credited only as of a scheduled loan repayment date.
   6. In the event the Employer changes the frequency of its payroll generally, or in the event the Participant accepts a new position with a different payroll frequency, the remaining balance on the loan will be reamortized over the remainder of the original term of the loan and the participant shall execute a revised Payroll Deduction Authorization.

C. Terms
   1. The term of participant loans will generally be 5 years, except that loans for the purpose of purchasing a principal residence may have a term of 15 years.

          Administrator within 45 days from and after receipt of the duly completed loan application. The term of the loan shall run from the date of such initial payment.
     3. The interest rate charged on Participant Loans shall be comparable to the rate a commercial lender would charge under similar circumstances. Interest rates will be based on periodic surveys performed by or on behalf of the Plan Administrator.
     2. Participant loan repayments in excess of payments otherwise due will be accepted on any scheduled payment date. Any excess loan payment shall be applied in reduction of the principal balance outstanding as of the scheduled payment date.
     4. All loans shall provide that principal and interest shall be amortized by substantially equal payments over the term of the loan at intervals no less frequent than monthly. The amortization period shall correspond to scheduled payroll frequency.
     5. Each loan shall be considered an asset of the Directed Account of the Participant to whom the loan is made.
     6. In the event of a distribution of all or a portion of the Participant's vested interest under the Plan at any time when a loan is outstanding, the Trustee may, in its discretion, declare the entire outstanding balance of the note immediately due and payable and treat the outstanding balance on the note as the first asset liquidated to provide for the distribution.

D.   SECURITY AND COLLATERAL
     1. A loan will be considered to be adequately secured if the security posted for such loan is something in addition to and supporting a promise to pay, which is so pledged to the plan that it may be sold, foreclosed upon or otherwise disposed of upon default of repayment of the loan, the value and liquidity of which is such that it may reasonably be anticipated that loss of principal or interest will not result from the loan.
     2. All Participant loans must be secured by the pledge of 50% of the Participant's vested account balance in the Plan. The Plan will accept no other collateral for a participant loan. The Plan will retain a possessory lien in such pledged collateral.

E.   DEFAULT
     1. Any of the following shall constitute an event of default with respect to a Participant Loan:
          a. Failure of the borrower to pay the full amount of any payment when due.
          b. Termination of the borrower's status as an employee of the Employer and as a party in interest of the Plan.
                       ---
          c. The borrower(a) files a petition in bankruptcy, or is the subject of an involuntary petition in bankruptcy which is not discharged within 60 days after filing, (b) is adjudicated bankrupt or insolvent, or (c) becomes subject of any wage earner plan under the federal Bankruptcy Code or any applicable state or federal insolvency law.
          d. Any required spousal consent is revoked or is determined to be or become invalid or inoperative.
          e. Any request or direction by a participant or beneficiary for a distribution to which he or she is entitled under the terms of the Plan.
          f. The distribution (or reallocation to an alternate payee) of all or a portion of the Participant's vested account pursuant to a qualified domestic relations order.
     2. In the event of default, the Trustee has the right to take any action, which a prudent fiduciary in like circumstance would take in connection with the protection or preservation of plan assets. Such actions include, but are not limited to, the following:
          a. Declaration of default, foreclosure on all or any part of the security or collateral for the note, and offset of outstanding balance;
          b. Commencement and prosecution of any other claim or cause of action arising out of the loan, the note, and any rights of the Plan with respect thereto;
          c. Granting the Participant a period within which to cure the default and/or renegotiating the terms of the obligation, to the extent consistent with practices followed by commercial lenders in like circumstances and to the extent consistent with the requirements of ERISA and the Internal Revenue Code;
          d. Declaration of a "deemed distribution" and reporting the same to the Internal Revenue Service in accordance with applicable regulatory requirements; and/or
          e. Deferral of offset until Participant is otherwise entitled to distribution or such other time as may be deemed prudent in light of regulatory guidance.
     3. Deferal of action or waiver of an event of default shall not preclude the trustee from any available remedy with respect to a subsequent event of default, whether similar or dissimilar.



EMPLOYER/PLAN SPONSOR

 Channell Commercial Corporation 401(k) Plan
------------------------------------------------
Plan Name

 Channell Commercial Corporation
------------------------------------------------
Employer Name

By:   /S/ Gary W. Baker
   ---------------------------------------------
Signature

Title: Chief Financial Officer
      ------------------------------------------

Date:  9-22-97
      ------------------------------------------

                  CHANNELL COMMERCIAL CORPORATION 401(k) PLAN
                  ===========================================
                          SUMMARY OF PLAN PROVISIONS
                  -------------------------------------------

Effective Date of Plan:         February 1, 1986

Effective Date of
  Amendment & Restatement:      October 1, 1997

Plan Year:                      January 1 through December 31.

Trustees:                       Van Kampen American Capital Trust Company

Eligible Employees:             All employees are eligible who satisfy the
                                eligibility requirements described below.
                                However, employees who governed under a
                                collective bargaining agreement or non-
                                resident aliens are not eligible.

Eligibility Requirements:       90 days of service and attainment of age 18.

Entry Dates:                    January 1st, April 1st, July 1st, and October
                                1st.

Employee Pre-Tax
Contributions:                  Up to 15% of compensation (subject to annual
                                legal dollar limit--$9500 for 1997). Changes may be made to the deferral percentage election each January 1st, April 1st, July 1st, and
                                October 1st.

Employer Matching
Contributions:                  Discretionary amount to be determined by the
                                Employer each Plan Year.

Employer Discretionary
Contributions:                  Discretionary amount to be determined by the
                                Employer each Plan Year.

Investment Options with
regard to Contributions:        Employees may choose to invest contributions in
                                any funds listed on the Investment Options
                                Summary.

Investment Allocation Changes:  Changes in investment allocations permitted quarterly.

Exchanges:                      Fund excanges on existing account balances
                                permitted daily.

Loans: The maximum loan amount is the lesser of 50% of vested account balance or $50,000. The minimum loan amount is $1000.

Rollover Contributions:         Rollover contributions are permitted.

Financial Hardship
Withdrawals:                    Hardship withdrawals are allowed to satisfy
                                "extreme financial emergencies" only from accounts which are 100% vested.

Pre-Retirement Distributions:   Pre-retirement distributions permitted upon
                                attaining age 59 1/2.

Vesting Schedule of Employer
Funded Accounts:                20% vesting for each year of service after 1
                                year of service (100% vested after 5 years of service). All years of service are included in determining a participant's vested percentage in his or her employer contribution account(s).
                                Service prior to the age of 18 shall be
                                excluded.

                  CHANNELL COMMERCIAL CORPORATION 401(k) PLAN

                           SUMMARY PLAN DESCRIPTION



                                 1997 Edition

                               TABLE OF CONTENTS

INTRODUCTION TO YOUR PLAN.................................................   1

GENERAL INFORMATION ABOUT YOUR PLAN.......................................   2
     General Plan Information.............................................   2
     Employer Information.................................................   2
     Plan Administrator Information.......................................   2
     Plan Trustee Information.............................................   3
     Service of Legal Process.............................................   3

PARTICIPATION IN YOUR PLAN................................................   3
     Eligibility Requirements.............................................   3
     Participation Requirements...........................................   3
     Excluded Employees...................................................   4

CONTRIBUTIONS TO YOUR PLAN................................................   4
     Employer Contributions to the Plan...................................   4
     Participant Salary Reduction Election................................   5
     Your Share of Employer Contributions.................................   6
     Compensation.........................................................   6
     Forfeitures..........................................................   7
     Transfers From Qualified Plans (Rollovers)...........................   7
     Directed Investments.................................................   7

BENEFITS UNDER YOUR PLAN..................................................   7
     Distribution of Benefits Upon Retirement.............................   7
          Normal Retirement...............................................   7
          Late Retirement.................................................   8
     Distribution of Benefits Upon Death..................................   8
     Distribution of Benefits Upon Disability.............................   9
     Distribution of Benefits Upon Termination of Employment..............   9
     Vesting in Your Plan.................................................   9
     Benefit Payments.....................................................  10
     Treatment of Distributions From Your Plan............................  10
     Domestic Relations Order.............................................  11
     Pension Benefit Guaranty Corporation.................................  11
     Pre-Retirement Distribution of Benefits..............................  11
     Hardship Distribution of Benefits....................................  11

YEAR OF SERVICE RULES.....................................................  12
     Year of Service and Hour of Service..................................  12
     1-Year Break in Service..............................................  13

YOUR PLAN'S "TOP HEAVY RULES" .......................................  14
     Explanation of "Top Heavy Rules" ...............................  14

CLAIMS BY PARTICIPANTS AND BENEFICIARIES ............................  14
     The Claims Review Procedure ....................................  15

STATEMENT OF ERISA RIGHTS ...........................................  16
     Explanation of Your ERISA Rights ...............................  16

AMENDMENT AND TERMINATION OF YOUR PLAN ..............................  17
     Amendment ......................................................  17
     Termination ....................................................  17

LOANS ...............................................................  17
     Loan Requirements ..............................................  17

                 CHANNELL COMMERCIAL CORPORATION 401(k) PLAN

                            SUMMARY PLAN DESCRIPTION


                                       I
                           INTRODUCTION TO YOUR PLAN

Your Employer, Channell Commercial Corporation, wishes to recognize the efforts its employees have made to its success and to reward them by adopting a 401(k) Profit Sharing Plan and Trust. This Plan will be for the exclusive benefit of eligible employees and their beneficiaries.

Your Plan is a "salary reduction" plan. It is also called a "401(k) plan." Under this type of plan, you may choose to reduce your compensation and have these amounts contributed to this Plan on your behalf.

The purpose of this Plan is to reward eligible employees for long and loyal service by providing them with retirement benefits. Between now and your retirement, your Employer intends to make contributions for you and other eligible employees. When you retire, you will be eligible to receive the value of the amounts which have accumulated in your account.

Your Employer has the right to submit this Plan to the Internal Revenue Service for approval. The Internal Revenue Service will issue a "determination letter" to your Employer approving this Plan as a "qualified" retirement plan, if this Plan meets specific legal requirements.

This Summary Plan Description is a brief description of your Plan and your rights, obligations, and benefits under that Plan. Some of the statements made in this Summary Plan Description are dependent upon this Plan being "qualified" under the provisions of the Internal Revenue Code. This Summary Plan Description is not meant to interpret, extend, or change the provisions of your Plan in any way. The provisions of your Plan may only be determined accurately by reading the actual Plan documents.

A copy of your Plan is on file at your Employer's office and may be read by you, your beneficiaries, or your legal representatives at any reasonable time. If you have any questions regarding either your Plan or this Summary Plan Description, you should ask your Plan's Administrator. In the event of any discrepancy between this Summary Plan Description and the actual provisions of the Plan, the Plan will govern.

THIS SUMMARY PLAN DESCRIPTION SHALL REPLACE ANY SUMMARY PLAN DESCRIPTION(S) PREVIOUSLY DISTRIBUTED.

                                      II
                      GENERAL INFORMATION ABOUT YOUR PLAN

There is certain general information which you may need to know about your Plan. This information has been summarized for you in this section.

1.   General Plan Information

     Channell Commercial Corporation 401(k) Plan is the name of your Plan.

     Your Employer has assigned Plan Number 001 to your Plan.

     The provisions of your Plan became effective on February 1, 1986, which is called the Effective Date of the Plan.

     Your Plan's records are maintained on a twelve-month period of time. This is known as the Plan Year. The Plan Year begins on January 1 and ends on December 31.

     Certain valuations are made on the Anniversary Date of your Plan. This date is December 31.

     The contributions made to your Plan will be held and invested by the Trustee of your Plan.

     Your Plan and Trust will be governed by the laws of the state of California.

2.   Employer Information

     Your Employer's name, address and identification number are:

          Channell Commercial Corporation
          26040 Ynez Rd.
          Temecula, CA 92591
          95-2453261

3.   Plan Administrator Information

     The name, address and business telephone number of your Plan's Administrator are:

          Channell Commercial Corporation
          26040 Ynez Rd.
          Temecula, CA 92591
          (909)694-9160

     Your Plan's Administrator keeps the records for the Plan and is responsible for the administration of the Plan. The Administrator has discretionary authority to construe the terms of the Plan and make determinations on questions which may affect your eligibility for benefits. Your Plan's Administrator will also answer any questions you may have about your Plan.

4.   Plan Trustee Information

     The name(s) of your Plan's Trustee(s) is/are:

          Van Kampen American Capital Trust Company

     The Trustee(s) shall collectively be referred to as Trustee throughout this Summary Plan Description.

     The principal place of business of your Plan's Trustee is:

          2800 Post Oak Blvd.
          Houston, TX 77056

     Your Plan's Trustee has been designated to hold and invest Plan assets for the benefit of you and other Plan participants. The trust fund established by the Plan's Trustee will be the funding medium used for the accumulation of assets from which benefits will be distributed.

5.   Service of Legal Process

     The name and address of your Plan's agent for service of legal process are:

          Channell Commercial Corporation
          26040 Ynez Rd.
          Temecula, CA 92591

Service of legal process may also be made upon the Plan Administrator.


                                      III
                          PARTICIPATION IN YOUR PLAN

     Before you become a member or a participant in the Plan, there are certain eligibility and participation rules which you must meet. These rules are explained in this section.

1.   Eligibility Requirements

     You will be eligible to participate in the Plan if you have completed 90
                                                                           --
Days of Service and have attained age 18.
                                      --

     You will have completed 90 Days of Service if you are in the employ of your
                             --
Employer 90 days after your employment commencement date.
         --

2.   Participation Requirements

     Once you have satisfied your Plan's eligibility requirements, your next step will be to actually become a member or a "participant" in the Plan. You will become a participant on a specified day of the Plan Year. This day is called the Effective Date of Participation.

     You will become a participant on the first day of the Plan Year quarter coinciding with or next following the date you satisfy the eligibility requirements.

3.   Excluded Employees

     There are certain classes of employees of Channell Commercial Corporation who will not be eligible to participate in your Plan. Those employees are:

     .    employees who are non-resident aliens.
     . employees whose employment is governed by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides for participation in this Plan.



                                      IV
                          CONTRIBUTIONS TO YOUR PLAN

1.   Employer Contributions to the Plan

     Each year, your Employer will contribute to your Plan the following amounts:

     (a) The total amount of the salary reduction you elected to defer. (See the Section in this Article entitled "Participant Salary Reduction Election".)

     (b) A discretionary matching contribution equal to a percentage of the amount of the salary reduction you elected to defer, which percentage will be determined each year by the Employer.

          You will be eligible to share in this contribution regardless of your Hours of Service or employment status on the last day of the Plan Year.


     (c)  A discretionary amount determined each year by your Employer.

          If you are actively employed on the last day of the Plan Year, you will be eligible to share in this contribution regardless of your Hours of Service. However, if you terminate employment and are not re-employed before the last day of the Plan Year, you will be eligible to share in the contribution for the year only if you complete more than 500 Hours of Service during the Plan Year in which you terminate employment.


     In determining your eligibility to share in contributions for the year, there are special rules which apply if your employment terminates due to your Retirement (Normal or Late), or Total and Permanent Disability or death.

     In such cases, you will be eligible to share in the contributions made by your Employer in accordance with the following:

          If the reason your employment terminated is due to your Retirement (Normal or Late), Total and Permanent Disability or death, then you will be eligible to share in the contribution for the year without regard to whether you satisfied the requirements explained above.

2.   Participant Salary Reduction Election

     As a participant, you may elect to defer up to 15% of your compensation
                                                    ---
each year instead of receiving that amount in cash. However, your total deferrals in any taxable year may not exceed a dollar limit which is set by law. The limit for 1997 is $9,500. This limit will be increased in future years for cost of living changes.

     The amount you elect to defer will be deducted from your pay in accordance with a procedure established by your Employer and Administrator. The procedure will require that you enter into a written salary reduction agreement after you satisfy the Plan's eligibility requirements. You may elect to begin making salary reduction contributions on each January 1st, April 1st, July 1st, or October 1st. Changes to a salary reduction election are only permitted on January 1st, April 1st, July 1st, and October 1st. You will not be permitted to modify your election at any other time during the Plan year.

     The amount you elect to defer, and any earnings on that amount, will not be subject to income tax until it is actually distributed to you. This money will, however, be subject to Social Security taxes at all times.

     You should also be aware that the annual dollar limit is an aggregate limit which applies to all deferrals you may make under this plan or other cash or deferred arrangements (including tax-sheltered 403(b) annuity contracts, simplified employee pensions or other 401(k) plans in which you may be participating). Generally, if your total deferrals under all cash or deferred arrangements for a calendar year exceed the annual dollar limit, the excess must be included in your income for the year. For this reason, it is desirable to request in writing that these excess deferrals be returned to you. If you fail to request such a return, you may be taxed a second time when the excess deferral is ultimately distributed from the Plan.

     You must decide which plan or arrangement you would like to have return the excess. If you decide that the excess should be distributed from this Plan, you should communicate this in writing to the Administrator no later than the March 1st following the close of the calendar year in which such excess deferrals were made. If the entire dollar limit is exceeded in this Plan or any other plan maintained by the Employer, you will be deemed to have notified the Administrator of the excess. The Administrator will then return the excess deferral and any earnings to you by April 15th.

     In the event you receive a hardship distribution from your deferrals to this Plan or any other plan maintained by your Employer, you will not be allowed to make additional salary reductions for a period of twelve (12) months after you receive the distribution. Furthermore, the dollar limitation set by law with respect to your taxable year following the year in which you received the distribution, will be reduced by your salary reductions, if any, for the taxable year of the distribution.

     You will always be 100% vested in the amount you deferred. This means that you will always be entitled to all of the deferred amount. This money will, however, be affected by any investment gains or losses. If the Trustee invested this money and there was a gain, the balance in your account would increase. Of course, if there was a loss, the balance in your account would decrease. Your interest in this account cannot be forfeited for any reason.


     Distributions from your deferred account are not permitted before age 59 1/2 EXCEPT in the event of:

     (a)  death; or

     (b)  disability; or

     (c)  termination of employment; or

     (d) reasons of proven financial hardship (See the Section in this Article entitled "Hardship Distribution of Benefits").

     In addition, if you are a highly compensated employee (generally owners, officers or individuals receiving wages in excess of certain amounts established by law), a distribution from your deferred account of certain excess contributions may be required to comply with the law. The Administrator will notify you when a distribution is required.

3.   Your Share of Employer Contributions

     Your Employer will allocate the amount you elect to defer to an account maintained by the Trustee on your behalf.

     If you are eligible, your Employer will also allocate the matching contribution to your account under the Plan. (See the Section in this Article entitled "Employer Contributions to the Plan".)

     Your Employer's discretionary contribution will be "allocated" or divided among participants eligible to share in the contribution for the Plan Year. Your share of the contribution will depend upon how much compensation you received during the year and the compensation received by other eligible participants.


          Your share of your Employer's discretionary contribution is determined by the following fraction:

                 Employer's                       Your Compensation
                 Discretionary    x         ------------------------------
                 Contribution                 Total Compensation of All
                                            Participants Eligible to Share

          For example: Suppose the Employer's discretionary contribution for the Plan Year is $20,000. Employee A's compensation for the Plan Year is $25,000. The total compensation of all participants eligible to share, including Employee A, is $250,000. Employee A's share will be:

                       $20,000    x         $25,000      or $2000
                                           --------
                                           $250,000

     In addition to the Employer's contributions made to your account, your account will be credited periodically with a share of the investment earnings or losses of the trust fund.

     The law imposes certain limits on how much money may be allocated to your account for a year. These limits are extremely complex but generally no more than the lesser of $30,000 or 25% of your compensation may be allocated to you (excluding earnings or losses) in any year. The Administrator will inform you if these limits have affected you.

4.   Compensation

          For the purposes of your Plan, compensation has a special meaning. Compensation is defined as your total compensation actually paid during the Plan Year that is subject to income tax and is reflected on your W-2 form, but

     .    excluding overtime payments, bonuses, and commissions;

     . excluding reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits; and
     . including your salary reduction contributions to any plan or arrangement maintained by your Employer.
     . excluding compensation in excess of the dollar limitation specified in IRC 414(q)(1)(B,)(i). (For 1997, the limit is $80,000.)

     For the first year of your participation in the Plan, your compensation will be recognized for benefit purposes for the entire Plan Year. The Plan, by law, cannot recognize compensation in excess of $160,000. This amount will be adjusted in future years for cost of living increases. For any short Plan Year, the adjusted $160,000 limit will be prorated based upon the number of full months in the short Plan Year.

5.   Forfeitures

     Forfeitures are created when participants terminate employment before becoming entitled to their full benefits under the Plan. Your account may grow from the forfeitures of other participants. Forfeitures will be added to the Employer's contribution under the Planr. However, a portion of forfeited amounts will be used to reduce your Employer's contributions to the Plan.

6.   Transfers From Qualified Plans (Rollovers)

     At the discretion of the Administrator, you may be permitted to deposit into your Plan distributions you have received from other plans. Such a deposit is called a "rollover" and may result in tax savings to you. You should consult qualified counsel to determine if a rollover is in your best interest.

     Your rollover will be placed in a separate account called a "participants rollover account." The Administrator may establish rules for investment.

     You will always be 100% vested in your "rollover account." This means that you will always be entitled to all of your rollover contributions. Rollover contributions will be affected by any investment gains or losses. If the Trustee invested this money and there was a gain, the balance in your account would increase. Of course, if there were a loss from an investment, the balance in your account would decrease.

7.   Directed Investments

     The Administrator may establish rules for investment of your account balance. If the Administrator approves, you may direct the Trustee as to the investment of your account balance.


                                       V
                           BENEFITS UNDER YOUR PLAN

1.   Distribution of Benefits Upon Retirement

Normal Retirement
-----------------

     Your Normal Retirement Date is your Normal Retirement Age.

     You will attain your Normal Retirement Age when you reach your 65th birthday or the 5th anniversary of the first Plan Year in which participation in the Plan commenced.

     At your Normal Retirement Age, you will be entitled to 100% of your account balance. Payment of your benefits will, at your election, be made as soon as practicable following your Normal Retirement Date. (See the Section called "Pre-Retirement Distribution of Benefits" in this Article for information concerning distributions while still employed by the Employer.)


Late Retirement
---------------

     You may remain employed past your Plan's Normal Retirement Date and retire instead on your Late Retirement Date. Your Late Retirement Date is the date you choose to retire, after first having reached your Normal Retirement Date. On your Late Retirement Date, you will be entitled to 100% of your account. Actual benefit payments will be made as soon as practicable following your Late Retirement Date.

2.   Distribution of Benefits Upon Death

     Your beneficiary will be entitled to 100% of your account balance upon your death.

     If you are married at the time of your death, your spouse will be the beneficiary of the death benefit, you otherwise elect in writing on a form to be furnished to you by the Administrator. If you wish to designate a beneficiary other than your spouse, however, your spouse must irrevocably consent to waive any right to the death benefit. Your spouse's consent must be in writing, be witnessed by a notary or a plan representative and acknowledge the specific nonspouse beneficiary.

     If, however,

     (a) your spouse has validly waived any right to the death benefit in the manner outlined above,

     (b)  your spouse cannot be located; or

     (c)  you are not married at the time of your death,

then your death benefit will be paid to the beneficiary of your own choosing in a single lump sum, as you may elect. You may designate the beneficiary on a form to be supplied to you by the Administrator. If you change your designation, your spouse must again consent to the change.

     Regardless of the method of distribution selected, your entire death benefit must generally be paid to your beneficiaries within five years after your death (the "5-year rule"). However, if your designated beneficiary is a person (instead of your estate or most trusts), then you or your beneficiary may elect to have minimum distributions begin within one year of your death and it may be paid over the designated beneficiary's life expectancy (the "1-year rule"). if your spouse is the beneficiary, then under the "1-year rule", the start of payments may be delayed until the year in which you would have attained age 70 1/2. The election to have death benefits distributed under the "1-year rule" instead of the "5-year rule" must be made no later than the time at which minimum distributions must commence under the "1-year rule" (or, in the case of a surviving spouse, the "5-year rule", if earlier).

     Since your spouse has certain rights in the death benefit, you should immediately report any change in your marital status to the Administrator.

3.   Distribution of Benefits Upon Disability

     Under your Plan, disability is defined as a medically determinable physical or mental condition which can be expected to result in death or which has lasted (or is expected to last) for a continuous period of at least 12 months, and which renders you incapable of continuing any gainful occupation. Your disability, will be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, you will be considered disabled for purposes of this Plan.

     If you become disabled while a participant, you will be entitled to 100% of your account balance. Payment of your disability benefits will be made to you as if you had retired. (See the Section in this Article entitled "Benefit Payments.")

4.   Distribution of Benefits Upon Termination of Employment

     Your Plan is designed to encourage you to stay with your Employer until retirement. Payment of your account balance under your Plan is only available upon your death, disability or retirement.

     If your employment terminates for reasons other than those listed above, you will be entitled to receive only your "vested percentage" of your account balance and the remainder of your account will be forfeited. Only contributions made by your Employer are subject to forfeiture. (See the Section in this Article entitled "Vesting in Your Plan.")

     If your vested benefit under the Plan at the time of any prior distribution exceeded $3,500 or currently exceeds $3,500, you must give written consent before the distribution may be made. Amounts of $3,500 or less will be distributed without the need for consent.

5.   Vesting in Your Plan

     Your "vested percentage" in your account is determined under the following schedule and is based on vesting Years of Service. You will always, however, be 100% vested upon your Normal Retirement Age. (See the Sections in this Article entitled "Distribution of Benefits Upon Retirement.")

                               Vesting Schedule
                               ----------------
                   Years of Service              Percentage
                          1                              20%
                          2                              40%
                          3                              60%
                          4                              80%
                          5                             100%

     Regardless of this vesting schedule, you are always 100% vested in your salary reduction amounts contributed to the Plan.

     If you were a Participant in the Channell Commercial Corporation Profit Sharing Plan prior to the merger of the plans, you will be 100% vested. if you become a Participant in the Profit Sharing portion of the Plan under the amended document, effective October 1, 1997, you will vest according to the schedule stated above.

Years of Service prior to the time you reached age 18 will not be counted for vesting purposes.

     Your vested benefit will normally be distributed to you or your beneficiary upon your death, disability, or retirement. if you terminate employment before any of these events, however, your unpaid vested benefit may be segregated in a special account until it is actually distributed.


6.   Benefit Payments

     At the time you are entitled to receive a distribution under the Plan, the Administrator will direct the Trustee to pay your benefits to you in one lump-sum cash payment.

      Generally, whenever a distribution is to be made to you on or as of an anniversary date, it may be made on such date or as soon thereafter as is practicable. However, unless you elect in voting to defer the receipt of benefits, no distribution may begin later than the 60th day after the close of the plan year in which the latest of the following events occurs:

     (a)  the date on which you reach the age of 65 or your Normal Retirement
Age;

     (b) the 10th anniversary of the year in which you became a participant in the Plan;

     (c)  the date you terminated employment with your Employer.

     Regardless of whether you elect to delay the receipt of benefits, there are other rules which generally require minimum payments to begin no later than the April 1st following the year in which you reach age 70 1/2. You should see the Administrator if you feel you may be affected by this rule.

7.   Treatment of Distributions From Your Plan

     Whenever you receive a distribution from your Plan, it will normally be subject to income taxes. You may, however, reduce, or defer entirely, the tax due on your distribution through use of one of the following methods:

     (a) The rollover of all or a portion of the distribution to an individual Retirement Account (IRA) or another qualified employer plan. This will result in no tax being due until you begin withdrawing funds from the IRA or other qualified employer plan. The rollover of the distribution, however, MUST be made within strict time frames (normally, within 60 days after you receive your distribution). Under certain circumstances all or a portion of a distribution may not qualify for this rollover treatment. In addition, most distributions will be subject to mandatory federal income tax withholding at a rate of 20%. This will reduce the amount you actually receive. For this reason, if you wish to rollover all or a portion of your distribution amount, the direct transfer option described in paragraph (b) below may be the better choice.

     (b) You may request for most distributions that a direct transfer of all or a portion of your distribution amount be made to either an Individual Retirement Account (IRA) or another qualified employer plan willing to accept the transfer. A direct transfer will result in no tax being due until you withdraw funds from the IRA or other qualified employer plan. Like the rollover, under certain circumstances all or a portion of the amount to be distributed may not qualify for this direct transfer. If you elect to actually receive the distribution rather than a direct transfer, then in most cases 20% of the distribution amount will be withheld for federal income tax purposes.

     (c) The election of favorable income tax treatment under "10-year forward averaging," "5-year forward averaging" or, if you qualify, "capital gains" method of taxation.

     Whenever you receive a distribution, the administrator will deliver to you a more detailed explanation of these options. However, the rules which determine whether you qualify for favorable tax treatment are very complex. You should consult with qualified tax counsel before making a choice.


8.   Domestic Relations Order

     As a general rule, your interest in your account, including your "vested interest", may not be alienated. This means that your interest may not be sold, used as collateral for a loan, given away or otherwise transferred. in addition, your creditors may not attach, garnish or otherwise interfere with your account.

     There is an exception, however, to this general rule. The Administrator may be required by law to recognize obligations you incur as a result of court ordered child support or alimony payments. The Administrator must honor a "qualified domestic relations order." A "qualified domestic relations order" is defined as a decree or order issued by a court that obligates you to pay child support or alimony, or otherwise allocates a portion of your assets in the Plan to your spouse, former spouse, child or other dependent. If a qualified domestic relations order is received by the Administrator, all or a portion of your benefits may be used to satisfy the obligation. The Administrator will determine the validity of any domestic relations order received.

9.   Pension Benefit Guaranty Corporation

     Benefits provided by your Plan are NOT insured by the Pension Benefit Guaranty Corporation (PBGC) under Title IV of the Employee Retirement Income Security Act of 1974 because the insurance provisions under ERISA are not applicable to your Plan.

10.  Pre-Retirement Distribution of Benefits

     You may be entitled to receive a pre-retirement distribution if you have reached the age of 59 1/2 and are 100% vested in your account from which such distribution is made. However, any distribution will reduce the value of the benefits you will receive at retirement. This distribution is made at your election.

     Also, the law restricts any pre-retirement distribution from certain accounts which are maintained for you under the Plan before you reach age 59 1/2. These accounts are generally the ones set up to receive your salary reduction contributions and other Employer contributions which are used to satisfy special rules for 401(k) Plans. Ask your Administrator if you need more details.


11.  HARDSHIP DISTRIBUTION OF BENEFITS

     Upon your request, the Administrator may direct the Trustee to distribute up to 100% of your account balance in the event of immediate and heavy financial need. This hardship distribution is not in addition to your other benefits and will therefore reduce the value of the benefits you will receive at retirement.

     Distribution may only be made from a fully vested account balance.

     Withdrawal will be authorized only if the distribution is to be used for one of the following purposes:

     (a) The payment of expenses for medical care (described in Section 213(d) of the Internal Revenue Code) previously incurred by you or your dependent or necessary for you or your dependent to obtain medical care;

     (b) The costs directly related to the purchase of your principal residence (excluding mortgage payments);

     (c) The payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for yourself, your spouse or dependent;

     (d) The payment necessary to prevent your eviction from your principal residence or foreclosure on the mortgage of your principal residence.

     A distribution will be made from your account, but only if you certify and agree that all of the following conditions are satisfied:

     (a) The distribution is not in excess of the amount of your immediate and heavy financial need. The amount of your immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

     (b) You have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by your Employer;

     (c) Your elective contributions and employee contributions will be suspended for at least twelve (12) months after your receipt of the hardship distribution; and

     (d) You will not make elective contributions for your taxable year immediately following the taxable year of the hardship distribution, except to the extent permitted by the Plan.

4    In addition to these rules, there are restrictions placed on hardship distributions which are made from certain accounts. These accounts are generally the accounts which receive your salary reduction contributions and other Employer contributions which are used to satisfy special rules that apply to 401(k) plans. Any hardship distribution from these accounts will be limited, as of the date of the distribution, to your total salary reduction contributions, reduced by the amount of any previous distribution made to you from these accounts. Ask your Administrator if you need further details.


                                      VI
                             YEAR OF SERVICE RULES

1.   YEAR OF SERVICE AND HOUR OF SERVICE

     The term "Year of Service" is used throughout this Summary Plan Description and throughout your Plan.

          You will have completed a Year of Service for vesting purposes if you are credited with 1000 Hours of Service during a Plan Year, even if you were not employed on the first or last day of the Plan Year.

     For purposes of determining whether you have completed a Year of Service where the computation period is based upon a short Plan Year, your Administrator will notify you of the number of the Hours of Service that are required and the method of calculating a Year of Service.

     An "Hour of Service" has a special meaning for Plan purposes. You will be credited with an Hour of Service for:

     (a) each hour for which you are directly or indirectly compensated by your Employer for the performance of duties during the Plan Year;

     (b) each hour for which you are directly or indirectly compensated by your Employer for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, jury duty or leave of absence during the Plan Year); and

     (c)  each hour for back pay awarded or agreed to by your Employer.

     You will not be credited for the same Hours of Service both under (a) or
(b), as the case may be, and under (c).

2.   1-Year Break in Service

     A 1-Year Break in Service is a computation period during which you have not completed more than 500 Hours of Service with your Employer.

     A 1-Year Break in Service does NOT occur, however, in the computation period in which you enter or leave the Plan for reasons of:

     (a)  an authorized leave of absence;

     (b)  certain maternity or paternity absences.

     The Administrator will be required to credit you with Hours of Service for a maternity or paternity absence. These are absences taken on account of pregnancy, birth, or adoption of your child. No more than 501 Hours of Service shall be credited for this purpose and these Hours of Service shall be credited solely to avoid your incurring a 1-Year Break in Service. The Administrator may require you to furnish proof that your absence qualifies as a maternity or paternity absence.

     These break in service rules may be illustrated by the following example:

     Employee A works 300 hours in a Plan Year. At the end of the Plan Year, Employee A will have a 1-Year Break in Service because he has worked less than 501 hours in a Plan Year. Employee B works 300 hours in a Plan Year and takes an authorized leave of absence for which he is credited with an additional 250 hours. Employee B will NOT have a 1-Year Break in Service because he is credited with more than 500 hours in a Plan Year.

     If you are reemployed after a 1-Year Break in Service and were vested in any portion of your account derived from Employer contributions, you will receive credit for all Years of Service credited to you before your 1-Year Break in Service. For example:

     Suppose Employee A terminated employment with 4 Years of Service and was vested in a portion of his account. Employee A was then reemployed after a 1-Year Break in Service on January 1, 2002. Employee A will be credited with his 4 years of pre-break service upon reemployment.

     If you do not have a "vested interest" in the Employer contributions allocated to your account when you terminate your employment, you will lose credit for your pre-break Years of Service when your consecutive 1-Year Breaks in Service equal or exceed the greater of 5 years, or your pre-break Years of Service. For example:

     Employee A terminated employment on January 1, 2000 with 2 Years of Service. Employee A was not vested at the time of his employment. Employee A returns to work on January 1, 2003. Employee A will be credited with his 2 pre-break Years of Service because his period of termination (3 years) did not exceed 5 years.


                                      VII
                         YOUR PLAN'S "TOP HEAVY RULES"

Explanation of "Top Heavy Rules"

     A 401(k) Profit Sharing Plan that primarily benefits "key employees" is called a "top heavy plan." Key employees are certain owners or officers of your Employer. A Plan is a top heavy plan when more than 60% of the contributions or benefits have been allocated to key employees.

     Each year, the Administrator is responsible for determining whether your Plan is a "top heavy" plan.

     If your Plan becomes top heavy in any Plan Year, then non-key employees will be entitled to certain "top heavy minimum benefits", and other special rules will apply. Among these top heavy rules are the following:

     (a) Your Employer may be required to make a contribution equal to 3% of your compensation to your account

     (b) The vesting schedule outlined in the Article and Section in this Summary entitled "BENEFITS UNDER YOUR PLAN: Vesting in Your Plan" will apply.

     (c) if you are a participant in more than one plan, you may not be entitled to minimum benefits under both Plans.


                                     VIII
                   CLAIMS BY PARTICIPANTS AND BENEFICIARIES

     Benefits will be paid to participants and their beneficiaries without the necessity of formal claims. You or your beneficiaries, however, may make a request for any Plan benefits to which you may be entitled. Any such request must be made in writing, and it should be made to the Administrator. (See the Article in this Summary entitled GENERAL INFORMATION ABOUT YOUR PLAN.)

     Your request for Plan benefits shall be considered a claim for Plan benefits, and it will be subject to a full and fair review. If your claim is wholly or partially denied, the Administrator will furnish you with a written notice of this denial. This written notice must be provided to you within a reasonable period of time (generally 90 days) after the receipt of your claim by the Administrator. The written notice must contain the following information:

     (a)  the specific reason or reasons for the denial;

     (b) specific reference to those Plan provisions on which the denial is based;

     (c) a description of any additional information or material necessary to correct your claim and an explanation of why such material or information is necessary; and

     (d) appropriate information as to the steps to be taken if you or your beneficiary wishes to submit your claim for review.

     If notice of the denial of a claim is not furnished to you in accordance with the above within a reasonable period of time, your claim will be deemed denied. You will then be permitted to proceed to the review stage described in the following paragraphs.

     If your claim has been denied, and you wish to submit your claim for review, you must follow the Claims Review Procedure.

The Claims Review Procedure

     (a) Upon the denial of your claim for benefits, you may file your claim for review, in writing, with the Administrator.

     (b) YOU MUST FILE THE CLAIM FOR REVIEW NO LATER THAN 60 DAYS AFTER YOU HAVE RECEIVED WRITTEN NOTIFICATION OF THE DENIAL OF YOUR CLAIM FOR BENEFITS, OR IF NO WRITTEN DENIAL OF YOUR CLAIM WAS PROVIDED, NO LATER THAN 60 DAYS AFTER THE DEEMED DENIAL OR YOUR CLAIM.

     (c) You may review all pertinent documents relating to the denial of your claim and submit any issues and comments, in writing, to the Administrator.

     (d) Your claim for review must be given a full and fair review. If your claim is denied, the Administrator must provide you with written notice of this denial within 60 days after the Administrator's receipt of your written claim for review. There may be times when this 60 day period may be extended. This extension may only be made, however, where there are special circumstances which are communicated to you in writing within the 60 day period. If there is an extension, a decision shall be made as soon as possible, but not later than 120 days after receipt by the Administrator of your claim for review.

     (e) The Administrator's decision on your claim for review will be communicated to you in writing and will include specific references to the pertinent Plan provisions on which the decision was based.

     (f) If the Administrator's decision on review is not furnished to you within the time limitations described above, your claim will be deemed denied on review.

     (g) If benefits are provided or administered by an insurance company, insurance service, or other similar organization which is subject to regulation under the insurance laws, the claims procedure relating to these benefits may provide for review. If so, that company, service, or organization will be the entity to which claims are addressed. if you have any questions regarding the proper person or entity to address claims, you should ask the Administrator.

                                      IX
                           STATEMENT OF ERISA RIGHTS

EXPLANATION OF YOUR ERISA RIGHTS

     As a participant in this Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974, also called ERISA. ERISA provides that all Plan participants are entitled to:

     (a)  examine, without charge, all Plan documents, including:

          (1)  insurance contracts;

          (2)  collective bargaining agreements; and

          (3) copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

          This examination may take place at the Administrator's office and at other specified employment locations of the Employer. (See the Article in this Summary entitled "GENERAL INFORMATION ABOUT YOUR PLAN");

     (b) obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies;

     (c) receive a summary of the Plan's annual financial report. The Administrator is required by law to furnish each participant with a copy of this summary annual report;

     (d) obtain a statement telling you whether you have a right to receive a retirement benefit at Normal Retirement Age and, if so, what your benefits would be at Normal Retirement Age if you stop working under the Plan now. If you do not have a right to a retirement benefit, the statement will tell you how many years you have to work to get a right to a retirement benefit. THIS STATEMENT MUST BE REQUESTED IN WRITING AND IS NOT REQUIRED TO BE GIVEN MORE THAN ONCE A YEAR. The Plan must provide the statement free of charge.

     In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

     If your claim for a retirement benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Administrator review and reconsider your claim. (See the Article in this Summary entitled "CLAIMS BY PARTICIPANTS AND BENEFICIARIES.")

     Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Administrator to provide the materials and pay you up to $100.00 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

     If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

     If the Plan's fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

     If you have any questions about this statement, or about your rights under ERISA, you should contact the nearest Area Office of the U.S Labor-Management Services Administration, Department of Labor.


                                       X
                    AMENDMENT AND TERMINATION OF YOUR PLAN

1.   AMENDMENT

     Your Employer has the right to amend your Plan at any time. Any such amendment shall be adopted by formal action of the Employer and executed by an individual authorized to act on behalf of the Employer. In no event, however, will any amendment:

     (a) authorize or permit any part of the Plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries; or

     (b)  cause any reduction in the amount credited to your account.

2.   TERMINATION

     Your Employer has the right to terminate the Plan at any time. Upon termination, all amounts credited to your accounts will be 100% vested. A complete discontinuance of contributions by your Employer will constitute a termination.

                                      XI
                                     LOANS

     You may apply to the Administrator for a loan from the Plan. Your application must be in writing on forms which the Administrator will provide to you. The Administrator may also request that you provide additional information, such as financial statements, tax returns, and credit reports. After considering your application, the Administrator may, in its discretion, determine that you qualify for the loan. The Administrator will inform the Trustee that you qualify. The Trustee may then review the Administrator's determination and make a loan to you if it is a prudent investment for the Plan.

LOAN REQUIREMENTS

     There are various rules and requirements that apply for any loan. These rules are outlined in this section. In addition, your Employer has established a written loan program which explains these requirements in more detail. You can request a copy of the loan program from the Administrator. Generally, the rules for loans include the following:

     (a) Loans must be made available to all participants and their beneficiaries on a uniform and nondiscriminatory basis.

     (b) All loans must be adequately secured. You may use up to one-half (1/2) of your vested account balance under the Plan as security for the loan. The Plan may also require that repayments on the loan obligation be by payroll reduction.

     (c) All loans must bear a reasonable rate of interest. The interest rate must be one a bank or other professional lender would charge for making a loan in a similar circumstance.

     (d) All loans must have a definite repayment period which provides for payment to be made not less frequently than quarterly, and for the loan to be amortized on a level basis over a reasonable period of time, not to exceed five
(5) years. However, if you use the loan to acquire your principal residence, you may repay the loan over a reasonable period of time that may be longer than five
(5) years.

     (e) All loans will be considered a directed investment from your account under the Plan. All payments of principal and interest by you on a loan shall be credited to your account.

     (f) The amount the Plan may loan to you is limited by rules under the Internal Revenue Code. All loans, when added to the outstanding balance of all other loans from the Plan, will be limited to the lesser of:

          (1) $50,000 reduced by the excess, if any, of your highest outstanding balance of loans from the Plan during the one-year prior period to the date of the loan over your current outstanding balance of loans; or

          (2)  1/2 of your vested account balance.

     The $50,000 limit stated in (1) above will not be reduced for loans made on or before December 31, 1986.

     Also, no loan in an amount less than $1,000 will be made.

     (g) If you fail to make payments when they are due under the loan, you will be considered to be "in default." The Trustee would then have authority to take all reasonable actions to collect the balance owing on the loan. This could include filing a lawsuit or foreclosing on the security for the loan. Under certain circumstances, a loan that is in default may be considered a distribution from the Plan, and could result in taxable income to you. In any event, your failure to repay a loan will reduce the benefit you would otherwise be entitled to from the Plan.

                            ADOPTION AGREEMENT FOR
                       AMERICAN CAPITAL MARKETING, INC.
                    NON-STANDARDIZED 401(k) PROFIT SHARING
                                PLAN AND TRUST

     The undersigned Employer adopts the American Capital Marketing, Inc. Non-Standardized 401 (k) Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

A1   Channell Commercial Corporation 401(k) Plan
     -------------------------------------------
     (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION
--------------------

B1   Name of Employer          Channell Commercial Corporation
                               -------------------------------

B2   Address                   26040 Ynez Rd.
                               --------------
                               Temecula, CA 92591
                               ------------------
                               City,  State  Zip

     Telephone                 (909)694-9160
                               -------------

B3   Employer Identification Number   95-2453261
                                      ----------

B4   Date Business Commenced          1966
                                      ----

B5   TYPE OF ENTITY

     a.    [_]   S Corporation    b.    [_]   Professional Service Corporation

     c.    [X]   Corporation      d.    [_]   Sole Proprietorship

     e.    [_]   Partnership      f.    [_]   Other ____________________

     AND, is the Employer a member of....

     g.  a controlled group?   [X] Yes  [_]  No

     h.  an affiliated service group?   [_] Yes  [X]  No

B6   NAME(S) OF TRUSTEE(S)

     a.   Van Kampen American Capital Trust Company
        --------------------------------------------

     b. --------------------------------------------

     c. --------------------------------------------

     d. --------------------------------------------

B7   TRUSTEE'S ADDRESS

     a.  [_]   Use Employer Address

     b.  [X]   Address                 2800 Post Oak Blvd.
                                       --------------------------------
                                       Street


                                       Houston,    TX     77056
                                       --------------------------------
                                       City        State         Zip


              Copyright 1990-N American Capital Marketing, Inc.

B8   LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

     a. [X] state  b. [_] commonwealth of c. California and this Plan and Trust
                                              ----------
        shall be governed under the same.

B9   EMPLOYER FISCAL YEAR means the 12 consecutive month period: Commencing on

     a. January 1 (e.g., January 1st) and ending on b. December 31.
        ---------                                      -----------
        month day                                       month day

PLAN INFORMATION
----------------

C1 EFFECTIVE DATE This Adoption Agreement of the American Capital Marketing, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

     a. [_] establish a new Plan and Trust effective as of ___ (hereinafter called the "Effective Date").
     b. [X] constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective 2/1/86 (hereinafter called the "Effective
                                   ------
               Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is 10/1/97 (For
                                                                   -------
               TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2   PLAN YEAR means the 12 consecutive month period: Commencing on a. January 1
                                                                       ---------
     (e.g., January 1st) and ending on b. December 31.
                                          -----------

     IS THERE A SHORT PLAN YEAR? c. [X] No d. [_] Yes, beginning ________ and ending ________.

C3   ANNIVERSARY DATE of Plan (Annual Valuation Date)  a. December 31
                                                          -----------
                                                           month day

C4   PLAN NUMBER assigned by the Employer (select one)

     a.   [X]   001   b.   [_]   002   c.   [_]   003   d.   [_]   Other ____.

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

     a.   [X]   Employer (Use Employer Address)
     b.   [_]   Name      ________________________________________
                Address   ________________________________________
                          ________________________________________
                          City            State     Zip
                Telephone _______________ Administrator's I.D. Number _________

C6   PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

     a.   [X]   Employer (Use Employer Address)
     b.   [_]   Name      ________________________________________
                Address   ________________________________________
                          ________________________________________
                          City            State     Zip

ELIGIBILITY, VESTING AND RETIREMENT AGE
---------------------------------------

D1     ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

       a.  [_]    all Employees who have satisfied the eligibility requirements.
       b.  [X]    all Employees who have satisfied the eligibility requirements except those checked below:

                  1.    [_]   Employees paid by commission only.
                  2.    [_]   Employees hourly paid.
                  3.    [_]   Employees paid by salary.
                  4.    [X]   Employees whose employment is governed by a
                              collective bargaining agreement between the
                              Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term
                              "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

                  5.    [_]   Highly Compensated Employees.
                  6.    [X]   Employees who are nonresident aliens who received
                              no earned income (within the meaning of Code
                              Section 911(d)(2)) from the Employer which constitutes income from sources within the United
                              States (within the meaning of Code Section
                              861(a)(3)).

                  7.    [_]   Other _________________________________________

       NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2     EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

       Employees of Affiliated Employers:

       a.  [X]    will not or N/A
       b.  [_]    will

       be treated as Employees of the Employer adopting the Plan.

       NOTE: If D2b is elected each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

       a.  [X]    On the basis of actual hours for which an Employee is paid or entitled to payment.
       b.  [_]    On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee
                  would be credited with at least one (1) Hour of Service
                  during the day.
       c.  [_]    On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such
                  Employee would be credited with at least one (1) Hour of
                  Service during the week.
       d.  [_]    On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1)
                  Hour of Service during the semi-monthly payroll period.
       e.  [_]    On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1)
                  Hour of Service during the month.

D4 CONDITIONS OF ELIGIBILITY (Plan Section 3.1) (Check either a OR b and c, and if applicable, d) Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

      a.   [ ]     NO AGE OR SERVICE REQUIRED.
      b.   [x]     SERVICE REQUIREMENT. (may not exceed 1 year.)

                   1.  [ ]  None
                   2.  [ ]  1/2 Year of Service
                   3.  [ ]  1 Year of Service
                   4.  [x]  Other 90 Days of Service
                                  ------------------

     Note: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.


     c.  [x]       AGE REQUIREMENT (may not exceed 21)

                   1.  [ ]  N/A - No Age Requirement.
                   2.  [ ]  20 1/2
                   3.  [ ]  21
                   4.  [x]  Other 18
                                  --

     d.  [ ]       FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.


D5 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

     a.  [ ]       the first day of the Plan Year in which he met the
                   requirements
     b.  [ ]       the first day of the Plan Year in which he met the
                   requirements, if he met the requirements in the first 6
                   months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last
                   6 months of the Plan Year.
     c.  [ ]       the earlier of the first day of the seventh month or the
                   first day of the Plan Year coinciding with or next following the date on which he met the requirements.
     d.  [ ]       the first day of the Plan Year next following the date on
                   which he met the requirements. (Eligibility must be 1/2 Year of Service, or less or 1 1/2 Years of Service or less if 100%
                   immediate vesting is selected, and age 20 1/2 or less.)
     e.  [ ]       the first day of the month coinciding with or next following the date on which he met the requirements.
     f.  [x]       Other: January 1st, April 1st, July 1st, October 1st
                          ---------------------------------------------
                   coinciding with or next following meeting the requirements,
                   ----------------------------------------------------------
                   provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D4 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D6 VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b)) the vesting schedule, based on number of Years of Service, shall be as follows:

        a.  [ ]      100% upon entering Plan.  (Required if eligibility
                     requirement is greater than one (1) Year of Service.)

        b.  [ ] 0-2  years    0%                     c. [ ] 0-4 years    0%
                  3  years  100%                              5 years  100%

        d.  [ ] 0-1  years    0%                     e. [ ]   1 year    25%
                  2  years   20%                              2 years   50%
                  3  years   40%                              3 years   75%
                  4  years   60%                              4 years  100%
                  5  years   80%
                  6  years  100%

*       f.  [x]   1  year    20%                     g. [ ] 0-2 years    0%
                  2  years   40%                              3 years   20%
                  3  years   60%                              4 years   40%
                  4  years   80%                              5 years   60%
                  5  years  100%                              6 years   80%
                                                              7 years  100%

        h.  [ ]   Other - Must be at least as liberal as either c or g above.

                            Years of Service            Percentage

                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------

D7 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:


**     a. [X]   Vesting schedule has not been amended or amended schedule is more favorable in all years.

***    b. [X]              Years of Service            Percentage

                               2 Years                     100%
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------
                           ------------------       -----------------


*This vesting schedule will be effective as of October 1, 1997.
**For Channell Commercial Corporation 401(k) Savings Plan the 7-year vesting schedule will apply through September 30, 1997 for Matching contributions, if any.
***Prior to October 1, 1997, the Channell Commercial Corporation Profit Sharing Plan vested all participants 100% upon entering the Plan in their Profit Sharing contribution account and will continue to be 100% vested in their Profit Sharing contribution account. Effective October 1, 1997, all employees who had not previously become a participant in the Channell Commerical Corporation Profit Sharing Plan will vest under the schedule chosen in D6f.

D8 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code
       Section 416 and/or before the Plan became a Top Heavy Plan.

       a.   [X]   N/A (D6a, b, d, e or f was selected)

       b.   [_]   0-1 year        0%               c. [_]   0-2 years       0%
                    2 years      20%                          3 years     100%
                    3 years      40%
                    4 years      60%
                    5 years      80%
                    6 years     100%

       NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D9 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be
       EXCLUDED:

       a.   [_]   Service prior to the Effective Date of the Plan or a
                  predecessor plan.
                  b.  [X]    N/A
       c.   [X]   Service prior to the time an Employee attained age 18.
                  d.  [ ]    N/A

D10    PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

       a.   [X]   No.
       b.   [_]   Yes: Years of Service with ___________________________________
                  shall be recognized for the purpose of this Plan.

       NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D11    NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

       a.  [_]    the date a Participant attains his _____ birthday. (not to exceed 65th)
       b.  [X]    the later of the date a Participant attains his 65th birthday
                                                                  ----
                  (not to exceed 65th) or the c. 5th (not to exceed 5th)
                                                 ---
                  anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D12    NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

       a.  [X]    as of the Participant's "NRA".

       OR (must select b. or c. AND 1. or 2.)

       b.  [_]    as of the first day of the month...
       c.  [_]    as of the Anniversary Date...
                  1.   [_]   coinciding with or next following the Participant's
                             "NRA".
                  2.   [_]   nearest the Participant's "NRA".

D13    EARLY RETIREMENT DATE  (Plan Section 1.12) means the:

       a.   [X]   No Early Retirement provision provided.
       b.   [_]   date on which a Participant...
       c.   [_]   first day of the month coinciding with or next following the date on which a Participant...
       d.   [_]   Anniversary Date coinciding with or next following the date on which a Participant...

       AND, if b, c or d was selected...

                  1.   [_]   attains his ______ birthday and has
                  2.   [_]   completed at least ______ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS
--------------------------------------------

E1     a.   COMPENSATION (Plan Section 1.9) with respect to any Participant means:

            1.   [_]   "415 Compensation."
            2.   [X]   Compensation reportable as wages on Form W-2.

       b.   COMPENSATION shall be

            1.   [X]   actually paid (must be selected if Plan is integrated)
            2.   [_]   accrued

       c. HOWEVER, FOR NON-INTEGRATED PLANS, Compensation shall exclude (select all that apply):

            1.   [_]   N/A. No exclusions
            2.   [X]   overtime
            3.   [X]   bonuses
            4.   [X]   commissions
            5.   [X]   other Compensation in excess of the dollar limitation
                             -----------------------------------------------
                       specified in IRC 414(q)(1)(B)(i)
                       --------------------------------

       d.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

            1.   [X]   the Plan Year.
            2.   [_]   the Fiscal Year coinciding with or ending within the
                       Plan Year.
            3.   [_]   the Calendar Year coinciding with or ending within the
                       Plan Year.

       NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

       e. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

            1.   [X]   the first day of the Plan Year.
            2.   [_]   the date the Participant entered the Plan.

       f.   IN ADDITION, COMPENSATION and "414(s) Compensation"

            1.   [X]   shall
            2.   [_]   shall not

            include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402)a)(8), 402(h)(1)(B), or 403(b).

E2 SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION (Plan Section 4.2) Each Employee may elect to have his Compensation reduced by:

        a.    [ ]     ______%

        b.    [x]     up to 15%
                            --
        c.    [ ]     from    %  to      %
                          ----      ----
        d.    [ ]     up to the maximum percentage allowable not to exceed the
                      limits of Code Sections 401(k), 404 and 415.
        AND...

        e.    [x]     A Participant may elect to commence salary reductions as
                      of any January 1st, April 1st, July 1st, or October 1st
                         ----------------------------------------------------
                      (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may
                      modify the amount of salary reductions as of each January
                                                                   ------------
                      1st, April 1st, July 1st or October 1st (ENTER AT LEAST
                      ---------------------------------------
                      ONE DATE OR PERIOD).

        AND...

        Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

        f.    [ ]     Yes
        g.    [x]     No

E3      FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION (Plan Section
        4.1(b))

        a.    [ ]     N/A. There shall be no matching contributions.
        b.    [ ]     The Employer shall make matching contributions equal to
                      _____% (e.g. 50%) of the Participant's salary reductions.
        c.    [x]     The Employer may make matching contributions equal to a
                      discretionary percentage, to be determined by the
                      Employer, of the Participant's salary reductions.
        d.    [ ]     The Employer shall make matching contributions equal to
                      the sum of ______% of the portion of the Participant's
                      salary reduction which does not exceed ______% of the
                      Participant's Compensation plus __% of the portion of the
                      Participant's salary reduction which exceeds __% of the
                      Participant's Compensation, but does not exceed ______% of the Participant's Compensation.
        e.    [ ]     The Employer shall make matching contributions equal to
                      the percentage determined under the following schedule:


                             Participant's Total         Matching Percentage
                              Years of Service

                           -----------------------     -----------------------
                           -----------------------     -----------------------
                           -----------------------     -----------------------

FOR PLANS WITH MATCHING CONTRIBUTIONS
-------------------------------------

         f.    [x]    Matching contributions g. [ ] shall h. [x] shall not be
                      used in satisfying the deferral percentage tests. (If
                      used, full vesting and restrictions on withdrawals will
                      apply and the match will be deemed to be an Elective
                      Contribution).
         i     [ ]    Shall a Year of Service be required in order to share
                      in the matching contributions?

                      With respect to Plan Years beginning after 1989...

                      1.  [ ]  Yes (Could cause Plan to violate minimum
                               participation and coverage requirements under Code Sections 401(a)(26) and 410)
                      2.  [x]  No

                      With respect to Plan Years beginning after 1990...

                      1.  [x]  N/A New Plan or same as years beginning after
                               1989.
                      2.  [ ]  Yes
                      3.  [ ]  No

         j    [ ]     In determining matching contributions, only salary
                      reductions up to _______% of a Participant's Compensation
                      will be matched.   k.  [x] N/A

     l.   [ ]  The matching contribution made on behalf of a Participant for any
               Plan Year shall not exceed  $_____. m.   [X]   N/A
     n.   [X]  Matching contributions shall be made on behalf of
               1.   [X]  all Participants.
               2.   [ ]  only Non-Highly Compensated Employees.

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION (Plan Section 4.1)?

     a.   [ ]  No.
     b. [ ] Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
     c. [X] Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

     IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

     d. [X] FOR A NON-INTEGRATED PLAN: The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

     e. [ ] FOR AN INTEGRATED PLAN: The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan
               Section 4.4(b)(3) based on a Participant's Compensation in excess of:

          f.   [ ]  The Taxable Wage Base.
          g.   [ ]  The greater of $10,000 or 20% of the Taxable Wage Base.
          h.   [ ]  _____% of the Taxable Wage Base. (See Note below)
          i.   [ ]  $___________. (see Note below)

     NOTE:  The integration percentage of 5.7% shall be reduced to:
          1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
          2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.

E5   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 4.1)

     a. [ ] N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 4.6 and 4.8.
     b. [ ] The Employer shall make a Qualified Non-Elective Contribution equal to _____% of the total Compensation of all Participants eligible to share in the allocations.
     c. [X] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6   FORFEITURES (Plan Section 4.4(e))

     a. Forfeitures of contributions other than matching contributions shall be...

               1.   [X]  added to the Employer's contribution under the Plan.
               2.   [ ]  allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

     b.   Forfeitures of matching contributions shall be...

               1.   [ ]  N/A.  No matching contributions or match is fully
                         vested.
               2.   [X]  used to reduce the Employer's matching contribution.
               3.   [ ]  allocated to all Participant's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.
               4.   [ ]  allocated to all Non-Highly Compensated Employees
                         eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7 ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.4) with respect to Plan Years beginning after 1989, a participant...

    a.     [-]     shall (Plan may become discriminatory)
           [X]     shall not

    be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8  ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.4(1))

    Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

    a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures:

           1.     For Plan Years beginning after 1989,
                  i.     [_]     N/A, Plan does not provide for such contributions.
                  ii.    [X]     shall share in the allocations provided such Participant completed more than 500 hours of Service.
                  iii.   [_]     shall share in such allocations provided such Participant completed a Year of Service.
                  iv.    [_]     shall not share in such allocations, regardless of Hours of Service.

           2.     For Plan Years beginning before 1990,

                  i.     [X]     N/A, new Plan, or same as for Plan Years beginning after 1989.
                  ii.    [_]     shall share in such allocations provided such Participant completed a Year of Service.
                  iii.   [_]     shall not share in such allocations, regardless of Hours of Service.

    NOTE:  If a.1.iii or iv is selected, the Plan could violate minimum participation and coverage requirements under Code Sections
    401(a)(26) and 410.

    b.     With respect to the allocation of Employer Matching Contributions, a Participant:

           1.     For Plan Years beginning after 1989,

                  i.     [_]     N/A, Plan does not provide for matching contributions.
                  ii.    [X]     shall share in the allocations, regardless of Hours of Service.
                  iii.   [_]     shall share in the allocations provided such Participant completed more than 500 Hours of Service.
                  iv.    [_]     shall share in such allocations provided such Participant completed a Year of Service.
                  v.     [_]     shall not share in such allocations, regardless of Hours of Service.

           2.     For Plan Years beginning before 1990,

                  i.     [X]     N/A, new Plan, or same as years beginning after 1989.
                  ii.    [_]     shall share in the allocations, regardless of Hours of Service.
                  iii.   [_]     shall share in such allocations provided such participant completed a Year of Service.
                  iv.    [_]     shall not share in such allocations, regardless of Hours of Service.

     NOTE: If b.1.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Sections
     401(a)(26) and 410.

E9   ALLOCATIONS OF EARNINGS (Plan Section 4.4(c))

     Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined...

     a.   [X]  by using a weighted average.
     b. [ ] by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Anniversary Date or valuation date
     c.   [ ]  by using the method specified in Section 4.4(c).
     d.   [ ]  other _____________________________________________________

E10  LIMITATIONS OF ALLOCATIONS (Plan Section 4.9)

     a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

               1.   [X]  N/A.
               2.   [ ]  The provisions of Section 4.9(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
               3.   [ ]  Provide the method under which the Plans will limit
                         total Annual additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.
                         ___________________________________________________
                         ___________________________________________________

     b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

               1.   [X]  N/A.
               2.   [ ]  In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with
                         Section 4.9(a)(4) of the Plan.
               3.   [ ]  Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.
                         ___________________________________________________
                         ___________________________________________________

E11 DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h)) Distributions upon the death of a Participant prior to receiving any benefits shall...

     a. [X] be made pursuant to the election of the Participant or beneficiary.
     b. [ ] begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
     c.   [ ]  be made within 5 years of death for all beneficiaries.
     d.   [ ]  other ______________________________________________________

E12 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

     a.   [ ]  be recalculated at the Participant's election.
     b.   [ ]  be recalculated.
     c.   [X]  not be recalculated.

E13 CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

     a. [X] N/A. Immediate distributions may be made at Participant's election.
     b.   [_]  The Participant has incurred __ 1-Year Break(s) in Service.
     c.   [_]  The Participant has reached his or her Early or Normal Retirement
               Age.
     d. [_] Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.
     e.   [_]  Other ________________________________________________________

E14 FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6) Distributions under the Plan may be made...

     a.        1.   [X]  in lump sums.
               2.   [_]  in lump sums or installments.

     b.   AND, pursuant to Plan Section 6.13,

               1.   [X]  no annuities are allowed (avoids Joint and Survivor
                         rules).
               2.   [_]  annuities are allowed (Plan Section 6.13 shall not
                         apply).

     NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

     c.   AND may be made in...

               1.   [X]  cash only (except for insurance or annuity contracts).
               2.   [_]  cash or property.

TOP HEAVY REQUIREMENTS
----------------------

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.4(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

     a.   [X]  The Employer does not maintain a Defined Benefit Plan.
     b. [_] A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
     c. [_] A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.4(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
     d. [_] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               ---------------------------------------------------------
               ---------------------------------------------------------
               ---------------------------------------------------------
               ---------------------------------------------------------.

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a defined Benefit Plan in addition to this Plan, shall be based on...

     a.   [X]  N/A. The Employer does not maintain a defined benefit plan.
     b.   [_]  Interest Rate: ____       Mortality Table: ____.

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.

     a.   [X]  N/A.
     b. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
     c. [ ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________

MISCELLANEOUS
-------------

G1   LOANS TO PARTICIPANTS (Plan Section 7.4)

     a.   [X]  Yes, loans may be made up to 1/2 Vested interest.
     b.   [ ]  No, loans may not be made.

     If YES, (check all that apply)...

     c.   [X]  loans shall be treated as a Directed Investment.
     d.   [ ]  loans shall only be made for hardship or financial necessity.
     e.   [X]  the minimum loan shall be $1,000.

     NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan
     Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.13) are permitted for the interest in any one or more accounts.

     a.   [X]  Yes regardless of the Participant's Vested interest in the Plan.
     b. [ ] Yes, but only with respect to the Participant's Vested interest in the Plan.
     c.   [ ]  Yes, but only with respect to those accounts which are 100%
               Vested.
     d.   [ ]  No directed investments are permitted.

G3   TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.11)

     a. [X] Yes, transfers from qualified plans (and rollovers) will be allowed.
     b. [ ] No, transfers from qualified plans (and rollovers) will not be allowed.

     AND, transfers shall be permitted...

     c.   [X]  from any Employee, even if not a Participant.
     d.   [ ]  from Participants only.

G4   EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.12)

     a.   [ ]  Yes, Voluntary Contributions are allowed subject to the limits of
               Section 4.7.
     b.   [X]  No, Voluntary Contributions will not be allowed.

     NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

G5   HARDSHIP DISTRIBUTIONS (Plan Section 6.11)

     a.   [X]   Yes, from any accounts which are 100% Vested.
     b.   [_]   Yes, from Participant's Elective Account only.
     c.   [_]   Yes, but limited to the Participant's Account only.
     d.   [_]   No.

     NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6   PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

     a.   [X]   If a Participant has reached the age of 59 1/2, distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.
     b.   [_]   No pre-retirement distribution may be made.

     NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7 TRUST INVESTMENTS: (Plan Section 7.2) Assets under this Plan shall be invested as follows (select all that apply):

     a.   [_]   Life Insurance Contracts (must also select b. and/or c.)

                1.  [_]   shall be purchased at the option of the Administrator.
                2.  [_]   shall be purchased at the option of the Participant.

     AND (select all that apply)...

                3.  [_]   Each initial Contract shall have a minimum face amount
                          of $__.
                4.  [_]   Each additional life insurance contract shall have a
                          minimum face amount of $__.
                5.  [_]   No initial or additional life insurance shall be
                          purchased for any Participant who is under age ___ on
                          the contract issue date.
                6.  [_]   No life insurance shall be purcased until the
                          Participant has been credited with ___ Years of
                          Service.
                7. [_]    No life insurance shall be purchased until the
                          Participant has been credited with ___ Years of
                          Service while a Participant in the Plan.
                8.  [_]   The maximum amount of all Contracts purchased on
                          behalf of a Participant shall not exceed $__.
                9.  [_]   Waiver of premium is included on all life insurance
                          contracts and is paid with the Employer Contributions allocated to the Participant's Accounts.

     b.   [_]   Annuity Contracts (as permitted by the Insurer) shall be
                purchased...

                1.  [_]   at the option of the Administrator
                2.  [_]   at the option of the Participant

     c.   [X]   Investments may be made in any investments permitted pursuant to
                Plan Sections 7.2 and 7.3 other than those permitted by a. or b.
                above unless so elected.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #02. This Adoption Agreement and the basic Plan document shall together be known as American Capital Marketing, Inc. Non-Standardized 401(k) Profit Sharing Plan #02-001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

This Plan may be used only in conjunction with a product purchased from American Capital Marketing, Inc. or any of its affiliates or subsidiaries.

American Capital Marketing, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by American Capital Marketing, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify American Capital Marketing, Inc. of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 22 day of September, 1997. Furthermore, this Plan may not be used unless acknowledged by American Capital Marketing, Inc. or its authorized representative.

EMPLOYER: CHANNELL COMMERCIAL CORPORATION        VAN KAMPEN AMERICAN CAPITAL TRUST COMPANY
-----------------------------------------        ------------------------------------------
                 (ENTER NAME)                                     TRUSTEE

BY:  /s/ Gary W. Baker                           BY:  /s/ Perri Williams
-----------------------------------------            ---------------------------------------

PARTICIPATING EMPLOYER: NONE
-----------------------------------------        ------------------------------------------
                 (ENTER NAME)                                     TRUSTEE

BY:
-----------------------------------------        ------------------------------------------
                                                                  TRUSTEE

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of American Capital Marketing, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

American Capital Marketing, Inc.

BY: /s/ Terri L. Dunham
------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name       American Capital Trust Company
           ------------------------------
Address    2800 Post Oak Blvd., 42nd Floor, Houston, Texas, 77056
           ------------------------------------------------------
Telephone  (713) 993-0500
           --------------

          Internal Revenue Service                                            Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50302820702-001  Case: 8906964  EIN: 74-1332781
BPD: 02  Plan: 001  Letter Serial No: D343205a                                Washington DC 20224

                                                                              Person to Contact Ms. Arrington
     American Capital Marketing Inc
                                                                              Telephone Number (202) 566-4576
     2800 Post Oak Road
     P O Box 1411                                                             Refer Reply to  E:EP:Q:ICU
     Houston,  TX  77251
                                                                              Date:      02/23/90

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the from of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and file Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                Sincerely yours

                                Signature Illegible

                                Chief, Employee Plans Qualifications Branch

                     VAN KAMPEN AMERICAN CAPITAL TRUST CO.

                              401(K) PLAN & TRUST









(C) 1990 Van Kampen American Capital Trust Co.

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS

                                  ARTICLE II
                    TOP HEAVY PROVISIONS AND ADMINISTRATION

 2.1  TOP HEAVY PLAN REQUIREMENTS.......................................  11
 2.2  DETERMINATION OF TOP HEAVY STATUS.................................  11
 2.3  POWERS AND RESPONSIBILITIES OF THE EMPLOYER.......................  13
 2.4  DESIGNATION OF ADMINISTRATIVE AUTHORITY...........................  14
 2.5  ALLOCATION AND DELEGATION OF RESPONSIBILITIES.....................  14
 2.6  POWERS AND DUTIES OF THE ADMINISTRATOR............................  14
 2.7  RECORDS AND REPORTS...............................................  15
 2.8  APPOINTMENT OF ADVISERS...........................................  15
 2.9  INFORMATION FROM EMPLOYER.........................................  15
 2.10 PAYMENT OF EXPENSES...............................................  16
 2.11 MAJORITY ACTIONS..................................................  16
 2.12 CLAIMS PROCEDURE..................................................  16
 2.13 CLAIMS REVIEW PROCEDURE...........................................  16

                                  ARTICLE III
                                  ELIGIBILITY

 3.1  CONDITIONS OF ELIGIBILITY.........................................  17
 3.2  EFFECTIVE DATE OF PARTICIPATION...................................  17
 3.3  DETERMINATION OF ELIGIBILITY......................................  17
 3.4  TERMINATION OF ELIGIBILITY........................................  17
 3.5  OMISSION OF ELIGIBLE EMPLOYEE.....................................  17
 3.6  INCLUSION OF INELIGIBLE EMPLOYEE..................................  17
 3.7  ELECTION NOT TO PARTICIPATE.......................................  18
 3.8  CONTROL OF ENTITIES BY OWNER-EMPLOYEE.............................  18

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

 4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION...................  18
 4.2  PARTICIPANT'S SALARY REDUCTION ELECTION...........................  19
 4.3  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION........................  21
 4.4  ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS..............  22
 4.5  ACTUAL DEFERRAL PERCENTAGE TESTS..................................  26
 4.6  ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS....................  28
 4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS..............................  30
 4.8  ADJUSTMENT TO


      ACTUAL CONTRIBUTION PERCENTAGE TESTS..............................  32
 4.9  MAXIMUM ANNUAL ADDITIONS..........................................  35
 4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS.........................  40
 4.11 TRANSFERS FROM QUALIFIED PLANS....................................  40
 4.12 VOLUNTARY CONTRIBUTIONS...........................................  41
 4.13 DIRECTED INVESTMENT ACCOUNT.......................................  41
 4.14 QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS........................  42
 4.15 INTEGRATION IN MORE THAN ONE PLAN.................................  42

                                   ARTICLE V
                                  VALUATIONS

 5.1  VALUATION OF THE TRUST FUND.......................................  43
 5.2  METHOD OF VALUATION...............................................  43

                                  ARTICLE VI
                  DETERMINATION AND DISTRIBUTION OF BENEFITS

 6.1  DETERMINATION OF BENEFITS UPON RETIREMENT.........................  43
 6.2  DETERMINATION OF BENEFITS UPON DEATH..............................  43
 6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY..................  44
 6.4  DETERMINATION OF BENEFITS UPON TERMINATION........................  44
 6.5  DISTRIBUTION OF BENEFITS..........................................  47
 6.6  DISTRIBUTION OF BENEFITS UPON DEATH...............................  50
 6.7  TIME OF SEGREGATION OR DISTRIBUTION...............................  53
 6.8  DISTRIBUTION FOR MINOR BENEFICIARY................................  53
 6.9  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN....................  53
 6.10 PRE-RETIREMENT DISTRIBUTION.......................................  54
 6.11 ADVANCE DISTRIBUTION FOR HARDSHIP.................................  54
 6.12 LIMITATIONS ON BENEFITS AND DISTRIBUTIONS.........................  55
 6.13 SPECIAL RULE FOR NON-ANNUITY PLANS................................  55

                                  ARTICLE VII
                                    TRUSTEE

 7.1  BASIC RESPONSIBILITIES OF THE TRUSTEE.............................  56
 7.2  INVESTMENT POWERS AND DUTIES OF THE TRUSTEE.......................  56
 7.3  OTHER POWERS OF THE TRUSTEE.......................................  57
 7.4  LOANS TO PARTICIPANTS.............................................  59
 7.5  DUTIES OF THE TRUSTEE REGARDING PAYMENTS..........................  61
 7.6  TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES.....................  61
 7.7  ANNUAL REPORT OF THE TRUSTEE......................................  61
 7.8  AUDIT.............................................................  61
 7.9  RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE....................  62
 7.10 TRANSFER OF INTEREST..............................................  62
 7.11 TRUSTEE INDEMNIFICATION...........................................  63
 7.12 EMPLOYER SECURITIES AND REAL PROPERTY.............................  63


                                 ARTICLE VIII
                      AMENDMENT, TERMINATION, AND MERGERS

 8.1  AMENDMENT.........................................................  63
 8.2  TERMINATION.......................................................  64
 8.3  MERGER OR CONSOLIDATION...........................................  64

                                  ARTICLE IX
                                 MISCELLANEOUS

 9.1  EMPLOYER ADOPTIONS................................................  64
 9.2  PARTICIPANT'S RIGHTS..............................................  64
 9.3  ALIENATION........................................................  65
 9.4  CONSTRUCTION OF PLAN..............................................  65
 9.5  GENDER AND NUMBER.................................................  65
 9.6  LEGAL ACTION......................................................  65
 9.7  PROHIBITION AGAINST DIVERSION OF FUNDS............................  65
 9.8  BONDING...........................................................  66
 9.9  INSURER'S PROTECTIVE CLAUSE.......................................  66
 9.10 RECEIPT AND RELEASE FOR PAYMENTS..................................  66
 9.11 ACTION BY THE EMPLOYER............................................  66
 9.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY................  66
 9.13 HEADINGS..........................................................  67
 9.14 APPROVAL BY INTERNAL REVENUE SERVICE..............................  67
 9.15 UNIFORMITY........................................................  67
 9.16 PAYMENT OF BENEFITS...............................................  67

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS

10.1  ELECTION TO BECOME A PARTICIPATING EMPLOYER.......................  68
10.2  REQUIREMENTS OF PARTICIPATING EMPLOYERS...........................  68
10.3  DESIGNATION OF AGENT..............................................  68
10.4  EMPLOYEE TRANSFERS................................................  68
10.5  PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES.............  68
10.6  AMENDMENT.........................................................  69
10.7  DISCONTINUANCE OF PARTICIPATION...................................  69
10.8  ADMINISTRATOR'S AUTHORITY.........................................  69
10.9  PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE.................  69

--------------------------------------------------------------------------------
                                   ARTICLE I
                                  DEFINITIONS
--------------------------------------------------------------------------------

    As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.2 "Administrator" means the person(s) or entity designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

1.3 "Adoption Agreement" means the separate Agreement which is executed by the Employer and accepted by the Trustee which sets forth the elective provisions of this Plan and Trust as specified by the Employer.

1.4 "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

1.5 "Aggregate Account" means with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

1.6 "Anniversary Date" means the anniversary date specified in C3 of the Adoption Agreement.

1.7 "Beneficiary" means the person to whom a share of a deceased Participant's interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

1.8 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

1.9 "Compensation" with respect to any Participant means such Participant's compensation as specified by the Employer in El of the Adoption Agreement that is paid during the applicable period. Compensation for any Self-Employed Individual shall be equal to his Earned Income.

    In addition, if specified in the Adoption Agreement, Compensation for all Plan purposes shall also include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(b)(1)(h), or 403(b).

    Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code
Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this plan is integrated), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

    For Plan Years beginning prior to January 1, 1989, the $200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

1.10 "Contract" or "Policy" means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

1.11 "Deferred Compensation" means that portion of a Participant's total Compensation that such Participant has elected to defer for a Plan Year pursuant to Section 4.2.

1.12 "Early Retirement Date" means the date specified in the Adoption Agreement on which a Participant or Former Participant has satisfied the age and service requirements specified in the Adoption Agreement (Early Retirement Age). A Participant shall become fully Vested upon satisfying this requirement if still employed at his Early Retirement Age.

    A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

1.13 "Earned Income" means with respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified Plan to the extent deductible under Code Section 404. In addition, for Plan Years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the Employer by Code Section 164(f).

1.14 "Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's deferral election pursuant to
Section 4.2. In addition, if selected in E3 of the Adoption Agreement, the Employer's matching contribution made pursuant to Section 4.1(b) shall be considered an Elective Contribution for purposes of the Plan. Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)- 1(b)(3), the provisions of which are specifically incorporated herein by reference.

1.15 "Eligible Employee" means any Employee specified in Dl of the Adoption Agreement.

1.16 "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor. The term Employee shall also include Leased Employees as provided in Code Section 414(n) or (o).

    Except as provided in the Non-Standardized Adoption Agreement, all Employees of all entities which are an Affiliated Employer will be treated as employed by a single employer.

1.17 "Employer" means the entity specified in the Adoption Agreement, any Participating Employer (as defined in Section 10.1) which shall adopt this Plan, any successor which shall maintain this Plan and any predecessor which has maintained this Plan.

1.18 "Excess Compensation" means, with respect to a Plan that is integrated with Social Security, a Participant's Compensation which is in excess of the amount set forth in the Adoption Agreement.

1.19 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions and Qualified Non-Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a).

1.20 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section

4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference.

1.21 "Family Member" means, with respect to an affected Participant, such Participant's spouse, and such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

1.22 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

1.23 "Fiscal Year" means the Employer's accounting year as specified in the Adoption Agreement.

1.24 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

    (a) the distribution of the entire Vested portion of a Participant's Account, or

    (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

    Furthermore, for purposes of paragraph (a) above, in the case of a Terminated Participant whose Vested benefit is zero, such Terminated Participant shall be deemed to have received a distribution of his Vested benefit upon his termination of employment. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

1.25 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

1.26 "414(s) Compensation" with respect to any Employee means his Compensation as defined in Section 1.9. However, for purposes of this Section, Compensation shall be Compensation paid and shall be determined by including, in the case of a non-standardized Adoption Agreement, any items that are excluded from Compensation pursuant to the Adoption Agreement. The amount of "414(s) Compensation" with respect to any Employee shall include "414(s) Compensation" during the entire twelve (12) month period ending on the last day of such Plan Year, except that for Plan Years beginning prior to the later of January 1, 1992, or the date that is sixty (60) days after the date final Regulations are issued, "414(s) Compensation" shall only be recognized as of an Employee's effective date of participation.

    In addition, if specified in the Adoption Agreement, "414(s) Compensation" shall also include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(l)(B), or 403(b), plus Elective Contributions attributable to Deferred Compensation recharacterized as voluntary Employee contributions pursuant to 4.6(a).

1.27  "415 Compensation" means compensation as defined in Section 4.9(f)(2).

1.28 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the regulations thereunder and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

       (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in Section 1.35(c).

       (b) Employees who received "415 Compensation" during the "look-back" year from the Employer in excess of $75,000.

       (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

       (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

       (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

    The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period. However, if the Plan Year is a calendar year, or if another Plan of the Employer so provides, then the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). With respect to this election, it shall be applied on a uniform and consistent basis to all plans, entities, and arrangements of the Employer.

    For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look back year" begins.

    In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code
Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. In addition, Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

1.29 "Highly Compensated Former Employee" means a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.28. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.30 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

1.31 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

    Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

    For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

    An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a 1-Year Break in Service, and employment commencement date (or reemployment commencement date). The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

    Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Sections 414(n) or 414(o) and the Regulations thereunder.

    Hours of Service will be determined on the basis of the method selected in the Adoption Agreement.

1.32 "Insurer" means any legal reserve insurance company which shall issue one or more policies under the Plan.

1.33 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

1.34 "Joint and Survivor Annuity" means an annuity for the life of a Participant with a survivor annuity for the life of the Participant's spouse which is not less than 1/2, nor greater than the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's Vested interest in the Plan.

1.35 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

       (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code
    Section 415(b)(1)(A) for any such Plan Year.

       (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

       (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code
    Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

       (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

    For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

1.36 "Late Retirement Date" means the date of; or the first day of the month or the Anniversary Date coinciding with or next following, whichever corresponds to the election made for the Normal Retirement Date, a Participant's actual retirement after having reached his Normal Retirement Date.

1.37 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

    A leased employee shall not be considered an Employee of the recipient if:
(i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

1.38 "Net Profit" means with respect to any Fiscal Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

1.39 "Non-Elective Contribution" means the Employer's contributions to the Plan other than those made pursuant to the Participant's deferral election made pursuant to Section 4.2 and any Qualified Non-Elective Contribution. In addition, if selected in E3 of the Adoption Agreement, the Employer's Matching Contribution made pursuant to Section 4.1(b) shall be considered a Non-Elective Contribution for purposes of the Plan.

1.40 "Non-Highly Compensated Participant" means any Participant who is neither a Highly Compensated Employee nor a Family Member.

1.41 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

1.42 "Normal Retirement Age" means the age specified in the Adoption Agreement at which time a Participant shall become fully Vested in his Participant's Account.

1.43 "Normal Retirement Date" means the date specified in the Adoption Agreement on which a Participant shall become eligible to have his benefits distributed to him.

1.44 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."

    "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

    A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

1.45 "Owner-Employee" means a sole proprietor who owns the entire interest in the Employer or a partner who owns more than 10% of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

1.46 "Participant" means any Eligible Employee who participates in the Plan as provided in Section 3.2 and has not for any reason become ineligible to participate further in the Plan.

1.47 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest under the Plan resulting from the Employer's Non-Elective Contributions. A separate accounting shall be maintained for matching contributions if they are deemed to be Non-Elective Contributions.

1.48 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account, Qualified Non-Elective Account, and Participant's Account.

1.49 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions made pursuant to Section 4.2, Employer matching contributions if they are deemed to be Elective Contributions, and any Qualified Non-Elective Contributions.

1.50 "Participant's Rollover Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.11.

1.51 "Plan" means this instrument (hereinafter referred to as Van Kampen American Capital Trust Co. 401(k) Plan & Trust Basic Plan Document #02) including all amendments thereto, and the Adoption Agreement as adopted by the Employer.

1.52 "Plan Year" means the Plan's accounting year as specified in C2 of the Adoption Agreement.

1.53 "Pre-Retirement Survivor Annuity" means an immediate annuity for the life of the Participant's spouse, the payments under which must be equal to the actuarial equivalent of 50% of the Participant's Vested interest in the Plan as of the date of death.

1.54 "Qualified Non-Elective Account" means the account established hereunder to which Qualified Non-Elective Contributions are allocated.

1.55 "Qualified Non-Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to Section 4.1(d) and Section 4.6(b) which are used to satisfy the "Actual Deferral Percentage" tests. Qualified Non-Elective Contributions are nonforfeitable when made and are distributable only as specified in Sections 4.2(c) and 6.11. In addition, the Employer's contributions to the Plan that are made pursuant to Section 4.8(h) and which are used to satisfy the "Actual Contribution Percentage" tests shall be considered Qualified Non-Elective Contributions.

1.56 "Qualified Voluntary Employee Contribution Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest under the Plan resulting from the Participant's tax deductible qualified voluntary employee contributions made pursuant to
Section 4.14.

1.57 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

1.58 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

1.59 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see Section 6.1).

1.60 "Self-Employed Individual" means an individual who has earned income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

1.61 "Shareholder-Employee" means a Participant who owns more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under the applicable Code Section.

1.62 "Short Plan Year" means, if specified in the Adoption Agreement, that the Plan Year shall be less than a 12 month period. If chosen, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service required shall be proportionately reduced based on the number of days in the Short Plan Year. The determination of whether an Employee has completed a Year of Service for vesting and eligibility purposes shall be made in accordance with Department of Labor Regulation 2530.203-2(c). In addition, if this Plan is integrated with Social Security, the integration level shall also be proportionately reduced based on the number of days in the Short Plan Year.

1.63  "Super Top Heavy Plan" means a plan described in Section 2.2(b).

1.64 "Taxable Wage Base" means, with respect to any year, the maximum amount of earnings which may be considered wages for such year under Code Section 312 1(a)(1).

1.65 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

1.66  "Top Heavy Plan" means a plan described in Section 2.2(a).

1.67 "Top Heavy Plan Year" means a Plan Year commencing after December 31, 1983 during which the Plan is a Top Heavy Plan.

1.68 "Top Paid Group" shall be determined pursuant to Code Section 414(q) and the Regulations thereunder and generally means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (as determined pursuant to Section 1.28) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees pursuant to Code Section 414(n) or (o). Employees who are non-resident aliens who received no earned income (within the meaning of Code
Section 91l(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

       (a) Employees with less than six (6) months of service;

       (b) Employees who normally work less than 17 1/2 hours per week;

       (c) Employees who normally work less than six (6) months during a year;
           and

       (d) Employees who have not yet attained age 21.

    In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

    The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

1.69 "Total and Permanent Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

1.70 "Trustee" means the person or entity named in B6 of the Adoption Agreement and any successors.

1.71 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

1.72 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

1.73 "Voluntary Contribution Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan resulting from the Participant's nondeductible voluntary contributions made pursuant to Section 4.12.

    Amounts recharacterized as voluntary Employee contributions pursuant to
Section 4.6(a) shall remain subject to the limitations of Sections 4.2(b) and 4.2(c). Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to voluntary Employee contributions made pursuant to Section 4.12.

1.74 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1000 Hours of Service.

    For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). The computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The succeeding computation periods shall begin with the first anniversary of the Employee's employment commencement date. However, if one (1) Year of Service or less is required as a condition of eligibility, then after the initial eligibility computation period, the eligibility computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate.

    For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the Plan Year, including periods prior to the Effective Date of the Plan unless specifically excluded pursuant to the Adoption Agreement.

    Years of Service and breaks in service will be measured on the same computation period.

    Years of Service with any predecessor Employer which maintained this Plan shall be recognized. Years of Service with any other predecessor Employer shall be recognized as specified in the Adoption Agreement.

    Years of Service with any Affiliated Employer shall be recognized.

                                   ARTICLE II
                    TOP HEAVY PROVISIONS AND ADMINISTRATION

2.1  TOP HEAVY PLAN REQUIREMENTS

     For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to
Section 4.4(i) of the Plan.

2.2  DETERMINATION OF TOP HEAVY STATUS

        (a) This Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

        If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

        (b) This Plan shall be a Super Top Heavy Plan for any Plan Year beginning after December 31, 1983, in which, as of the Determination Date,
     (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

        (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

           (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

           (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

           (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

       (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

       (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

       (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

       (7) For the purposes of determining whether two employers are to be treated as the same employer in 2.2(c)(5) and 2.2(c)(6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

   (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

       (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each qualified plan of the Employer, including any Simplified Employee Pension Plan, in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other qualified plan of the Employer which enables any qualified plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

   In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

       (2) Permissive Aggregation Group: The Employer may also include any other plan of the Employer, including any Simplified Employee Pension Plan, not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

   In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

       (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

          (4) When aggregating plans, the value of Aggregate Accounts and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (5) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

       (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

       (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 41 1(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

       However, any such determination must include present value of accrued benefit attributable to any Plan distributions referred to in Section 2.2(c)(3) above, any Employee contributions referred to in Section 2.2(c)(4) above or any related or unrelated rollovers referred to in Sections 2.2(c)(5) and 2.2(c)(6) above.

       (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

            (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

            (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

       exceeds sixty percent (60%) of a similar sum determined for all Participants.

       (h) The Administrator shall determine whether this Plan is a Top Heavy Plan on the Anniversary Date specified in the Adoption Agreement. Such determination of the top heavy ratio shall be in accordance with Code
    Section 416 and the Regulations thereunder.

2.3  POWERS AND RESPONSIBILITIES OF THE EMPLOYER

       (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

       (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

       (c) The Employer may, in its discretion, appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

       (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.4  DESIGNATION OF ADMINISTRATIVE AUTHORITY

     The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

     The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5  ALLOCATION AND DELEGATION OF RESPONSIBILITIES

     If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6  POWERS AND DUTIES OF THE ADMINISTRATOR

     The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code
Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

     The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

       (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

       (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

       (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust Fund;

       (d) to maintain all necessary records for the administration of the Plan;

       (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

       (f) to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

       (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

       (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

       (i) to prepare and distribute to Employees a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Code and Regulations thereunder;

       (j) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

       (k) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.7  RECORDS AND REPORTS

     The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8  APPOINTMENT OF ADVISERS

     The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9  INFORMATION FROM EMPLOYER

     To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10  PAYMENT OF EXPENSE

      All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

2.11  MAJORITY ACTIONS

      Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12  CLAIMS PROCEDURE

      Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13  CLAIMS REVIEW PROCEDURE

      Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in
Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

3.1  CONDITIONS OF ELIGIBILITY

     Any Eligible Employee shall be eligible to participate hereunder on the date he has satisfied the requirements specified in the Adoption Agreement.

3.2  EFFECTIVE DATE OF PARTICIPATION

     An Eligible Employee who has become eligible to be a Participant shall become a Participant effective as of the day specified in the Adoption Agreement.

     In the event an Employee who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant as of the date he becomes an Eligible Employee.

     In the event an employee who has satisfied the Plan's eligibility requirements and would otherwise become a Participant shall go from a classification of an Eligible Employee to a noneligible Employee and becomes ineligible to participate and has not incurred a 1-Year Break in Service, such Employee shall participate in the Plan as of the date he returns to an eligible class of Employees. If such Employee does incur a 1-Year Break in Service, eligibility will be determined under the Break in Service rules of the Plan.

3.3  DETERMINATION OF ELIGIBILITY

     The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.4  TERMINATION OF ELIGIBILITY

     In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

3.5  OMISSION OF ELIGIBLE EMPLOYEE

     If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary after the application of Section 4.4(e), so that the omitted Employee receives a total amount which the said Employee would have received had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.6  INCLUSION OF INELIGIBLE EMPLOYEE

     If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

3.7  ELECTION NOT TO PARTICIPATE

     An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year. For Standardized Plans, a Participant or an Eligible Employee may not elect not to participate. Furthermore, the foregoing election not to participate shall not be available with respect to partners in a partnership.

3.8  CONTROL OF ENTITIES BY OWNER-EMPLOYEE

       (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other entities, this Plan and the plan established for other trades or businesses must, when looked at as a single Plan, satisfy Code Sections 401(a) and (d) for the Employees of this and all other entities.

       (b) If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

       (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the benefits or contributions of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

       (d) For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control an entity if the Owner-Employee, or two or more Owner-Employees together:

          (1) own the entire interest in an unincorporated entity, or

          (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in the partnership.

       (e) For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

                                  ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

     For each Plan Year, the Employer shall contribute to the Plan:

       (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 4.2(a), which amount shall be deemed an Employer's Elective Contribution, plus

       (b) If specified in E3 of the Adoption Agreement, a matching contribution equal to the percentage specified in the Adoption Agreement of the Deferred Compensation of each Participant eligible to share in the allocations of the matching contribution, which amount shall be deemed an Employer's Non-Elective or Elective Contribution as selected in the Adoption Agreement, plus

       (c) If specified in E4 of the Adoption Agreement, a discretionary amount, if any, which shall be deemed an Employer's Non-Elective Contribution, plus

       (d) If specified in E5 of the Adoption Agreement, a Qualified Non-Elective Contribution.

       (e) Notwithstanding the foregoing, however, the Employer's contributions for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

       (f) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount which is deductible under Code Section 404.

4.2  PARTICIPANT'S SALARY REDUCTION ELECTION

       (a) Each Participant may elect to defer his Compensation which would have been received in the Plan Year, but for the deferral election, subject to the limitations of this Section and the Adoption Agreement. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the latest of the date the Employer adopts this cash or deferred arrangement, or the date such arrangement first became effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible.

       Additionally, if elected in the Adoption Agreement, each Participant may elect to defer and have allocated for a Plan Year all or a portion of any cash bonus attributable to services performed by the Participant for the Employer during such Plan Year and which would have been received by the Participant on or before two and one-half months following the end of the Plan Year but for the deferral. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half months after the close of such Plan Year will be subjected to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

       The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

       Once made, a Participant's election to reduce Compensation shall remain in effect until modified or terminated. Modifications may be made as specified in the Adoption Agreement, and terminations may be made at any time. Any modification or termination of an election will become effective as soon as is administratively feasible.

       (b) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

       (c) Amounts held in the Participant's Elective Account and Qualified Non-Elective Account may be distributable as permitted under the Plan, but in no event prior to the earlier of:

          (1) a Participant's termination of employment, Total and Permanent Disability, or death;

          (2) a Participant's attainment of age 59 1/2;

          (3) the proven financial hardship of a Participant, subject to the limitations of Section 6.11;

       (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) or the establishment of a successor defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer;

       (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

       (6) the date of the sale by the Employer or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to a Participant who continues employment with such subsidiary.

   (d) In any Plan Year beginning after December 31, 1987, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed the limitation imposed by Code Section 402(g), as in effect for the calendar year in which such Plan Year began. This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

   (e) In the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by the Employer or from his Participant's Elective Account pursuant to Section 6.11(c), then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, made pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

   (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457, or a trust described in Code
Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code
Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1st following the close of his taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

       (1) the Participant shall designate the distribution as Excess Deferred Compensation;

       (2) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation; and

       (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

       For the purpose of this Section, "Income" means the amount of income or loss allocable to a Participant's Excess Deferred Compensation and shall be equal to the sum of the allocable gain or loss for the taxable year of the Participant and the allocable gain or loss for the period between the end of the taxable year of the Participant and the date of distribution ("gap period"). The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant's Deferred Compensation for the respective period by a fraction. The numerator of the fraction is the Participant's Excess Deferred Compensation for the taxable year of the Participant. The denominator is the balance, as of the last day of the respective period, of the Participant's Elective Account that is attributable to the Participant's Deferred Compensation reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

       In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable income or loss for the "gap period". Under such "safe harbor method", allocable income or loss for the "gap period" shall be deemed to equal ten percent (10%) of the income or loss allocable to a Participant's Excess Deferred Compensation for the taxable year of the Participant multiplied by the number calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

       Income or loss allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method".

       Notwithstanding the above, for the 1987 calendar year, Income during the "gap period" shall not be taken into account.

       (g) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

       (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide benefits to the Participant or his Beneficiary.

       (i) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made.

       (j) The Employer and the Administrator shall adopt a procedure necessary to implement the salary reduction elections provided for herein.

4.3  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

     The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

     However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4  ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

       (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other valuation date, all amounts allocated to each such Participant as set forth herein.

       (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

          (1) With respect to the Employer's Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

          (2) With respect to the Employer's Matching Contribution made pursuant to Section 4.1(b), to each Participant's Account, or Participant's Elective Account as selected in E3 of the Adoption Agreement, in accordance with Section 4.1(b).

       Except, however, a Participant who is not credited with a Year of Service during any Plan Year shall or shall not share in the Employer's Matching Contribution for that year as provided in E3 of the Adoption Agreement. However, for Plan Years beginning after 1989, if this is a standardized Plan, a Participant shall share in the Employer's Matching Contribution regardless of Hours of Service.

          (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 4.1(c), to each Participant's Account in accordance with the provisions of E4 of the Adoption Agreement.

       However, if an integrated allocation formula is selected at E4 of the Adoption Agreement, then such contribution shall be allocated to each Participant's Combined Account in a dollar amount equal to 5.7% of the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that his total Compensation plus his total Excess Compensation for the Plan Years bears to the total Compensation plus the total Excess Compensation of all Participants for that year. The balance of the contribution, if any, will be allocated in the same proportion that his total Compensation bears to the total Compensation of all Participant's eligible to share in the allocation.

       Regardless of the preceding, 4.3% shall be substituted for 5.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 5.4% shall be substituted for 5.7% above.

           (4) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to Section 4.1(d), to each Participant's Qualified Non-Elective Contribution Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

           (5) Regardless of the preceding, a Participant who is not credited with a Year of Service during a Plan Year shall not share in the allocation of the Employer's Non-Elective Contribution made pursuant to
        Section 4.1(c) and the Employer's Qualified Non-Elective Contribution made pursuant to Section 4.1(d), unless reduced pursuant to Section 4.4(h). However, for Plan Years beginning after 1989, for a standardized plan, and if elected in the non-standardized Adoption Agreement, a Participant shall share in the allocation of such contributions regardless of whether Year of Service was completed during the Plan Year.

    (c) As of each Anniversary Date or other valuation date, before allocation of Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date. If any nonsegregated account of a Participant has been distributed prior to the Anniversary Date or other valuation date subsequent to a Participant's termination of employment, no earnings or losses shall be credited to such account.

   Notwithstanding the above, with respect to contributions made to a 401(k) Plan after the previous Anniversary Date or allocation date, the method specified in the Adoption Agreement shall be used.

   (d) Participants' Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on insurance contracts.

   (e) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with
Section 6.4(g)(2) or be used to satisfy any contribution that may be required pursuant to Section 3.5 and/or 6.9. The remaining Forfeitures, if any, shall be treated in accordance with the Adoption Agreement. Provided, however, that in the event the allocation of Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.9) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with
Section 4.10. Except, however, for any Plan Year beginning prior to January 1, 1990, and if elected in the non-standardized Adoption Agreement for any Plan Year beginning on or after January 1, 1990, a Participant who performs less than a Year of Service during any Plan Year shall not share in the Plan Forfeitures for that year, unless there is a Short Plan Year or a contribution required pursuant to Section 4.4(h).

   (f) Minimum Allocations Required for Top Heavy Plan Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and
(ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, for Plan Years beginning after December 31, 1988, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions used to satisfy the "Actual Deferral Percentage" test pursuant to
Section 4.5(a) or the "Actual Contribution Percentage" test of Section 4.7(a) shall not be taken into account.

   If this is an integrated Plan, then for any Top Heavy Plan Year the Employer's contribution shall be allocated as follows:

      (1) An amount equal to 3% multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant's Account in the same proportion that his total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

       (2) The balance of the Employer's contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant's Account in a dollar amount equal to 3% multiplied by a Participant's Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that his Excess Compensation bears to the total Excess Compensation of all Participants for that year.

       (3) The balance of the Employer's contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant's Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that his total Compensation plus his total Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants for that year.

   Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

       (4) The balance of the Employer's contributions over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that his total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

   For each Non-Key Employee who is a Participant in this Plan and another non-paired defined contribution plan maintained by the Employer, the minimum 3% allocation specified above shall be provided as specified in F3 of the Adoption Agreement.

   (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

   (h) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; or (2) declined to make mandatory contributions (if required) or salary reduction contributions to the Plan.

   (i) Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, if the Employer maintains both a Defined Benefit and a Defined Contribution Plan that are a Top Heavy Group, the top heavy minimum benefits shall be provided as follows:

   Applies if F1b of the Adoption Agreement is selected -

       (1) The requirements of Section 2.1 shall apply except that each Non-Key Employee who is a Participant in this Plan or a Money Purchase Plan and who is also a Participant in the Defined Benefit Plan shall receive a minimum allocation of five percent (5%) of such Participant's "415 Compensation" from the applicable Defined Contribution Plan(s).

       (2) For each Non-Key Employee who is a Participant only in the Defined Benefit Plan, the Employer will provide a minimum non-integrated benefit in the Defined Benefit Plan equal to 2% of his highest five consecutive year average "415 Compensation" for each Year of Service while a Participant in the Plan, in which the Plan is top heavy, not to exceed ten.

       (3) For each Non-Key Employee who is a Participant only in this Defined Contribution Plan, the Employer will provide a contribution equal to 3% of his "415 Compensation".

   Applies if F1c of the Adoption Agreement is selected -

       (4) The minimum allocation specified in Section 4.4(i)(1) shall be 7 1/2% for years in which the Plan is Top Heavy, but not Super Top Heavy.

       (5) The minimum benefit specified in Section 4.4(i)(2) shall be 3% for years in which the Plan is Top Heavy, but not Super Top Heavy.

       (6) The minimum allocation specified in Section 4.4(i)(3) shall be 4% for years in which the Plan is Top Heavy, but not Super Top Heavy.

   (j) For the purposes of this Section, "415 Compensation" shall be limited to $200,000 (unless adjusted in such manner as permitted under Code Section 415(d)). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

   (k) Notwithstanding anything herein to the contrary, participants who terminated employment during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

   (1) Notwithstanding anything herein to the contrary (other than Sections 4.4(k) and 6.6(h)(1)), any Participant who terminated employment during the Plan Year for reasons other than death, Total and Permanent Disability, or retirement shall or shall not share in the allocations of the Employer's Matching Contribution made pursuant to Section 4.1(b), the Employer's Non-Elective Contributions made pursuant to Section 4.1(c), the Employer's Qualified Non-Elective Contribution made pursuant to Section 4.1(d), and Forfeitures as provided in the Adoption Agreement. Notwithstanding the foregoing, for Plan Years beginning after 1989, if this is a standardized Plan, any such terminated Participant shall share in such allocations provided the terminated Participant completed more than 500 Hours of Service.

   (m) Notwithstanding anything herein to the contrary, Participants terminating for reasons of death, Total and Permanent Disability, or retirement shall share in the allocation of the Employer's Matching Contribution made pursuant to
Section 4.1(b), the Employer's Non-Elective Contributions made pursuant to
Section 4.1(c), the Employer's Qualified Non-Elective Contribution made pursuant to Section 4.1(d), and Forfeitures as provided in this Section regardless of whether they completed a Year of Service during the Plan Year.

   (n) If a Former Participant is reemployed after five (5) consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

       (1) one account for nonforfeitable benefits attributable to pre-break service; and

       (2) one account representing his status in the Plan attributable to post-break service.

   (o) Notwithstanding any election in the Adoption Agreement to the contrary, if this is a non-standardized Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1), or 4l0(b)(2)(A)(i) and the Regulations thereunder because Employer matching Contributions made pursuant to Section 4.1(b), Employer Non-Elective Contributions made pursuant to Section 4.1(c) or Employer Qualified Non-Elective Contributions made pursuant to Section 4.1(d) have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

          (1) Allocations of the respective contribution and Forfeitures shall first be made to all active Participants who are employed on the last day of the Plan Year, regardless of the number of Hours of Service completed; and

          (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

       Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.5  ACTUAL DEFERRAL PERCENTAGE TESTS

       (a) Maximum Annual Allocation: For each Plan Year beginning after December 31, 1986, the annual allocation derived from Employer Elective Contributions and Qualified Non-Elective Contributions to a Participant's Elective Account and Qualified Non-Elective Account shall satisfy one of the following tests:

          (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

          (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

          However, for Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in (2) above and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation l.4O1(m)-2, the provisions of which are incorporated herein by reference.

       (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions and Qualified Non-Elective Contributions allocated to each Participant's Elective Account and Qualified Non-Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group, for Plan Years beginning after December 31, 1988, shall be calculated to the nearest one-hundredth of one percent of the Participant's "414(s) Compensation". Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

       (c) For the purpose of determining the actual deferral ratio of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

          (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and (ii) the ratio determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

          (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

       (d) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 4.2, whether or not such deferral election was made or suspended pursuant to
    Section 4.2.

       (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 401(b)(2)(A)(ii) as in effect for Plan
    Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k).
    For plan years beginning after December 31, 1989, plans may be aggregated under this paragraph (e) only if they have the same plan year.

       Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

       (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two (2) or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.6  ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

    In the event that the initial allocations of the Employer's Elective Contributions and Qualified Non-Elective Contributions made pursuant to Section
4.4 do not satisfy one of the tests set forth in Section 4.5, for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

       (a) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him and/or at his election recharacterized as a voluntary Employee contribution pursuant to Section 4.12 until one of the tests set forth in Section 4.5 is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 4.5 is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions and Qualified Non-Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation". However, in determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year. Any distribution and/or recharacterization of Excess Contributions shall be made in accordance with the following:

          (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

               (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

              (ii) shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed;

             (iii) shall be made from Qualified Non-Elective Contributions only to the extent that Excess Contributions exceed the balance in the Participant's Elective Account attributable to Deferred Compensation and Employer matching contributions.

              (iv) shall be adjusted for Income; and

               (v) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

          (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts:

               (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

              (ii) for Plan Years ending on or before August 8, 1988, may be postponed but not later than October 24, 1988;

             (iii) shall not exceed the amount of Deferred Compensation on behalf of any Highly Compensated Participant for any Plan Year;

          (iv) shall be treated as voluntary Employee contributions for purposes of Code Section 40 1(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 2.2 and 4.4(f), recharacterized Excess Contributions continue to be treated as Employer contributions that are Deferred Compensation. For Plan Years beginning after December 31, 1988, Excess Contributions recharacterized as voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 4.9(f);

           (v) which relate to Plan Years ending on or before October 24, 1988, may be treated as either Employer contributions or voluntary Employee contributions and therefore shall not be subject to the restrictions of
       Section 4.2(c);

           (vi) are not permitted if the amount recharacterized plus voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of voluntary Employee contributions (determined prior to application of Section 4.7(a)) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization;

          (vii) shall be adjusted for Income.

       (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income.

       (4) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished as follows:

           (i) If the actual deferral ratio for the Highly Compensated Participant is determined in accordance with Section 4.5(c)(1)(ii), then the actual deferral ratio shall be reduced as required herein and the Excess Contributions for the family unit shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

          (ii) If the actual deferral ratio for the Highly Compensated Participant is determined under Section 4.5(c)(1)(i), then the actual deferral ratio shall first be reduced as required herein, but not below the actual deferral ratio of the group of Family Members who are not Highly Compensated Participants without regard to family aggregation. The Excess Contributions resulting from this initial reduction shall be allocated (in proportion to Elective Contributions) among the Highly Compensated Participants whose Elective Contributions were combined to determine the actual deferral ratio. If further reduction is still required, then Excess Contributions resulting from this further reduction shall be determined by taking into account the contributions of all Family Members and shall be allocated among them in proportion to their respective Elective Contributions.

   (b) Within twelve (12) months after the end of the Plan Year, the Employer shall make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Participant's Qualified Non-Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

   (c) For purposes of this Section, "Income" means the income or loss allocable to Excess Contributions which shall equal the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution ("gap period"). The income or loss allocable to Excess Contributions for the Plan Year and the "gap period" is calculated separately and is determined by multiplying the income or loss for the Plan Year or the "gap period" by a fraction. The numerator of the fraction is the Excess Contributions for the Plan Year. The denominator of the fraction is the total of the Participant's Elective Account attributable to Elective Contributions and the Participant's Qualified Non-Elective Account as of the end of the Plan Year or the "gap period", reduced by the gain allocable to such total amount for the Plan Year or the "gap period" and increased by the loss allocable to such total amount for the Plan Year or the "gap period".

    In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period". Under such "safe harbor method", allocable Income for the "gap period" shall be deemed to equal ten percent (10%) of the Income allocable to Excess Contributions for the Plan Year of the Participant multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

       Notwithstanding the above, for Plan Years which began in 1987, Income during the "gap period" shall not be taken into account.

       (d) Any amounts not distributed or recharacterized within 2 1/2 months after the end of the Plan Year shall be subject to the 10% Employer excise tax imposed by Code Section 4979.

4.7  ACTUAL CONTRIBUTION PERCENTAGE TESTS

       (a) The "Actual Contribution Percentage", for Plan Years beginning after the later of the Effective Date of this Plan or December 31, 1986, for the Highly Compensated Participant group shall not exceed the greater of:

          (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or

          (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant Group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, for Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under any plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-
       2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

       (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

          (1) the sum of Employer matching contributions pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to Section 4.12 and Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) contributed under the Plan on behalf of each such Participant for such Plan Year; to

          (2) the Participant's "414(s) Compensation" for such Plan Year.

       (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(e), only Employer matching contributions contributed to the

Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions made pursuant to
Section 4.1(b) or voluntary Employee contributions made pursuant to Section 4.12 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code
Section 401(m)(4)(C)) contributed to any plan maintained by the employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-I(b)(2) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

   (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

       (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and "414(s) Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and
   (ii) the ratio determined by aggregating Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

       (2) The Employer matching contributions made pursuant to Section 4.1(b) (to the extent such matching contributions are not used to satisfy the tests set forth in Section 4.5), voluntary Employee contributions made pursuant to
   Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

       (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

   (e) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purchases of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated under this paragraph only if they have the same plan year.

   Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

       (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code
    Section 4975(e)(7) for Plan Years beginning after December 31, 1988) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

       (g) For purposes of Section 4.7(a) and 4.8, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have matching contributions made pursuant to Section 4.1(b) (whether or not a deferred election was made or suspended pursuant to Section 4.2(e)) allocated to his account for the Plan Year or to make salary deferrals pursuant to Section 4.2 (if the Employer uses salary deferrals to satisfy the provisions of this Section) or voluntary Employee contributions pursuant to Section 4.12 (whether not voluntary Employee contributions are made) allocated to his account for the Plan Year.

       (h) For purposes of this Section, "Matching Contribution" shall mean an Employee contribution made to the Plan, or to a contract described in Code
    Section 403(b), on behalf of a Participant on account of an Employee contribution made by such Participant, or on account of a participant's deferred compensation, under a plan maintained by the Employer.

4.8  ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

       (a) In the event that for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (and Income allocable to such contributions) or, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and Income allocable to such Forfeitures) until either one of the tests set forth in Section 4.7(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.7(a) is satisfied. The distribution and/or Forfeiture of Excess Aggregate Contributions shall be made in the following order:

          (1) Employer matching contributions distributed and/or forfeited pursuant to Section 4.6(a)(1);

          (2) Voluntary Employee contributions including Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a)(2);

          (3) Remaining Employer matching contributions.

       (b) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section
    4.4 However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

   (c) Excess Aggregate Contributions attributable to amounts other than voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

   (d) For the purposes of this Section and Section 4.7, "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

       (1) the aggregate amount of Employer matching contributions made pursuant to Section 4.1(b) (to the extent such contributions are taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) actually made on behalf of the Highly Compensated Participant group for such Plan Year, over

       (2) the maximum amount of such contributions permitted under the limitations of Section 4.7(a).

   (e) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the total Employer matching contributions made pursuant to Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation". The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to
Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of such Highly Compensated Participant for such Plan Year.

   (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as voluntary Employee contributions due to recharacterization pursuant to Section 4.6(a).

   (g) The determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished as follows:

       (1) If the actual contribution ratio for the Highly Compensated Participant is determined in accordance with Section 4.7(d)(1)(ii), then the actual contribution ratio shall be reduced and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to
   Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to
   Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) of each Family Member that were combined to determine the group actual contribution ratio.

       (2) If the actual contribution ratio for the Highly Compensated Participant is determined under Section 4.7(d)(1)(i), then the actual contribution ratio shall first be reduced, as required herein, but not below the actual contribution ratio of the group of Family Members who are not Highly Compensated Participants without regard to family aggregation. The Excess Aggregate Contributions resulting from this initial reduction shall be allocated among the Highly Compensated Participants whose Employer matching contributions made pursuant to
      Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c) were combined to determine the actual contribution ratio. If further reduction is still required, then Excess Aggregate Contributions resulting from this further reduction shall be determined by taking into account the contributions of all Family Members and shall be allocated among them in proportion to their respective Employer matching contributions made pursuant to Section 4.1(b) (to the extent taken into account pursuant to Section 4.7(b)), voluntary Employee contributions made pursuant to Section 4.12, Excess Contributions recharacterized as voluntary Employee contributions pursuant to Section 4.6(a) and any Qualified Non-Elective Contributions or elective deferrals taken into account pursuant to Section 4.7(c).

       (h) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant's Qualified Non-Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to Code
    Section 4.5(a).

       (i) For purposes of this Section, "Income" means the income or loss allocable to Excess Aggregate Contributions which shall equal the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution ("gap period"). The income or loss allocable to Excess Aggregate Contributions for the Plan Year and the "gap period" is calculated separately and is determined by multiplying the income or loss for the Plan Year or the "gap period" by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Plan Year. The denominator of the fraction is the total Participant's Account and Voluntary Contribution Account attributable to Employer matching contributions subject to Section 4.7, voluntary Employee contributions made pursuant to Section 4.12, and any Qualified Non-Elective Contributions and elective deferrals taken into account pursuant to Section 4.7(c) as of the end of the Plan Year or the "gap period", reduced by the gain allocable to such total amount for the Plan Year or the "gap period" and increased by the loss allocable to such total amount for the Plan Year or the "gap period".

       In lieu of the "fractional method" described above, a "safe harbor method" may be used to calculate the allocable Income for the "gap period". Under such "safe harbor method", allocable Income for the "gap period" shall be deemed to equal ten percent (10%) of the Income allocable to Excess Aggregate Contributions for the Plan Year of the Participant multiplied by the number of calendar months in the "gap period". For purposes of determining the number of calendar months in the "gap period", a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

       The Income allocable to Excess Aggregate Contributions resulting from recharacterization of Elective Contributions shall be determined and distributed as if such recharacterized Elective Contributions had been distributed as Excess Contributions.

       Notwithstanding the above, for Plan Years which began in 1987, Income during the "gap period" shall not be taken into account.

4.9  MAXIMUM ANNUAL ADDITIONS

(a) (1) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section 419(e)), maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, which provides Annual Additions, the amount of Annual Additions which may be credited to the Participant's accounts for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

   (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

   (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual compensation for such Limitation Year.

   (4) If pursuant to Section 4.9(a)(2) or as a result of the allocation of Forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

       (i) Any nondeductible Voluntary Employee Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

      (ii) If, after the application of subparagraph (i), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

     (iii) If, after the application of subparagraph (i), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

      (iv) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to participants' accounts before any employer contributions or any employee contributions may be made to the plan for that limitation year. Excess amounts may not be distributed to participants or former participants.

(b) (1) This subsection applies if; in addition to this Plan, the Participant is covered under another qualified Prototype defined contribution plan maintained by the Employer, or a welfare benefit fund (as defined in Code
Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, which provides Annual Additions, during any Limitation Year. The Annual Additions which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and welfare benefit funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

       (2) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 4.9(a)(2).

       (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

       (4) If, pursuant to Section 4.9(b)(2) or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

       (5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of;

          (i) the total Excess Amount allocated as of such date, times

         (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to
       (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

       (6) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 4.9(a)(4).

   (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Prototype Plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Section 4.9(b), unless the Employer provides other limitations in the Adoption Agreement.

   (d) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with the Limitation on Allocations Section of the Adoption Agreement.

   (e) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition". In addition, the following are not Employee contributions for the purposes of Section 4.9(f)(1)(2): (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

(f)For purposes of this Section, the following terms shall be defined as follows:

   (1) Annual Additions means the sum credited to a Participant's accounts for any Limitation Year of(1) Employer contributions, (2) effective with respect to "limitation years" beginning after December 31, 1986, Employee contributions,
(3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 41 5(l)(2), which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A
(f)(2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(l). Notwithstanding the foregoing, for "limitation years" beginning prior to January 1, 1987, only that portion of Employee contributions equal to the lesser of Employee contributions in excess of six percent (6%) of "415 Compensation" or one-half of Employee contributions shall be considered an "annual addition". For this purpose, any Excess Amount applied under Sections 4.9(a)(4) and 4.9(b)(6) in the Limitation Year to reduce Employer contributions shall be considered Annual Additions for such Limitation Year.

   (2) Compensation means a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and excluding the following:

       (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation;

       (ii) contributions made by the Employer to a plan of deferred compensation to the extent that all or a portion of such contributions are recharacterized as a voluntary Employee contribution;

       (iii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

       (iv) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

       (v) other amounts which received special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

For purposes of applying the limitations of this Section 4.9, Compensation for any Limitation Year is the Compensation actually paid or includible in gross income during such year. Notwithstanding the preceding sentence, Compensation for a Participant in a profit-sharing plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

   (3) Defined Benefit Fraction means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of his Highest Average Compensation including any adjustments under Code
Section 415(b).

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 shall be substituted for 125 unless the extra minimum allocation is being made pursuant to the Employer's election in Fl of the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 100 shall be substituted for 125 in any event.

   (4) Defined Contribution Dollar Limitation means $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(l) as in effect for the Limitation Year.

   (5) Defined Contribution Fraction means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible voluntary employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the Defined Contribution Dollar Limitation or 35 percent of the Participant's Compensation for such year. For Limitation Years beginning prior to January 1, 1987, the "annual addition" shall not be recomputed to treat all Employee contributions as an Annual Addition.

   If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

   Notwithstanding the foregoing, for any Top Heavy Plan Year, 100 shall be substituted for 125 unless the extra minimum allocation is being made pursuant to the Employer's election in Fl of the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 100 shall be substituted for 125 in any event.

       (6) Employer means the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, Affiliated Employers shall be determined pursuant to the modification made by Code Section 415(b).

       (7) Excess Amount means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

       (8) Highest Average Compensation means the average Compensation for the three consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the 12 consecutive month period defined in Section El of the Adoption Agreement which is used to determine Compensation under the Plan.

       (9) Limitation Year means the Compensation Year (a 12 consecutive month period) as elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

       (10) Master or Prototype Plan means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

       (11) Maximum Permissible Amount means the maximum Annual Addition that may be contributed or allocated to a Participant's account under the plan for any Limitation Year, which shall not exceed the lesser of:

          (i) the Defined Contribution Dollar Limitation, or

          (ii) 25 percent of the Participant's Compensation for the Limitation Year.

          The Compensation Limitation referred to in (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition under Code Sections 415(l)(1) or 419A(d)(2).

       If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Contribution multiplied by the following fraction:

                 number of months in the short Limitation Year

                     ------------------------------------

                                       12

       (12) Projected Annual Benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the plan assuming:

       (13) the Participant will continue employment until Normal Retirement Age (or current age, if later), and

       (14) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

   (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.10  ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

       (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum provided in
   Section 4.9 to be exceeded, the Administrator shall treat the excess in accordance with Section 4.9(a)(4).

4.11  TRANSFERS FROM QUALIFIED PLANS

       (a) If specified in the Adoption Agreement and with the consent of the Administrator, amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to forfeiture for any reason.

       (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in Paragraphs (c) and (d) of this Section.

       (c) Amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(4)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

       (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 41 1(a)(11) and 417 and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

       (e) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

       (f) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a). The term "amounts transferred from other qualified plans" shall mean: (i) amounts transferred to this Plan directly from another qualified plan; (ii) lump-sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.

       (g) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

       (b) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 8.1.

4.12  VOLUNTARY CONTRIBUTIONS

       (a) If elected in the Adoption Agreement, each Participant may, at the discretion of the Administrator in a nondiscriminatory manner, elect to voluntarily contribute a portion of his compensation earned while a Participant under this Plan. Such contributions shall be paid to the Trustee within a reasonable period of time but in no event later than 90 days after the receipt of the contribution.

       (b) The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

       (c) A Participant may elect to withdraw his voluntary contributions from his Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to voluntary contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for his withdrawal. No Forfeitures shall occur solely as a result of an Employee's withdrawal of Employee contributions.

       In the event such a withdrawal is made, or in the event a Participant has received a hardship distribution pursuant to Regulation 1.401(k)-l(d)(2)
    (iii)(B) from any other plan maintained by the Employer or from his Participant's Elective Account pursuant to Section 6.11, then such Participant shall be barred from making any voluntary contributions to the Trust Fund for a period of twelve (12) months after receipt of the withdrawal or distribution.

       (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Voluntary Contribution Account shall be used to provide additional benefits to the Participant or his Beneficiary.

       (e) The Administrator may direct that voluntary contributions made after a valuation date be segregated into a separate account until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

4.13  DIRECTED INVESTMENT ACCOUNT

       (a) If elected in the Adoption Agreement, all Participants may direct the Trustee as to the investment of all or a portion of any one or more of their individual account balances. Participants may direct the Trustee in writing to invest their account in specific assets as permitted by the Administrator provided such investments are in accordance with the Department of Labor regulations and are permitted by the Plan. That portion of the account of any Participant so directing will thereupon be considered a Directed Investment Account.

       (b) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and their Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund Earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

          (c) The Administrator shall establish a procedure, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations that the Administrator shall impose on a Participant's right to direct investments.

4.14  QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

          (a) If this is an amendment to a Plan that previously permitted deductible voluntary contributions, then each Participant who made a "Qualified Voluntary Employee Contribution" within the meaning of Code
     Section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have his contribution held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted if they are attributable to taxable years beginning after December 31, 1986.

          (b) A Participant may, upon written request delivered to the Administrator, make withdrawals from his Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 41l(a)
     (11) and 417 and the Regulations thereunder.

          (c) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or his Beneficiary.

          (d) Unless the Administrator directs Qualified Voluntary Employee Contributions made pursuant to this Section be segregated into a separate account for each Participant, they shall be invested as part of the general Trust Fund and share in earnings and losses.

4.15  INTEGRATION IN MORE THAN ONE PLAN

    If the Employer and/or an Affiliated Employer maintain qualified retirement plans integrated with Social Security such that any Participant in this Plan is covered under more than one of such plans, then such plans will be considered to be one plan and will be considered to be integrated if the extent of the integration of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of integration of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable, under the Plan bears to the limitation applicable to such Plan. If the Employer maintains two or more standardized paired plans, only one plan may be integrated with Social Security.

                                   ARTICLE V
                                   VALUATIONS

5.1  VALUATION OF THE TRUST FUND

    The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date", to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date". In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement frqm the Employer or the Trust Fund.

5.2  METHOD OF VALUATION

    In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date". If such securities were not traded on the "valuation date", or if the exchange on which they are traded was not open for business on the "valuation date", then the securities shall be valued at the prices at which they were last traded prior to the "valuation date". Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date", which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1  DETERMINATION OF BENEFITS UPON RETIREMENT

    Every Participant may terminate his employment with the Employer and retire for the purposes hereof on or after his Normal Retirement Date or Early Retirement Date. Upon such Normal Retirement Date or Early Retirement Date, all amounts credited to such Participant's Combined Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Administrator shall direct the distribution of all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2  DETERMINATION OF BENEFITS UPON DEATH

       (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's accounts to the Participant's Beneficiary.

       (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

       (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the

     Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

          (d) Unless otherwise elected in the manner prescribed in Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse for the Pre-Retirement Survivor Annuity if:

          (1) the Participant and his spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived his or her right to be the Participant's Beneficiary, or

          (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

          (3) the Participant has no spouse, or

          (4) the spouse cannot be located.

       In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. The Participant may, at any time, designate a Beneficiary for death benefits payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

       (e) If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which he is entitled under the Plan is effected, his death benefit from such insurance coverage shall be limited to the standard rated premium which was or should have been used for such purpose.

       (f) In the event of any conflict between the terms of this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

6.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

    In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of all amounts credited to such Participant's Combined Account as though he had retired.

6.4  DETERMINATION OF BENEFITS UPON TERMINATION

       (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than retirement, death, or Total and Permanent Disability, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant. The amount of the portion of the Participant's Combined Account which is not Vested may be credited to a separate account (which will always share in gains and losses of the Trust) and at such time as the amount becomes a Forfeiture shall be treated in accordance with the provisions of the Plan regarding Forfeitures.

   Regardless of whether distributions in kind are permitted, in the event that the amount of the Vested portion of the Terminated Participant's Combined Account equals or exceeds the fair market value of any insurance Contracts, the Trustee, when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on his life in such form or with such endorsements, so that the settlement options and forms of payment are consistent with the provisions of
Section 6.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee, pursuant to the Participant's election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant's Combined Account and then assign the Contracts to the Terminated Participant.

   Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

   Notwithstanding the above, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed, and at the time of any prior distribution, has never exceeded $3,500, the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum without regard to the consent of the Participant or the Participant's spouse. A Participant's Vested benefit shall not include Qualified Voluntary Employee Contributions within the meaning of Code Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989.

   (b) The Vested portion of any Participant's Account shall be a percentage of such Participant's Account determined on the basis of the Participant's number of Years of Service according to the vesting schedule specified in the Adoption Agreement.

   (c) For any Top Heavy Plan Year, one of the minimum top heavy vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum top heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became top heavy. Further, no decrease in a Participant's Vested percentage may occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and the Vested percentage of such Employee's Participant's Account shall be determined without regard to this Section 6.4(c).

   If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall continue to use the vesting schedule in effect while the Plan was a Top Heavy Plan for each Employee who had an Hour of Service during a Plan Year when the Plan was Top Heavy.

   (d) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

   (e) If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement. The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top Heavy Plan.

   (f) If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least 3 Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. Notwithstanding the foregoing, for Plan Years beginning before January 1, 1989, or with respect to Employees who fail to complete at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

        (1) the adoption date of the amendment,

        (2) the effective date of the amendment, or

        (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

   (g) (1) If any Former Participant shall be reemployed by the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

       (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of 5 consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of separation. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other valuation date preceding his termination. If an employee receives a distribution pursuant to this section and the employee resumes employment covered under this plan, the employee's employer-derived account balance will be restored to the amount on the date of distribution if the employee repays to the plan the full amount of the distribution attributable to employer contributions before the earlier of 5 years after the first date on which the participant is subsequently re-employed by the employer, or the date the participant incurs 5 consecutive 1-year breaks in service following the date of the distribution. If a non-Vested Former Participant was deemed to have received a distribution and such Former Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

       (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

          (i) Any Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

             (ii) After five (5) consecutive 1-Year Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

             (iii) A Former Participant who is reemployed and who has not had his Years of Service before a 1-Year Break in Service disregarded pursuant to (i) above, shall participate in the Plan as of his date of reemployment;

             (iv) If a Former Participant completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

       (h) In determining Years of Service for purposes of vesting under the Plan, Years of Service shall be excluded as specified in the Adoption Agreement.

6.5  DISTRIBUTION OF BENEFITS

      (a) (1) Unless otherwise elected as provided below, a Participant who is married on the "annuity starting date" and who does not die before the "annuity starting date" shall receive the value of all of his benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50% of the rate at which such benefits were payable to the Participant. This Joint and Survivor Annuity shall be considered the designated qualified Joint and Survivor Annuity and automatic form of payment for the purposes of this Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during his lifetime which alternative Joint and Survivor Annuity shall be equal in value to the automatic Joint and 50% Survivor Annuity. An unmarried Participant shall receive the value of his benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

          (2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

          (3) The election period to waive the Joint and Survivor Annuity shall be the 90 day period ending on the "annuity starting date."

       (4) For purposes of this Section and Section 6.6, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Participant to such benefit.

       (5) With regard to the election, the Administrator shall provide to the Participant no less than 30 days and no more than 90 days before the "annuity starting date" a written explanation of:

          (i) the terms and conditions of the Joint and Survivor Annuity, and

          (ii) the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity, and

          (iii) the right of the Participant's spouse to consent to any election to waive the Joint and Survivor Annuity, and

          (iv) the right of the Participant to revoke such election, and the effect of such revocation.

   (b) In the event a married Participant duly elects pursuant to paragraph
(a)(2) above not to receive his benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods which are permitted pursuant to the Adoption Agreement:

       (1) One lump-sum payment in cash or in property;

       (2) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may direct that the Participant's interest in the Plan be segregated and invested separately, and that the funds in the segregated account be used for the payment of the installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary);

       (3) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his designated Beneficiary).

   (c) The present value of a Participant's Joint and Survivor Annuity derived from Employer and Employee contributions may not be paid without his written consent if the value exceeds, or has ever exceeded at the time of any prior distribution, $3,500. Further, the spouse of a Participant must consent in writing to any immediate distribution. If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator may immediately distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the "annuity starting date" unless the Participant and his spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

   (d) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded at the time of any prior distribution, $3,500 shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

       (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

       (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment df any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(e).

       (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "annuity starting date".

       (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "annuity starting date".

       (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

   (e) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits, made on or after January 1, 1985, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation Section 1.40l(a)(9)-2), the provisions of which are incorporated herein by reference:

       (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or, if benefits are paid in the form of a Joint and Survivor Annuity, the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations. For Plan Years beginning after December 31, 1988, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

       (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code
   Section 401(a)(9)(G) and the Regulations thereunder.

   Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty percent (50%) of the then present value of the total payments to be made to the Participant and his Beneficiaries.

   (f) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall be redetermined annually in accordance with Regulations if permitted pursuant to the Adoption Agreement. If the Participant or the Participant's spouse may elect whether recalculations will be made, then the election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

       (g) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of this Plan.

       (b) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code
    Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

       (i) If a distribution is made at a time when a Participant who has not terminated employment is not fully Vested in his Participant's Account and the Participant may increase the Vested percentage in such account:

          (1) A separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and

          (2) At any relevant time the Participant's Vested portion of the separate account shall be equal to an amount ("X") determined by the formula:

                      X equals P(AB plus (RxD)) - (R x D)

          For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

6.6  DISTRIBUTION OF BENEFITS UPON DEATH

       (a) Unless otherwise elected as provided below, a Vested Participant who dies before the annuity starting date and who has a surviving spouse shall have the Pre-Retirement Survivor Annuity paid to his surviving spouse. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(h).

       (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

       (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

       (d) With regard to the election, the Administrator shall provide each Participant within the applicable period, with respect to such Participant (and consistent with Regulations), a written explanation of the

Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

       (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

       (2) A reasonable period after the individual becomes a Participant. For this purpose, in the case of an individual who becomes a Participant after age 32, the explanation must be provided by the end of the three-year period beginning with the first day of the first Plan Year for which the individual is a Participant;

       (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant;

       (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

       (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age 35. For this purpose, the Administrator must provide the explanation beginning one year before the separation from service and ending one year after separation.

   (e) The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984 shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

   (f) If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds, or has ever exceeded at the time of any prior distribution, $3,500, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

   (g) (1) In the event there is an election to waive the Pre-Retirement Survivor Annuity, and for death benefits in excess of the Pre-Retirement Survivor Annuity, such death benefits shall be paid to the Participant's Beneficiary by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary) subject to the rules specified in Section 6.6(h) and the selections made in the Adoption Agreement:

          (i)   One lump-sum payment in cash or in property;

          (ii) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or his Beneficiary. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

          (iii) If death benefits in excess of the Pre-Retirement Survivor Annuity are to be paid to the surviving spouse, such benefits may be paid pursuant to (i) or (ii) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity;

       (2) In the event the death benefit payable pursuant to Section 6.2 is payable in installments, then, upon the death of the Participant, the Administrator may direct that the death benefit be segregated and invested separately, and that the funds accumulated in the segregated account be used for the payment of the installments.

   (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant made on or after January 1, 1985, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder.

       (1) If it is determined, pursuant to Regulations, that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death.

       (2) If a Participant dies before he has begun to receive any distributions of his interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries in accordance with the following rules subject to the selections made in the Adoption Agreement and Subsections 6.6(h)(3) and 6.6(i) below:

          (i) The entire death benefit shall be distributed to the Participant's Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs;

          (ii) The 5-year distribution requirement of (i) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died;

          (iii) However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his designated Beneficiary, the provisions of (ii) above shall apply except that the requirement that distributions commence within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

       (3) Notwithstanding subparagraph (2) above, or any selections made in the Adoption Agreement, if a Participant's death benefits are to be paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

   (i) For purposes of Section 6.6(h)(2), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement (if permitted in the Adoption Agreement) must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

       (j) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as provided in the Adoption Agreement and in accordance with Regulations. If the Participant or the Participant's spouse may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

       (k) In the event that less than 100% of a Participant's interest in the Plan is distributed to such Participant's spouse, the portion of the distribution attributable to the Participant's Voluntary Contribution Account shall be in the same proportion that the Participant's Voluntary Contribution Account bears to the Participant's total interest in the Plan.

       (1) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

6.7  TIME OF SEGREGATION OR DISTRIBUTION

    Except as limited by Sections 6.5 and 6.6, whenever a distribution is to be made, or a series of payments are to commence, on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

    Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution pursuant to
Section 6.5(d), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.8  DISTRIBUTION FOR MINOR BENEFICIARY

    In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

    In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary.

6.10  PRE-RETIREMENT DISTRIBUTION

    If elected in the Adoption Agreement, at such time as a Participant shall have attained the age specified in the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the Trustee to distribute up to the entire amount then credited to the accounts maintained on behalf of the Participant. However, no such distribution may be made to any Participant unless his Participant's Account has become fully Vested. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including but not limited to, all notice and consent requirements required by Code Sections 411(a)(l1) and 417 and the Regulations thereunder.

    Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account and Qualified Non-Elective Account shall not be permitted prior to the Participants attaining 59 1/2 except as otherwise permitted under the terms of the Plan.

6.11  ADVANCE DISTRIBUTION FOR HARDSHIP

       (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of (1) 100% of his accounts as specified in the Adoption Agreement valued as of the last Anniversary Date or other valuation date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of one of the following or any other items permitted by the Internal Revenue Service:

          (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code
       Section 152);

          (2) The purchase (excluding mortgage payments) of a principal residence for the Participant;

          (3) Funeral expenses for a member of the Participant's family;

          (4) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents; or

          (5) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

       (b) No such distribution shall be made from the Participant's Account until such Account has become fully Vested.

       (c) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

          (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

          (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

          (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

          (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code
       Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

       (d) Notwithstanding the above, distributions from the Participant's Elective Account and Qualified Non-Elective Account pursuant to this Section shall be limited solely to the Participant's Deferred Compensation and any income attributable thereto credited to the Participant's Elective Account as of December 31, 1988.

       (e) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 41l(a)(11) and 417 and the Regulations thereunder.

6.12  LIMITATIONS ON BENEFITS AND DISTRIBUTIONS

    All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 4l4(p).

6.13  SPECIAL RULE FOR NON-ANNUITY PLANS

    If elected in the Adoption Agreement, the following shall apply to a Participant in a Profit Sharing Plan and to any distribution, made on or after the first day of the first plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and maintained on behalf of a participant in a money purchase pension plan, (including a target benefit plan):

       (a) The Participant shall be prohibited from electing benefits in the form of a life annuity;

       (b) Upon the death of the Participant, the Participant's entire Vested account balances will be paid to his or her surviving spouse, or, if there is no surviving spouse or the surviving spouse has already consented to waive his or her benefit, in accordance with Section 6.6, to his designated Beneficiary; and

       (c) Except to the extent otherwise provided in this Section and Section 6.5(h), the other provisions of Sections 6.2, 6.5 and 6.6 regarding spousal consent and the forms of distributions shall be inoperative with respect to this Plan.

    This Section shall not apply to any Participant if it is determined that this Plan is a direct or indirect transferee of a defined benefit plan or money purchase plan, or a target benefit plan, stock bonus or profit sharing plan which would otherwise provide for a life annuity form of payment to the Participant.

                                  ARTICLE VII
                                    TRUSTEE

7.1  BASIC RESPONSIBILITIES OF THE TRUSTEE

    The Trustee shall have the following categories of responsibilities:

       (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan;

       (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

       (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per
    Section 7.7; and

       (d) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.2  INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

       (a) The Trustee shall, except as provided in the Adoption Agreement, invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust.

       (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

       (c) Notwithstanding Section 7.2(a), the Employer, in writing to the Trustee, may delegate investment responsibility to the Administrator. If the Administrator has been delegated such authority, the Trustee shall invest trust assets in accordance with the Administrator's direction, unless the Trustee determines, in the exercise of its responsibility under ERISA as a co-fiduciary of the Plan, that such investments are not permitted under the terms of the Plan, Trust, or the Act. The Trustee shall not be liable or responsible for losses or unfavorable results arising from the Trustee's compliance with directions received from the Administrator.

       (d) The Trustee may from time to time transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder pursuant to Revenue Ruling 81-100, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

       (e) The Trustee, at the direction of the Administrator and pursuant to instructions from the individual designated in the Adoption Agreement for such purpose and subject to the conditions set forth in the Adoption Agreement, shall ratably apply for, own, and pay all premiums on Contracts on the lives of the Participants. Any initial or additional Contract purchased on behalf of a Participant shall have a face amount of not less than $1,000, the amount set forth in the Adoption Agreement, or the limitation of the Insurer, whichever is greater. If a life insurance Contract is to be purchased for a Participant, the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate contributions and Forfeitures allocated to a Participant's Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased with such contributions, the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to a Participant's Combined Account. If both term insurance and ordinary life insurance are purchased with such contributions, the amount expended for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to a Participant's Combined Account. The Trustee must distribute the Contracts to the Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond retirement. Notwithstanding the above, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan, to the portion of a Participant's Account that has accumulated for at least two (2) Plan Years.

       Notwithstanding anything hereinabove to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account pursuant to Section 4.14, shall not be applied to the purchase of life insurance contracts.

       (f) The Trustee will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Trustee; however, the Trustee shall be required to pay over all proceeds of the Contract to the Participant's designated Beneficiary in accordance with the distribution provisions of
    Article VI. A Participant's spouse will be the designated Beneficiary pursuant to Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds. However, the Trustee shall not pay the proceeds in a method that would violate the requirements of the Retirement Equity Act, as stated in Article VI of the Plan, or Code Section 401(a)(9) and the Regulations thereunder.

7.3  OTHER POWERS OF THE TRUSTEE

    The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities, except as provided in the Adoption Agreement, to be exercised in the Trustee's sole discretion:

       (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

       (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

       (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property. However, the Trustee shall not vote proxies relating to securities for which it has not been assigned full investment

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management responsibilities. In those cases where another party has such investment authority or discretion, be it the Administrator or an outside Investment Manager, the Trustee will deliver all proxies to said party who will then have full responsibility for voting those proxies;

   (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

   (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

   (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

   (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

   (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

   (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

   (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

   (k) To apply for and procure from the Insurer as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity, or other Contracts as and when entitled to do so under the provisions thereof;

   (l) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

   (m) To invest in Treasury Bills and other forms of United States government obligations;

   (n) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

   (o) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

   (p) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

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

       (q) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

       (r) Directed Investment Account. The powers granted to the Trustee shall be exercised in the sole fiduciary discretion of the Trustee. However, if elected in the Adoption Agreement, each Participant may direct the Trustee to separate and keep separate all or a portion of his interest in the Plan; and further each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee in such form as the Trustee may require concerning the investment of the Participant's Directed Investment Account, which directions must be followed by the Trustee subject, however, to restrictions on payment of life insurance premiums. Neither the Trustee nor any other persons including the Administrator or otherwise shall be under any duty to question any such direction of the Participant or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. Any such direction may be of a continuing nature or otherwise and may be revoked by the Participant at any time in such form as the Trustee may require. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law, and in such event, the Trustee shall not be responsible or liable for any loss or expense which may result. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Investment Account.

       Notwithstanding anything hereinabove to the contrary, the Trustee shall not, at any time after December 31, 1981, invest any portion of a Directed Investment Account in "collectibles" within the meaning of that term as employed in Code Section 408(m).

7.4  LOANS TO PARTICIPANTS

       (a) If specified in the Adoption Agreement, the Trustee may, in the Trustee's sole discretion, make loans to Participants or Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) shall provide for periodic repayment over a reasonable period of time.

       (b) Loans shall not be made to any Shareholder-Employee or Owner-Employee unless an exemption for such loan is obtained pursuant to Act Section 408 and further provided that such loan would not be subject to tax pursuant to Code Section 4975.

       (c) Loans shall not be granted to any Participant that provide for a repayment period extending beyond such Participant's Normal Retirement Date.

       (d) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

          (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

          (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Employee under the Plan.

       For purposes of this limit, all plans of the Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced.

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

       (e) No Participant loan shall take into account the present value of such Participant's Qualified Voluntary Employee Contribution Account.

       (f) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Notwithstanding the foregoing, loans made prior to January 1, 1987 which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Code Section 267(c)(4)) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Additionally, loans made prior to January 1, 1987, may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization.

       (g) An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, shall be treated as a loan under this Section.

       (h) Any loan made pursuant to this Section after August 18, 1985 where the Vested interest of the Participant is used to secure such loan shall require the written consent of the Participant's spouse in a manner consistent with Section 6.5(a) provided the spousal consent requirements of such Section apply to the Plan. Such written consent must be obtained within the 90-day period prior to the date the loan is made. Any security interest held by the Plan by reason of an outstanding loan to the Participant shall be taken into account in determining the amount of the death benefit or Pre-Retirement Survivor Annuity. However, no spousal consent shall be required under this paragraph if the total accrued benefit subject to the security is not in excess of $3,500.

       (i) With regard to any loans granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988, a Participant loan program shall be established which must include, but need not be limited to, the following:

          (1) the identity of the person or positions authorized to administer the Participant loan program;

          (2) a procedure for applying for loans;

          (3) the basis on which loans will be approved or denied;

          (4) limitations, if any, on the types and amounts of loans offered, including what constitutes a hardship or financial need if selected in the Adoption Agreement;

          (5) the procedure under the program for determining a reasonable rate of interest;

          (6) the types of collateral which may secure a Participant loan; and

          (7) the events constituting default and the steps that will be taken to preserve plan assets.

       Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of this plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section of the Plan.

7.5  DUTIES OF THE TRUSTEE REGARDING PAYMENTS

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

    At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

7.6  TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

    The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.7  ANNUAL REPORT OF THE TRUSTEE

    Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

       (a) the net income, or loss, of the Trust Fund;

       (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

       (c) the increase, or decrease, in the value of the Trust Fund;

       (d) all payments and distributions made from the Trust Fund; and

       (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty
    (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.8  AUDIT

       (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists, that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

       (b) All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

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

       (c) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.9  RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

       (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

       (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

       (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

       (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

       (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section
    7.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section
    7.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section
    7.7 and this subparagraph.

7.10  TRANSFER OF INTEREST

    Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of such Participant in his account to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

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

7.11 TRUSTEE INDEMNIFICATION

    The Employer agrees to indemnify and save harmless the Trustee against any and all claims, losses, damages, expenses and liabilities the Trustee may incur in the exercise and performance of the Trustee's powers and duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct.

7.12  EMPLOYER SECURITIES AND REAL PROPERTY

    The Trustee shall be empowered to acquire and hold "qualifying Employer securities" and "qualifying Employer real property," as those terms are defined in the Act. However, no more than 100% of the fair market value of all the assets in the Trust Fund may be invested in "qualifying Employer securities" and "qualifying Employer real property".

                                  ARTICLE VIII
                      AMENDMENT, TERMINATION, AND MERGERS

8.1  AMENDMENT

       (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

       (b) The Employer may (1) change the choice of options in the Adoption Agreement, (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans, and (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Prototype Plan and will be considered to have an individually designed plan.

       Furthermore, an Employer may not use this Plan and will be deemed to have an individually designed plan if the Employer does not maintain a product of the sponsor of the Plan or any of its affiliates or subsidiaries.

       (c) The Employer expressly delegates authority to the sponsoring organization of this Plan, the right to amend this Plan by submitting a copy of the amendment to each Employer who has adopted this Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended qualifies under Code Section 401(a) and the Act. For purposes of this Section, the mass submitter shall be recognized as the agent of the sponsoring organization. If the sponsoring organization does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

       (d) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

       (e) Except as permitted by Regulations (including Regulation 1.4l1(d)-
    4), no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies

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

    conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

8.2  TERMINATION

       (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

       (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" as described in Section 8.1.

8.3  MERGER OR CONSOLIDATION

    This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" as described in Section 8.1(e).

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1  EMPLOYER ADOPTIONS

       (a) Any organization may become the Employer hereunder by executing the Adoption Agreement in form satisfactory to the Trustee, and it shall provide such additional information as the Trustee may require. The consent of the Trustee to act as such shall be signified by its execution of the Adoption Agreement.

       (b) Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

9.2  PARTICIPANT'S RIGHTS

    This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

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

9.3  ALIENATION

       (a) Subject to the exceptions provided below, no benefit which shall be payable to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

       (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections
    2.12 and 2.13.

       (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

9.4  CONSTRUCTION OF PLAN

    This Plan and Trust shall be construed and enforced according to the Act and the laws of the State or Commonwealth in which the Employer's principal office is located, other than its laws respecting choice of law, to the extent not pre-empted by the Act.

9.5  GENDER AND NUMBER

    Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.6  LEGAL ACTION

    In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.7  PROHIBITION AGAINST DIVERSION OF FUNDS

       (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

       (b) In the event the Employer shall make a contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

9.8  BONDING

    Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

9.9  INSURER'S PROTECTIVE CLAUSE

    The Insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

9.10  RECEIPT AND RELEASE FOR PAYMENTS

    Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer.

9.11  ACTION BY THE EMPLOYER

    Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

    The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee, and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the

Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

9.13  HEADINGS

    The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

9.14  APPROVAL BY INTERNAL REVENUE SERVICE

       (a) Notwithstanding anything herein to the contrary, if, pursuant to a timely application filed by or in behalf of the Plan, the Commissioner of Internal Revenue Service or his delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended and restated. In the event that a contribution is made to the Plan conditioned upon qualification of the Plan as amended, such contribution must be returned to Employer upon the determination that the amended Plan fails to qualify under the Code.

       (b) Notwithstanding any provisions to the contrary, except Sections 3.5, 3.6, and 4.1(f), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

       (c) If an Employer's Plan fails to attain or retain qualification, then such Plan will no longer participate in this Prototype Plan and will be considered an individually designed plan.

9.15  UNIFORMITY

    All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

9.16  PAYMENT OF BENEFITS

    Benefits under this Plan shall be paid, subject to Section 6.10 and Section
6.11 only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or upon Plan Termination.

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS

10.1  ELECTION TO BECOME A PARTICIPATING EMPLOYER

    Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any Affiliated Employer may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2  REQUIREMENTS OF PARTICIPATING EMPLOYERS

       (a) Each Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer other than the Plan Year, the Fiscal Year, and such other items that must, by necessity, vary among employers.

       (b) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

       (c) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

       (d) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Combined Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

       (e) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3  DESIGNATION OF AGENT

    Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4  EMPLOYEE TRANSFERS

    It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5  PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

    Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating

Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

10.6  AMENDMENT

    Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

10.7  DISCONTINUANCE OF PARTICIPATION

    Except in the case of a Standardized Plan, any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(e). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8  ADMINISTRATOR'S AUTHORITY

    The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

10.9  PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

    If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

    A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contributing Participating Employers.

                              AMENDMENT ONE TO THE
                  CHANNELL COMMERCIAL CORPORATION 4O1(K) PLAN
                              AND MERGER WITH THE
              CHANNELL COMMERCIAL CORPORATION 4O1(K) SAVINGS PLAN



     This AGREEMENT made and entered into this 22nd day of September, 1997, by and between Channell Commercial Corp. a California corporation (referred to as the "Company"); and Van Kampen American Capital Trust Company (referred to as the "Trustee" of the Company Plan),


                                  WITNESSETH:

     WHEREAS, the Company established the Channell Commercial Corporation Profit Sharing Plan effective February 1, 1986, and later restated the Company Profit Sharing Plan by adoption of an Adoption Agreement to the American Capital Marketing, Inc. Prototype 4O1(k) Profit Sharing Plan & Trust effective October 1, 1997 (referred to as the "Company Profit Sharing Plan") for the benefit of its eligible employees; and

     WHEREAS, the Company established the Channell Commercial Corporation 4O1(k) Savings Plan (referred to as the "Company 4O1(k) Savings Plan") effective January 1, 1993 for the benefit of its eligible employees; and

     WHEREAS, the Company desires to merge the Company 4O1(k) Savings Plan with the Company Profit Sharing Plan, effective October 1, 1997, with the latter being the survivor as of the effective date of merger and thereafter known as the Channell Commercial Corporation 4O1(k) Plan.

     NOW, THEREFORE, IT IS AGREED that the Company hereby merges the Company Profit Sharing Plan and the Company 4O1(k) Savings Plan, effective October 1, 1997, with the surviving plan to be known as the Channell Commercial Corporation 4O1(k) Plan (the "Plan") and all assets and liabilities of the trust for the Company 4O1(k) Savings Plan shall be transferred to the trust for the Company Profit Sharing Plan as soon as administratively feasible thereafter, where they shall be considered assets and liabilities of the trust for the Plan, and

     FURTHER AGREED that the Company shall take whatever steps are necessary to ensure that the sum of all account balances in each plan immediately before the effective date of merger shall equal the fair market value of the assets in each respective plan immediately before the merger; and

     FURTHER AGREED that each participant in the Company Profit Sharing Plan and each participant in the Company 4O1(k) Savings Plan shall have an account balance immediately after the merger which is at least as great as all account balances such participant had in the Company Profit Sharing Plan and/or the Company 4O1(k) Savings Plan immediately before the merger; and

The undersigned Company, being the plan sponsor of the Plan, hereby amends the Plan, effective the date hereof, to include the following provision:


     Except as otherwise provided in the Plan, the Trustee shall have the power to take any action with respect to the Trust Fund which it deems necessary or advisable to discharge its responsibilities under the Plan including but not limited to the power to cause any part or all of the Trust Fund, without limitation as to amount, to be commingled with the funds from other trusts (including trusts for qualified employee benefit plans) by causing such money to be invested as a part of any pooled, common, collective or commingled trust fund heretofore or hereafter created by any Trustee (if the Trustee is a bank); the instrument or instruments establishing such trust fund or funds, as amended, being made part of this Plan and Trust so long as any portion of the Trust Fund shall be invested through the medium thereof.

     IN WITNESS THEREOF, the undersigned have caused this amendment to be executed by each party's duly authorized officer or representative on the date set forth below.



Channell Commercial Corporation
         (Employer Name)



By: /s/ Gary W. Baker                  Date:  9-22-97
   ------------------------------           ---------------
Title: Chief Financial Officer
      ---------------------------

Van Kampen American Capital Trust Company
            (Trustee)


By: /s/ Perri Williams                 Date:_______________
   ------------------------------
Title: Assistant Vice President
      ---------------------------

                       MORGAN STANLEY STABLE VALUE FUND

                            PARTICIPATION AGREEMENT
                            -----------------------

Name of Retirement Plan:  Channell Commercial Corporation 401(k) Plan
                        --------------------------------------------------------
Tax Identification No.: 95-2453261
                       ---------------------------------------------------------
Retirement Plan Trustee(s):
     Name(s): Van Kampen American Capital Trust Company
             -------------------------------------------------------------------
     Address: 2800 Post Oak Blvd.  Houston, TX 77056
             -------------------------------------------------------------------
     Telephone: (713) 993-0500
               -----------------------------------------------------------------
Employer/Plan Sponsor:
     Employer Name: Channell Commercial Corporation
                   -------------------------------------------------------------
     Address: 26040 Ynez Road, P.O. Box 9022, Temecula, CA 92589-9022
             -------------------------------------------------------------------
     Telephone: (909) 694-9160
               -----------------------------------------------------------------

Type of Plan:      [X] 401(k)/Profit Sharing   [ ] Money Purchase

Broker:
     Firm Name: Smith Barney, Inc.
               -----------------------------------------------------------------
     Investment Representative Name and Number: Carry Palmer 204-110
                                                --------------------------------
     Van Kampen American Capital Dealer Number: 5050
                                               ---------------------------------
     Branch Number: 204
                   -------------------------------------------------------------
     Branch Office Address: Wells Fargo Center 52nd Floor 333 S. Grand Avenue
                           -----------------------------------------------------
                            Los Angeles, CA 90071
                           -----------------------------------------------------
     Telephone: (303) 294-7775
               -----------------------------------------------------------------

1. The undersigned is the trustee of the above-named plan (the "Plan") or the fiduciary of the Plan with the authority to direct the trustee to establish an account in the Morgan Stanley Stable Value Fund (the "FUND") pursuant to this Participation Agreement (this "Agreement"). The FUND is not a mutual fund, but is a collective trust fund, established and maintained by Van Kampen American Capital Trust Company, a trust company organized and operating under the laws of the state of Texas (the "Trustee"), within the Van Kampen American Capital Trust Company Group Trust for Employee Benefit Plans as amended and restated effective May 30, 1995 (the "Group Trust"). The Trustee is trustee and investment manager to the FUND, and upon acceptance will be a fiduciary, within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to those assets of the Plan that are invested in and commingled with the other assets of the FUND. The undersigned are fiduciaries of the Plan independent of the Trustee.

2.   The Declaration of Trust for the Group Trust, as amended and restated
     May 30, 1995, and the Fund Description and Disclosure Memorandum of the Morgan Stanley Stable Value Fund, dated April 1, 1997, as each may be amended from time to time (hereinafter referred to collectively as the "Declaration of Trust"), are hereby adopted as part of the Plan and made a part of this Agreement. The Plan agrees that, upon acceptance of this Agreement by the Trustee, the Plan will abide by the requirements of the Declaration of Trust and other requirements prescribed by the Trustee. The Plan hereby acknowledges receipt of a copy of the Declaration of Trust.

3. The Plan hereby appoints the Trustee to serve as a subtrustee of the Plan with respect to all money, securities and other assets deposited with it or which it may acquire on behalf of the Plan in the future in connection with the Plan's investment in the FUND (the "Account"). The Trustee may appoint one or more Investment Advisers to assist it and to perform such duties as set forth by the Trust Committee. The Trustee may accept, reject or modify any recommendations of any Investment Adviser and shall retain and exercise full, final and complete management authority over the FUND at all times. The Plan may add funds to the Account or make withdrawals from the Account subject to the terms and conditions of the Declaration of Trust. The Plan acknowledges that the FUND is intended to be a vehicle for long-term investment and that significant limitations on investment withdrawals are applicable, as stated in the Declaration of Trust.

4. The Plan authorizes and directs the Trustee to cause assets of the Plan to be commingled with assets of other qualified employee benefit plans by causing such assets of the Account to be invested as a part of the assets held in the FUND. Assets of the Account so added to such funds shall be subject to all of the provisions of the Declaration of Trust.

     The Plan authorizes and directs the Trustee to invest the assets of the FUND in mutual funds that receive investment advice from affiliates of the Trustee, specifically including Miller, Anderson & Sherrerd, LLP ("MAS"). The undersigned has received prospectuses for MAS Funds - Fixed Income Portfolio, Intermediate Duration Portfolio and Cash Reserves Portfolio, as well as the Fund Description and Disclosure Memorandum of the FUND and understands the fees and expenses disclosed therein, including investment management fees payable to MAS, administrative, recordkeeping and distribution fees payable to the Trustee and its affiliates, and investment advisory fees payable to any Investment Advisers. The undersigned fiduciary of the Plan represents that it is independent of the Trustee and MAS and that it has reviewed the foregoing document and approves of the investment of Fund assets in the MAS Funds.

     The Plan authorizes and directs the Trustee to pay all fees and expenses of the FUND as described in the Declaration of Trust and to enter into Liquidity Agreements as described in the Declaration of Trust.

5.   The Plan hereby represents and warrants that:

     (a) the Plan has been authorized to exercise trust powers in the state in which the Plan is located by the appropriate regulatory authority and the Plan has or will obtain the proper authority to fulfill all of its obligations under this Agreement;

     (b) the Plan is a trust which is qualified under Section 401(a) and exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     (c) the governing document of the Plan includes or will be amended to include a provision which authorizes investment in the FUND (or, generally, in commingled, collective or common investment funds established and maintained by banks) and if any amendment is necessary to authorize investment in the FUND, such amendment will have been duly adopted and will be in effect no later than the date Plan assets are first transferred to the Trustee for investment in the FUND; and

     (d) the Plan and its trustees or other fiduciaries have met all of the requirements for eligibility to become a Participating Plan in the FUND, as provided in the Declaration of Trust.

6. The Plan agrees to notify the Trustee in writing immediately of any action or inaction by, or communication from, the Internal Revenue Service, or any other party which in any way affects the continuing accuracy of any representation or warranty set forth in this Agreement.

7. The Plan agrees to furnish to the Trustee upon written request: (i) a copy of the most recent determination letter issued by the Internal Revenue Service with regard to the Plan's tax qualified status, and (ii) either an amendment, certified by its sponsor to have been validly adopted, or a certified copy of the provision in the governing document which authorizes investment in the FUND (or any commingled, collective or common investment funds established and maintained by banks) and which adopts the FUND's Declaration of Trust (or, generally, the governing document) as part of the Plan's governing document.

8. The Plan undertakes to notify the Trustee promptly of any event that may give rise to a withdrawal or series of withdrawals that would be considered employer-initiated and non-benefit responsive. Such events would include, without limitation, establishment of a new investment option for participants, merger, consolidation, divestiture of a subsidiary, division or other business unit, group termination or layoff, termination or partial termination of the plan, or delivery of a participant communication resulting in a reduction in Plan investments in the FUND.


9. The person(s) signing on behalf of the Plan certify that: (i) the terms of the Plan or Plan Trust authorize the signer(s) to delegate the trustee's fiduciary duties to the Trustee on behalf of the Plan; (ii) the terms of this Agreement do not violate any obligation by which the Plan is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action and is binding upon the Plan and its trustee or other fiduciary in accordance with its terms; and (iv) the Plan will deliver to the Trustee such evidence of such authority as the Trustee may reasonably require.

10. The Trustee's responsibility for the safekeeping of Assets of the Account shall not extend to matters beyond its control, including without limitation acts of God, war, insurrection, riot, governmental actions or acts of any corporate or other depository.

11. The Plan shall notify the Trustee in writing of the names of the persons authorized to give directions to the Trustee and the Trustee shall be fully protected in relying on directions from such persons; the Plan shall have full responsibility for actions taken by the Trustee pursuant to such directions.

12. All directions to the Trustee shall be in writing, but the Trustee in its sole discretion may accept directions which it believes to be genuine from the Plan or an authorized agent of the Plan, whether given orally in person or by telephone, facsimile, electronically, or otherwise. Any such instructions shall be at the sole risk of the Plan and the Trustee shall be fully protected in relying on the correctness of the directions and their authenticity. The Trustee may require written confirmation from the Plan after the fact.

13. The sponsor of the Plan shall be liable for all losses, expenses, costs and attorneys' fees which either of the Trustee (or any Investment Adviser appointed by the Trust Committee) incurs by reason of claims against either of them arising out of actions taken or omitted by them pursuant to directions from such sponsor of the Plan.

14. Any notice or other communication required or which may be given hereunder shall be in writing and either delivered personally to the addressee, transmitted by facsimile transmission to the addressee, or telexed to the addressee or mailed, certified, registered or express mail to the addressee, postage pre-paid and shall be deemed given (i) immediately when so delivered personally, transmitted, or telexed, (ii) five(5) days after the date of certified or registered mailing, or (iii) if express mailed, two (2) days after the date of mailing, as follows:

     (i)  If to the Plan:

          ___________________________

          ___________________________

          ___________________________

          ___________________________


     (ii) If to Van Kampen American Capital Trust Company:

               Van Kampen American Capital Trust Company
               2800 Post Oak Boulevard, 42nd Floor
               Houston, TX 77056
               Attention: Peter Harvey
               Fax:  (713)966-7455

15. This Agreement may be amended at any time by written agreement between the parties. This Agreement is not assignable (within the meaning of the Investment Advisers Act of 1940) by either party without the prior written consent of the other. Subject to the provisions of this Agreement and the Declaration of Trust, including the limitation on withdrawals set forth therein, either party may terminate this Agreement by giving thirty (30) days' notice to the other party in writing.

16. This Agreement (including the Declaration of Trust) contains the entire understanding of the parties on the subject hereof and terminates and supersedes all previous verbal and written agreements on such subject.

     This Agreement does not and shall not be deemed to constitute a partnership or joint venture between the parties and neither party nor any of its directors, officers, employees or agents shall, by virtue of the performance of their obligations under this Agreement, be deemed to be an employee of the other.

17. In the event that any court having competent jurisdiction shall determine that one or more of the provisions contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited and restricted to the extent that such court shall deem it to be enforceable, and as so limited or restricted shall remain in full force and effect. In the event that any such provision or provisions shall be deemed wholly enforceable, the remaining provisions shall remain in full force and effect.

18. The validity of this Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Texas, without regard to the choice of law principles thereof.


     IN WITNESS WHEREOF, the Plan has caused this Participation Agreement to be executed on its behalf by an authorized representative of the Plan as of the date first set forth below.



Date: 9-22-97                            Channell Commercial Corporation 401(k)
     --------------------                ---------------------------------------
                                         Type or Print Name of the Plan

                                         By: /s/ Gary W. Baker
                                            ------------------------------------
                                         Name: Gary W. Baker
                                              ----------------------------------
                                         Title: Chief Financial Officer
                                               ---------------------------------

Accepted:

Van Kampen American Capital Trust Company
By: /s/ Perri Williams
   --------------------------------------
Name: Perri Williams
     ------------------------------------
Title: Assistant Vice President
      -----------------------------------

                        MORGAN STANLEY STABLE VALUE FUND
                   FUND DESCRIPTION AND DISCLOSURE MEMORANDUM
                                   APPENDIX B
                   FEE DISCLOSURE AND INVESTMENT INSTRUCTION

   The Trustee will charge to the Fund an administration fee for recordkeeping and for administrative and distribution services provided to the Fund. The administration fee will be calculated at the annual rate of 0.40% of the Fund's average daily net assets. The Trustee will provide, directly or through its affiliates, accounting and valuation services for the Assets and Liquidity Agreements held by the Fund, transfer agency and recordkeeping services identifying the interests of Participating Plans in the Fund, distribution services and other administrative services necessary or appropriate for the operation of the Fund. In addition, the Trustee will pay, without additional charge to the Fund, the fees of independent public accountants in connection with the annual audit of the Fund's financial statements and other fees and expenses incurred in connection with the Fund.

   In addition to the administration fee, the Fund will pay investment advisory fees to Dwight at the rate of 0.05% of the first $500 million of average daily book value of the Stable Value Funds, 0.04% of the next $500 million and 0.03% of assets in excess of $1 billion. Dwight's fees will be allocated ratably to this Fund and Morgan Stanley Stable Value Fund II (together, the "Stable Value Funds").

   Distribution of units is implemented under an agreement with the Distributor and sub-agreements between the Distributor and agents ("Selling Agreements") that may provide for their customers or clients certain services or assistance. The Trustee will transfer to the Distributor from the administration fee, and the Distributor will pay agents, 0.15% per year of the average daily book value for services rendered in the ongoing servicing and retention of investments in the Fund introduced by that agent.

   The table below shows estimated expenses to be incurred in providing these services at various hypothetical asset levels.

=======================================================================================================================
Fund Asset Level (millions)                   $ 12.5          $25         $62.5         $125       $187.5        $250
=======================================================================================================================
Affiliate expenses

   Distribution fee                            0.150%       0.150%        0.150%       0.150%       0.150%      0.150%

   Fund accounting                             0.100%        .050%        0.020%       0.010%       0.007%      0.005%

   Transfer agency                             0.223%       0.223%        0.223%       0.223%       0.223%      0.223%
-----------------------------------------------------------------------------------------------------------------------
Non-affiliate and out-of-pocket expenses

   Investment advisor                          0.050%       0.050%        0.050%       0.050%       0.047%      0.045%

   Audit and miscellaneous                     0.040%       0.020%        0.008%       0.004%       0.003%      0.002%
-----------------------------------------------------------------------------------------------------------------------
Gross Expense                                  0.563%       0.493%        0.451%       0.437%       0.429%      0.425%
-----------------------------------------------------------------------------------------------------------------------
Expense absorbed by Trustee                    0.113%       0.043%        0.001%           -            -           -
-----------------------------------------------------------------------------------------------------------------------
Total Expense Paid by Fund                     0.450%       0.450%        0.450%        0.437%      0.429%      0.425%
=======================================================================================================================


   The undersigned, a fiduciary of the Plan has reviewed the fees and compensation payable to the Trustee and its affiliates and has determined such fees to be reasonable and prudent and agrees that the Fund will pay to the Trustee and investment adviser the fees described herein. The fees will be accrued daily and paid from the Fund monthly by the Trustee. The Plan acknowledges and agrees that affiliates of the Trustee may perform the services described above. Any fees paid to an investment adviser appointed by the Trust Committee will be at the stated rate, and the investment advisory fee may be paid to an investment adviser other than Dwight.

                            SIGNATURE AUTHORIZATION


The undersigned fiduciary of the Plan named below represents that the persons identified below are all of the representatives or agents of the Plan and related trust who are authorized to take action with respect to the Plan's investment in the Morgan Stanley Stable Value Fund. Van Kampen American Capital Trust Company, as trustee of the Fund, shall be entitled to rely upon any document, information or instruction it reasonably believes to be executed individually or jointly by any one or more of the listed persons:


      Name                             Title                           Signature
William H. Channell, Sr.         Chief Executive Officer         /s/ William H. Channell, Sr.
--------------------------      ---------------------------      -------------------------------
William H. Channell, Jr.         President                       /s/ William H. Channell, Jr.
--------------------------      ---------------------------      -------------------------------
Gary W. Baker                    Chief Financial Officer         /s/ Gary W. Baker
--------------------------      ---------------------------      -------------------------------

--------------------------      ---------------------------      -------------------------------

--------------------------      ---------------------------      -------------------------------

--------------------------      ---------------------------      -------------------------------


Plan Name: Channell Commercial Corporation 401(k) Plan
          -----------------------------------------------------

       By: Gary W. Baker              Date: 9-22-97
          ------------------               --------------------
            (fiduciary)

    Title: Chief Financial Officer
          ------------------------

                            AMENDMENT NUMBER ONE TO
                     VAN KAMPEN AMERICAN CAPITAL TRUST CO.
                              4O1(k) PLAN & TRUST

Van Kampen American Capital Trust Co. 401(k) Plan & Trust is hereby amended as follows:


1. Section 1.9 is amended by replacing the first paragraph with the following paragraphs:

     "Compensation" with respect to any Participant means one of the following as elected in the Adoption Agreement. However, compensation for any Self-Employed Individual shall be equal to his Earned Income.


     i. Information required to be reported under sections 6041, 6051 and 6052 (Wages, Tips and Other Compensation Box on Form W-2). Compensation is defined as wages as defined in section 3401(a) and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d) and 605l(a)(3) of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).


     ii. Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).


     iii. 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:


          a. Employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;


          b. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          c. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          d. Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the employee).

     If, in connection with the adoption of this or any other amendment, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the Plan then in effect.

2.   Section 1.14 is amended in its entirety to read as follows:

     "Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's deferral election pursuant to Section 4.2, excluding any such amounts distributed as "excess annual additions" pursuant to Section 4.4. In addition, if selected in E3 of the Adoption Agreement, the Employer's matching contribution shall or shall not be considered an Elective Contribution for purposes of the Plan, as provided in Section 4.1(b). Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-l(b)(3), the provisions of which are specifically incorporated herein by reference.

3.   Section 1.20 is amended in its entirety to read as follows:

     "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9 when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year.

4.   Section 1.26 is amended in its entirety to read as follows:

     "414(s) Compensation" with respect to any Employee means his Compensation as defined in Section 1.9. However, for purposes of this Section, Compensation shall be Compensation paid and, if selected in the Adoption Agreement, shall only be recognized as of an Employee's effective date of participation. If, in connection with the adoption of this or any other amendment, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

5. Section 1.27 ("415 Compensation") is amended by the addition of the following paragraph:

     If, in connection with the adoption of this or any other amendment, the definition of "415 Compensation" has been modified, then, for Plan Years prior the Plan Year which includes the adoption date of such amendment, "415 Compensation" means compensation determined pursuant to the Plan then in effect.


6.   Section 4.9(a)(4) and 4.9(a)(4)(i) are amended to read as follows:

     (4) If there is an excess amount pursuant to Section 4.9(a)(2) or Section 4.10, the excess will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

          (i) Any Deferred Compensation or nondeductible Voluntary Employee Contributions, to the extent they would reduce the Excess Amount will be distributed to the Participant;

7.   Section 4.9(f)(2) is amended in its entirety to read as follows:

     Compensation means a Participant's Compensation as elected in the Adoption Agreement. However, regardless of any selection made in the Adoption Agreement, "415 Compensation" shall exclude compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

     For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available during such limitation year.

     Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a Highly Compensated Employee and contributions made on behalf of such participant are nonforfeitable when made.

8.   Section 4.10 is amended in its entirety to read as follows:

     (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of
Section 4.9, or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum provided in Section 4.9 to be exceeded, the Administrator shall treat the excess in accordance with Section 4.9(a)(4).

9. Sections 6.11(a)(1) and (a)(4) are amended in their entirety to read as follows:

     (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section
152) or expenses necessary for these persons to obtain medical care;

     (4) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents;

10.  Section 7.10 is amended by the addition of the following paragraphs:

     (a) Notwithstanding any provision of the plan to the contrary, with respect to distributions made after December 31, 1992, a Participant shall be permitted to elect to have any "eligible rollover distribution" transferred directly to an "eligible retirement plan" specified by the Participant. The Plan provisions otherwise applicable to distributions continue to apply to the direct transfer option. The Participant shall, in the time and manner prescribed by the Administrator, specify the amount to be directly transferred and the "eligible retirement plan" to receive the transfer. Any portion of a distribution which is not transferred shall be distributed to the Participant.

     (b) For purposes of this Section, the term "eligible rollover distribution" means any distribution other than a distribution of substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or joint life expectancies of the Participant and the designated beneficiary) or a distribution over a period certain of ten years or more. Amounts required to be distributed under Code Section 401(a)(9) are not eligible rollover distributions. The direct transfer option described in subsection (a) applies only to eligible rollover distributions which would otherwise be includible in gross income if not transferred.

     (c) For purposes of this Section, the term "eligible retirement plan" means an individual retirement account as described in Code Section 408(a), an individual retirement annuity as described in Code Section 408(b), an annuity plan as described in Code Section 403(a), or a defined contribution plan as described in Code Section 401(a) which is exempt from tax under Code Section 501(a) and which accepts rollover distributions.

     (d) The election described in subsection (a) also applies to the surviving spouse after the Participant's death; however, distributions to the surviving spouse may only be transferred to an individual retirement account or individual retirement annuity. For purposes of subsection (a), a spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p) will be treated as the Participant.

11.  Section 4.2(d) is amended in its entirety to read as follows:

     (d) In any Plan Year beginning after December 31, 1986, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed the limitation imposed by Code Section 402(g), as in effect for the calendar year in which such Plan Year began. If such dollar limitation is exceeded solely from elective deferrals made under this Plan or any other Plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with
Section 4.2(f). This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

12. Section 4.2(f) is amended by the addition of the following paragraph after paragraph (f)(3) to read as follows:

     Any distribution under this Section shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed.

13. Section 4.2(f) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

     Notwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.3(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

14. Section 4.6(c) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

     Notwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.3(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

15.  Section 4.7(c) is amended in its entirety to read as follows:

     (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.8(d), only Employer matching contributions (excluding matching contributions forfeited or distributed pursuant to Section 4.2(f), 4.6(a), or 4.8(a)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions made pursuant to
Section 4.1(b) or voluntary Employee contributions made pursuant to Section 4.12 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-i(b)) and qualified non-elective contributions (as defined in Code
Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(2) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

16. Section 4.8(i) is amended by the addition of the following paragraph as the second to the last paragraph of such subsection:

     Notwithstanding the above, for any distribution under this Section which is made after August 15, 1991, such distribution shall not include any Income for the "gap period". Further provided, for any distribution under this Section which is made after August 15, 1991, the amount of Income may be computed using a reasonable method that is consistent with Section 4.3(c), provided such method is used consistently for all Participants and for all such distributions for the Plan Year.

17.  Section 6.11(c)(1) is amended in its entirety to read as follows:

     (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

18.  Article IV is amended by the addition of the following:

     Notwithstanding anything in this Article to the contrary, effective as of the Plan Year in which this amendment becomes effective, the Actual Deferral Percentage Test and the Actual Contribution Percentage Test shall be applied (and adjusted) by applying the Family Member aggregation rules of Code Section 414(q)(6).

19. Section Ela. of the Adoption Agreement is amended in its entirety to read as follows:

     Compensation with respect to any Participant means:

     1.   ( )      Wages, Tips and other Compensation (Box 10 on Form W-2).

     2.   (X)      Section 3401(a) wages (wages for withholding purposes).

     3.   ( )      415 Safe-harbor compensation.

     AND Compensation

     (X) shall

     ( ) shall not

     exclude (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

20. Section E3 of the 401(k) Adoption Agreement(s) is amended by the addition of the following:

     (X) Notwithstanding anything in the Plan to the contrary, all matching contributions which relate to distributions of Excess Deferred Compensation, Excess Contributions and Excess Aggregate Contributions shall be Forfeited. (Select this option only if it is applicable.)

NOTE: THIS AMENDMENT ONLY NEEDS TO BE EXECUTED BELOW BY THE EMPLOYER IF THE PLAN IS BEING AMENDED TO UTILIZE THE MODIFICATIONS MADE TO SECTION El OR E3 OF THE ADOPTION AGREEMENT.


     IN WITNESS WHEREOF, the Employer hereby causes this amendment to be executed on this day of 22 day of September, 1997.


EMPLOYER:                           PARTICIPATING EMPLOYER:


Channell Commercial Corporation           None
----------------------------------        ---------------------------
       (enter name)                         (enter name)



By: /s/ Gary W. Baker                     By:
   -------------------------------           ------------------------

        INTERNAL REVENUE SERVICE               DEPARTMENT OF THE TREASURY
PLAN DESCRIPTION: PROTOTYPE NON-STANDARDIZED PROFIT SHARING PLAN WITH CODA
FFN: 50302820702-001 CASE: 9300080 EIN: 74-1832781
BPD: 02 PLAN: 001 LETTER SERIAL NO: D343205B   WASHINGTON, DC 20224


                                               PERSON TO CONTACT: MS. ARRINGTON
      AMERICAN CAPITAL MARKETING INC

                                               TELEPHONE NUMBER: (202) 622-8173
      2800 POST OAK ROAD
      P 0 BOX 944                              Refer Reply to: E:EP:Q:ICU
      HOUSTON TX 77251
                                               Date: 01/21/93



   Dear Applicant:

   In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other federal or local statutes.

   You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

   An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on form 5307, Short Form Application for Determination for Employee Benefit Plan.

   This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9. 1989-1 C.B.
   780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

   If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

   If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

   You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                      Sincerely yours,
                                      Signature Illegible
                                      Chief, Employee Plans Qualification Branch

                            AMENDMENT NUMBER TWO TO
                     VAN KAMPEN AMERICAN CAPITAL TRUST CO.
                              4O1(k) PLAN & TRUST

1. Section 1.9 is amended by the addition of the following:

     In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

2. Section 6.13 is amended by the addition of the following:

     If a distribution is one to which Section 40l(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a) - 11(c) of the Income Tax Regulations is given, provided that:

     (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (2) the participant, after receiving the notice, affirmatively elects a distribution.

3. Section 7.10 is amended by the addition of the following:

     (a) Notwithstanding any provision of the plan to the contrary, with respect to distributions made after December 31, 1992, a Participant shall be permitted to elect to have any "eligible rollover distribution" transferred directly to an "eligible retirement plan" specified by the Participant. The Plan provisions otherwise applicable to distributions continue to apply to the direct transfer option. The Participant shall, in the time and manner prescribed the Administrator, specify the amount to be directly transferred and the "eligible retirement plan" to receive the transfer. Any portion of a distribution which is not transferred shall be distributed to the Participant.

     (b) For purposes of this Section, the term "eligible rollover distribution" means any distribution other than a distribution of substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or joint life expectancies of the Participant and the designated beneficiary) or a distribution over a period certain of ten years or more. Amounts required to be distributed under Code Section 401(a)(9) are not eligible rollover distributions. The direct transfer option described in subsection (a) applies only to eligible rollover distributions which would otherwise be includible in gross income if not transferred.

     (c) For purposes of this Section, the term "eligible retirement plan" means an individual retirement account as described in Code Section 408(a), an individual retirement annuity as described in Code Section 408(b), an annuity plan as described in Code Section 403(a), or a defined contribution plan as described in Code Section 401(a) which is exempt from tax under Code Section 501(a) and which accepts rollover distributions.

     (d) The election described in subsection (a) also applies to the surviving spouse after the Participant's death; however, distributions to the surviving spouse may only be transferred to an individual retirement account or individual retirement annuity. For purposes of subsection (a), a spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p) will be treated as the Participant.

                              TRUSTEE SERVICES KIT






                               TABLE OF CONTENTS

I.     Trust Acceptance Policy

II.    Trustee Services and Fees

III.   Recordkeeping & Services Agreement (Trusteed Plans)

IV.    Trustee Services Agreement (including directed investment policy)

V.     Schedule of Investments

VI.    Plan Sponsor Representation

VII.   Signatures of Authority

TRUST ACCEPTANCE POLICY
--------------------------------------------------------------------------------


Upon acceptance of the trust by the trustee, the trustee is under a duty to the beneficiary to administer the trust. A trustee is also a "fiduciary" under the terms of ERISA. Hence, due diligence concerning the trust existing, qualification, good standing, assets, etc., must be performed prior to acceptance of the trust by Van Kampen American Capital Trust Company (VKACTC).

The decision to accept trusteeship of any plan can only be made by the VKACTC Board of Directors (the "Board") except that, in some cases where the plan meets certain specifically defined criteria, the Board has delegated to the VKACTC Trust Acceptance Committee authority to accept trusteeship on its behalf. Therefore, VKACTC will not become trustee of any plan until the Board (or Acceptance Committee) has authorized the acceptance of trusteeship and an officer has signed the Trustee Services Agreement and Adoption Agreement (or Amendment) on behalf of VKACTC.

Procedures for acceptance of a new trust account include a review/examination of the existing plan and trust to determine that it meets VKACTC criteria for trusteeship, a written report to the Board recommending authorization to enter into the trusteeship relationship, and specific documentation requirements. A follow-up review and report of all trust assets marshalled will be presented to the Trust Administrative Committee approximately 60 days after trusteeship is accepted. No officer or EMPLOYEE has the authority to modify these procedures without approval by the Board.

This policy shall be communicated in writing to any broker, plan sponsor, or trustee requesting information about VKACTC trusteeship.




-as adopted by the Board of Directors of Van Kampen American Capital Trust
Company

TRUSTEE SERVICES AND FEES
--------------------------------------------------------------------------------


Van Kampen American Capital Trust Company offers sponsors of qualified retirement plans comprehensive and timely trust accounting and reporting. Upon review and approval by the Van Kampen American Capital Trust Company Board of Directors, nondiscretionary trustee services are provided to plans that meet certain requirements. These services are in addition to and separate from the participant recordkeeping services offered by the Company. Trustee services and fees are:


Trustee Services:
----------------

     .  Serve as a fiduciary of the Plan
     .  Maintain custody of the plan assets
     . Implement proper instructions of participants and confiduciaries concerning plan assets.


Trustees Fees:
-------------

     Annual Fee:                         $600



                 Factors Considered in Trust Acceptance Review
                 ---------------------------------------------

In reviewing a plan presented for trusteeship by Van Kampen American Capital Trust Company, factors considered by the Board of Directors may include:

     . The plan is a participant directed 401(k) plan, profit-sharing plan or other like plan, generally having assets in excess of $500,000 and/or generally having 500 employees

     . The plan's investments are entirely participant directed, and the trustee has no discretion regarding investment voting or tender of plan assets

     .  The plan does not include assets other than VKAC mutual funds

     . The employer does not currently maintain any other defined contribution plans

     . The employer does not maintain, and has not previously maintained, a defined benefit plan

     .  The employer is not a member of a controlled group or the plan is
                                                           --
        adopted by all employers that are members of the controlled group

     . English is the primary language of substantially all employees of the employer

     . The plan is governed by a prototype document sponsored by VKACTC and is not required to provide any benefits, rights or features not expressly provided for in the prototype

     . For existing plans, the plan has a current IRS determination letter and/or opinion letter as applicable

401(k) RECORDKEEPING AND SERVICES AGREEMENT
--------------------------------------------------------------------------------

The plan named on the signature page hereof (the "Plan") and adopted by the Employer named on the signature page hereof (the "Employer") uses a prototype 401(k) Profit Sharing Plan sponsored by Van Kampen American Capital Trust Company (the "Recordkeeper"). The Employer serves as Plan Administrator for the Plan. As Plan Administrator, the Employer hereby hires and retains the Recordkeeper to perform recordkeeping and administrative services required by the Plan as provided herein. This contract describes the obligations of the Recordkeeper and the Employer in connection with these recordkeeping and administrative services. It is understood and agreed that the services performed by the Recordkeeper shall be performed at the direction of the Employer and that the Recordkeeper shall not have discretion over Plan assets or Plan administration.

--------------------------------------------------------------------------------
I.  OBLIGATIONS OF RECORDKEEPER AND EMPLOYER

    A.  PLAN DESIGN AND INSTALLATION

        1.  Duties of the Recordkeeper:

            Based upon information provided and elections made by the Employer, the Recordkeeper will:
            a. Provide sample resolution for adoption by the Employer's board of directors.
            b. Provide Adoption Agreement and prototype 401(k) Profit Sharing
               Plan & Trust Document ("VKACTC Prototype Plan") based upon design checklist submitted by the Employer.
            c. Draft Summary Plan Description ("SPD") based upon VKACTC
               Prototype Plan.
            d. Review predecessor plan documents provided by Employer to coordinate benefits, rights and features in design of VKACTC Prototype Plan.
            e. Provide Forms and Procedures Manual to Employer.
            f. For plans requiring submission for IRS determination letter
               (e.g., non-standardized plans),
               . draft IRS forms required by IRS Rev. Proc. 93-39 (or any amending or superseding procedure) for determination letter submission, and
               . after review and approval by the Employer, submit determination letter request and all required forms to IRS.
               .  provide sample Notice to Interested Parties.
            g. Draft, print, assemble and provide to Employer one employee communication enrollment package for each eligible employee.

        2.  Duties of Employer:

            To facilitate design and installation of the Plan, the Employer will:
            a. Accurately reflect plan design elections on plan design checklist.
            b. Identify benefits, rights or features of predecessor plan that are not specified in prototype 401(k) Profit Sharing Plan & Trust Document.
            c. Provide complete, accurate and timely employee census data to the
               Recordkeeper covering all employees within controlled group or affiliated service group.
            d. Provide complete, accurate and timely data on affiliated companies comprising controlled group or affiliated service group. (The Employer is responsible for determining, with appropriate legal advice, the existence of a controlled group or an affiliated service group and the identity of its members.)
            e. Obtain legal review of Plan Document, Adoption Agreement, SPD and applicable forms.
            f. Cause Board of Directors timely to adopt plan and trust.
            g. Adopt appropriate policies and procedures (e.g. investment policy, loan policy) to govern plan operation.
            h. Distribute employee communication enrollment package to each eligible employee.
            i. Obtain surety bond required by ERISA.
            j. For plans requiring submission for an IRS determination letter as identified above, cause the submission prepared by the Recordkeeper to be promptly reviewed, executed and returned to Recordkeeper for filing, and perform all actions required by IRS to obtain determination letter.

401(k) RECORDKEEPING AND SERVICES AGREEMENT                               page 2
--------------------------------------------------------------------------------

   B.   OPERATION OF PLAN

        1.  Duties of the Recordkeeper

            Based upon census, payroll and other data provided by the Employer, the Recordkeeper will:
            a. Assist the Employer in monitoring eligibility of employees.
            b. Allocate amounts received among participants in accordance with the provisions of the Plan and among investments as directed by participants, maintaining a separate Directed Investment Account for each participant and subaccounts for each investment.
               .  Post contributions and loan repayments.
               .  Allocate dividends and capital gains.
               .  Process exchanges among investment funds.
               .  Calculate and process all distribution requests.
               .  Calculate maximum loan amount available and loan amortization schedule and process loan withdrawal and repayments.
            c. Maintain accurate cash basis share accounting records showing, for each participant, investments and disbursements; income, gains, and losses; and vesting and forfeitures.
            d. Mail quarterly participant statements to each participant or to the Employer, as directed by the Employer.
            e. Prepare periodic reports to Employer showing all account activity, reconciliation of asset/participant/employer data and a calculation of all plan assets.
            f. Make any required federal income tax withholding from plan distributions.

        2.  Duties of Employer:

            To assure the creation and maintenance of accurate and timely records of the Plan, Employer will:
            a. Provide complete and accurate employee census to the Recordkeeper covering all employees in controlled group, or affiliated service group upon request by the Recordkeeper.
            b. Determine employee eligibility according to plan rules.
            c. Notify newly eligible employees of eligibility.
            d. Solicit employee participation and completion of employee enrollment forms.
            e. Provide employee enrollment forms to the Recordkeeper.
            f. Timely provide to the Recordkeeper any changes in employee elections under the Plan or in employee census data.
            g. Provide accurate payroll data and remittance promptly following close of each payroll period.
            h. Distribute participant statement to each employee promptly upon receipt from the Recordkeeper.
            i. Advise the Recordkeeper of the occurrence of an event that entitles a participant or beneficiary to a distribution.
            j. Approve amount and timing of distributions to be made to participants and beneficiaries.
            k. Process benefit claims, loan requests and other participant communications in strict conformity with the terms of the Plan; accord uniform treatment to persons similarly situated and maintain detailed and accurate records of determinations made.
            l. Provide timely notice to Recordkeeper of any event that affects the membership of any "controlled group" or "affiliated service group" that includes the Employer.

401(k) RECORDKEEPING AND SERVICES AGREEMENT                               page 3
--------------------------------------------------------------------------------

    C.  Testing and Reporting

        1.  Duties of the Recordkeeper

            Based upon information provided by the Employer, the Recordkeeper will:
            a. Perform the following tests on a quarterly basis based upon information provided by the Employer:
               .  Actual deferral percentage as required by Section 40l(k).
               .  Actual contribution percentage as required by Section 40l(m).
            b. Perform tests, as appropriate for the Plan, following the close of each Plan Year, to assist the Employer in monitoring compliance with applicable requirements of the Internal Revenue
               Code:
               .  Minimum coverage as required by Section 410(b)(l).
               .  Minimum participation as required by Section 40l(a)(26).
               .  Top-heavy status under Section 416.
               .  Excess deferrals under Section 402(g).
               . Excess annual additions under Section 415. (The Recordkeeper does not perform combined testing under Section 415(e) for any defined benefit plan operated at any time by Employer.)
            c. Prepare appropriate IRS 5500 Series Return/Report of Employee
               Benefit Plan annually for review, signature and filing by Employer.
            d. Pay and report federal income tax withholding amounts to IRS as required by applicable IRS regulations.
            e. Prepare and distribute IRS Forms 1099R to report any
               distributions to participants or beneficiaries.

        2.  Duties of the Employer:

            a. Provide timely information as requested by Recordkeeper to serve as a basis for testing.
            b. Secure annual opinion of independent accountant if Plan has at least 100 participants.
            c. Review, sign and file with IRS annual series 5500 report.
            d. Effect actions and remit any payments necessary to comply with
               IRS-mandated tests or to correct non-compliance.

        3.  Additional Services Available

            Testing and reporting services to be provided by the Recordkeeper in consideration of the Annual recordkeeping and Reporting Fees provided for in this agreement DO NOT INCLUDE any testing that requires or takes into account contributions to or balances in any other plan, qualified or non-qualified.

            If requested by Employer or required by plan design, Recordkeeper in its discretion may perform additional tests (e.g., 401(a)(4), 410(b)(2), 414(s)), or more frequent tests, or tests requiring or taking into account contributions to or balances in other plans. Recordkeeper may also, in its discretion, provide consulting and additional testing when the testing performed under paragraph C.l indicates that corrective action is necessary or desirable. Such additional testing and consulting will be billed at the rates for Additional Services set forth in the Fee Schedule or at such other rates or upon such other terms as may be agreed between the Employer and the Recordkeeper.

401(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 4
--------------------------------------------------------------------------------

     D. Plan Amendment

        1.  Duties of the Recordkeeper

            a. Prepare restatement(s)/amendment(s) of Plan Document to comply with legal or regulatory changes.
            b. Modify SPD to reflect amendments.
            c. After review and approval by Employer, resubmit amended plan and required supporting schedules and demonstrations for determination letter when appropriate.

        2.  Duties of the Employer

            a. Notify the Recordkeeper of any plan revisions proposed or adopted by the Employer.
            b. Cause board of directors to adopt plan amendments to comply with legal or regulatory changes.
            c. Notify participants and beneficiaries of plan amendments.
            d. For plans required submission for an IRS determination letter as identified above, cause the submission prepared by the Recordkeeper to be promptly reviewed, executed and returned to Recordkeeper for filing.
            e. Post Notice to Interested Parties, if applicable.

        3.  Additional Services Available

            If requested by the Employer, Recordkeeper may prepare documentation of amendments to change elections on the adoption agreement or make other changes in plan provisions. Such additional services will be provided at the rates for Additional Services set forth in the Fee Schedule.

    E.  PLAN TERMINATION

        1.  Duties of the Recordkeeper

            a. Provide form of resolution for adoption by board of directors.
            b. Calculate benefits for all participants and beneficiaries for review and approval by Employer.
            c. If requested by Employer
               . draft IRS forms required by IRS Rev.Proc 93-39 (or amending or supersending procedure) for determination letter covering plan termination.
               .  Provide form of Notice to Interested Parties.
            d. Provide Final Form 5500 (Annual Return) to Employer for review.
            e. Make required federal income tax withholding from distributions and deposit with IRS.
            f. Prepare and distribute IRS Forms 1099R for all distributees.

        2.  Duties of the Employer

            a. Obtain legal review, sign and submit determination letter request and all required forms to IRS.
            b. Obtain legal review, sign and file final Form 5500.

4O1(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 5
--------------------------------------------------------------------------------
    F.  Fees

        Employer and Trustees jointly and severally agree to pay to the Recordkeeper the fees set forth in Part III to this contract. All fees are due and payable within 30 days after the invoice date, except that, in the event of termination of this Agreement, all fees are due and payable prior to the date on which plan assets are to be distributed to participants or transferred to a successor recordkeeper. IN THE EVENT PAYMENT OF FEES IS NOT RECEIVED BY THE RECORDKEEPER WITHIN 60 DAYS AFTER INVOICE DATE, THE TRUSTEE(S) AND THE EMPLOYER HEREBY AUTHORIZE THE RECORDKEEPER TO REDEEM OR SELL ANY ASSETS OWNED BY THE TRUST AND HEREBY APPOINT THE RECORDKEEPER AS AGENT TO LIQUIDATE SUCH ASSETS AS THE RECORDKEEPER DEEMS NECESSARY OR APPROPRIATE TO PAY SUCH FEES. The Recordkeeper shall not be liable to the Plan or its participants or beneficiaries for any loss occasioned by such action including but not limited to, the selection of the date of sale redemption or the asset to be sold or redeemed. The Recordkeeper reserves the right to modify the fees set forth in Part III on written notice given to the Employer not less than 60 days prior to the expiration of any Plan year. The fee schedule in Part III will be continued through at least one Plan year end valuation (following the Plan year in which this contract is effective).

     G. Failure to Perform Obligations/Termination

        If Employer should fail to perform its duties as set forth herein, and such failure shall continue for 30 days after notice to the Employer and the Trustees from the Recordkeeper, the Recordkeeper shall be entitled to terminate this agreement and, after such termination, the Recordkeeper shall have no further obligations hereunder.

        If the Recordkeeper should fail to perform its duties as set forth herein, and such failure shall continue for 30 days after notice to the Recordkeeper from the Employer, the Employer shall be entitled to terminate this agreement and, after such termination, the Employer shall have no further obligations hereunder except for payment of unpaid fees as set forth in Part III.

        IN THE EVENT PAYMENT OF FEES IS NOT RECEIVED BY THE RECORDKEEPER PRIOR TO THE DATE OF ANY TERMINATION PURSUANT TO THIS SECTION I.G., THE TRUSTEE(S) AND THE EMPLOYER HEREBY AUTHORIZE THE RECORDKEEPER TO REDEEM OR SELL ANY ASSETS OWNED BY THE TRUST AND HEREBY APPOINT THE RECORDKEEPER AS AGENT TO LIQUIDATE SUCH ASSETS AS THE RECORDKEEPER DEEMS NECESSARY OR APPROPRIATE TO PAY SUCH FEES. The Recordkeeper shall not be liable to the Plan or its participants or beneficiaries for any loss occasioned by such action including, but not limited to, the selection of the date of sale redemption or the asset to be sold or redeemed.



II.  Additional Conditions/Terms of This Service Contract

     A. Uniformity

        The Employer agrees that all calculations made under this service contract shall be performed under uniform rules and methods applicable to all qualified retirement plans serviced by the Recordkeeper, and the Employer hereby adopts such rules on behalf of the Plan.

    B.  Appointment of the Recordkeeper as Paying Agent

        The Employer hereby appoints the Recordkeeper as Paying Agent of the Plan for purposes of making benefit payments. Such payments are to be made at the direction of the Employer.

4O1(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 6
--------------------------------------------------------------------------------

     C. Acceptance

        The service contract shall be effective only upon acceptance by the Recordkeeper, as evidenced by the Recordkeeper's execution of this contract.

     D. Notices

        All notices or communications required or permitted by this contract shall be in writing and addressed as follows (or to such other address as the party to be notified has therefore specified in writing):

        1. If to the Employer, to the Employer's address as set forth on the signature page.
        2. if to the Recordkeeper, to the Recordkeeper's address as set forth on the signature page.

     E. Telephone Exchanges

        The Employer hereby authorizes the Recordkeeper, with respect to the Plan account of any participant, to accept and act conclusively upon telephone instructions from such participant, anyone other than such participant representing himself to be such participant, or any person purporting to represent such participant in effecting exchanges of the interest of such participant in one or more Funds for which such exchange is available. The Recordkeeper and its affiliates (including ACCESS) employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions and tape recording telephone communications. If reasonable procedures are employed, neither the Recordkeeper nor its affiliates shall be liable for following telephone instructions that they reasonably believe to be genuine. The Recordkeeper or its affiliates may be liable for any losses due to unauthorized instructions if reasonable procedures are not followed. The Employer agrees to indemnify and hold harmless the Recordkeeper and its affiliates from any liability (including attorney fees) arising directly or indirectly from any act or omission to act hereunder not occasioned by their gross negligence or willful misconduct.

        The Employer agrees that the telephone exchange privilege is subject to the terms and conditions set forth in the prospectuses of the respective mutual funds and such other terms and conditions as may, from time to time, be published by the Recordkeeper. In addition, the Employer agrees and acknowledges that the telephone exchange privilege may be canceled, modified or restricted at any time indiscriminately at the sole discretion of the Recordkeeper or the Funds.

     F. Definitions

        Except as otherwise defined herein, terms used in this contract shall have the same meaning as provided by the Plan.

     G. Period Of agreement

        This contract shall continue in effect for a period ending on the last day of the current Plan year and from year to year thereafter unless terminated by the Recordkeeper or the Employer by written notice of not less than 30 days prior to the expiration of any Plan year or unless terminated for cause as provided in Paragraph I.G. Upon termination of this agreement, the Plan will cease to be a prototype plan and the Employer will have the obligation to maintain the Plan as an individually designed plan.

     H. Prior Agreements

        This instrument contains the entire agreement between the parties and may be modified or amended only by the written agreement of the parties hereto, and no representation or statement not expressly set forth herein shall be binding on any party. This contract supersedes any prior recordkeeping or servicing agreement between the parties.

401(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 7
--------------------------------------------------------------------------------

     I. Subcontracting of Services

        The Recordkeeper reserves the right to contract with another service agency for performance of any or all services subject to this contract.

     J. Jurisdiction

        This contract shall be construed according to the laws of the United States and the State of Texas where it is made and where it shall be enforced.

     K. Consultation with Attorney

        THE EMPLOYER ACKNOWLEDGES THAT IT IS AWARE THAT THE ADOPTION (OR AMENDMENT OF THE PLAN AND TRUST HAS IMPORTANT LEGAL CONSEQUENCES TO THE EMPLOYER AND HAS CONSULTED WITH AN ATTORNEY CONCERNING THE ADOPTION (OR AMENDMENT OF THE PLAN AND TRUST. Except for representations, if any, in this Agreement concerning the prototype status of the form of the Plan and the issuance by the IRS of an opinion letter thereon, Recordkeeper has made NO REPRESENTATION OR WARRANTY OF ANY KIND, express or implied, including warranties of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, nor is any opinion, express or implied, rendered by Recordkeeper, its attorneys, agents or employees as to the legal effect, sufficiency or tax qualification of any document provided by Recordkeeper or any document provided to Recordkeeper in connection with the Plan or any other plan maintained by the Employer.

     L. The Recordkeeper Not a Party to the Plan

        The Recordkeeper shall not, either in its capacity as the sponsor of the prototype Plan or in its capacity as recordkeeper be deemed to be a party to the Plan and Trust. The Recordkeeper represents and warrants that the form of each of the Prototype Non-standardized Profit Sharing Plan with CODA covered by IRS opinion letter number D363391a and the Prototype Standardized Profit Sharing Plan with CODA covered by IRS opinion letter D363391b meets the requirement of section 401 of the Internal Revenue Code, and the Recordkeeper undertakes to take such action as may be necessary or appropriate to assure that the forms of such determination continue to meet the requirement of section 401 for the duration of this agreement. However, because the due and timely adoption and qualification of the Plan, the deductibility of contributions thereto and the tax treatment of deferrals, loans and distributions are dependent on facts and actions outside its knowledge and control, the Recordkeeper shall not be responsible for the validity of the Plan and Trust or any federal or state liability which may be imposed upon the Employer, Plan Administrator, participant or beneficiary of the Plan and Trust.

    M.  Contributions to the Plan

        The Recordkeeper shall have no duty to determine or collect contributions under the Plan, and shall be responsible only for keeping and maintaining participant records as to those contributions actually made by the Employer and communicated to the Recordkeeper. The Employer shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contribution to be made under any of its plans, the transmittal of contributions to the trust created by the Plan, and compliance with any statute, regulation or rule applicable to contributions.

    N.  Prior Administration

        The Recordkeeper shall have no accountability for actions taken or omitted with respect to the Plan or any predecessor plan by the Trustee or by the Plan Administrator, its officers, directors, employees or agents, prior to the date Recordkeeper was retained hereunder, nor shall the Recordkeeper have any duty to inquire into the prior administration of the Plan.

401(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 8
--------------------------------------------------------------------------------

    O.  Indemnification

        The Employer will hold harmless and indemnify the Recordkeeper, its affiliated companies and their officers, directors and employees from and against any loss, damage, liability, claims, cost and expense, including legal fees, which may be incurred by reason of this agreement or the failure of the Employer to perform its duties hereunder or by reason of any action or inaction with respect to the Plan or any predecessor plan prior to the date Recordkeeper was retained to provide recordkeeping services with respect to the Plan, unless said claims are a result of the gross negligence or wilful misconduct on the part of the Recordkeeper.

    P.  Participant Directed Plan

        As an inducement to Recordkeeper to enter into this Agreement, the Employer, Plan Administrator and Trustee(s) represent and warrant that the Plan shall be a participant directed plan as to all sources of plan assets, and that all plan assets owned by the plan and all investment selections available under the Plan shall be investment company shares issued by an affiliated company of Recordkeeper. The Employer, Plan Administrator and Trustee(s) agree that, in the event any asset source should become subject to direction other than by participants or they should choose to acquire or permit any investment other than as set forth herein, this agreement shall be amended and restated in a form acceptable to Recordkeeper and that, until such amended and restated agreement is adopted by the Employer/Plan Administrator and accepted by the Recordkeeper, all services provided with respect to outside assets or non-participant directed accounts shall be subject to the hourly fee for Additional Services set forth in this Agreement.

401(K) RECORDKEEPING AND SERVICES AGREEMENT                               page 9
--------------------------------------------------------------------------------

III.  Signatures and Authorization

This Recordkeeping and Service Contract between the Recordkeeper and the Employer shall be effective for plan year ending December 31, 1997.
                                                 -----------    --

Plan Name: Channell Commercial Corporation 401(k) Plan
          ----------------------------------------------------------------------


IN WITNESS WHEREOF, this contract has been executed by the Recordkeeper, the Employer/Plan Administrator and the Trustees.



EMPLOYER/PLAN ADMINISTRATOR

Channell Commercial Corporation
-------------------------------------------

By:  /s/ Gary W. Baker          9-11-97
   ----------------------------------------
   Authorized Signature          Date

Title:  Chief Financial Officer
      -------------------------------------


ADDRESS FOR NOTICE

26040 YNEZ Road, PO Box 9022
-------------------------------------------
Employer's address

Temecula, CA 92589-9022
-------------------------------------------
City, State, Zip

Attention: Gary W. Baker
          ---------------------------------


ACCEPTED BY

VAN KAMPEN AMERICAN CAPITAL TRUST COMPANY
2800 Post Oak Blvd., 42nd Floor
Houston, TX 77056


By:  /s/ Perri Williams          9-30-97
   ----------------------------------------
   Authorized Signature            Date

Title:  Assistant Vice President
      -------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                              401(k) FEE SCHEDULE

                             Plan Installation Fees

---------------------------------------------------------------------------------------------------------------------------------
                                                      Plan Installation Fees
---------------------------------------------------------------------------------------------------------------------------------
Plan Design & Installation Fee:                                                                             $750
---------------------------------------------------------------------------------------------------------------------------------
Document Fees:
---------------------------------------------------------------------------------------------------------------------------------
     Basic Document Fee (includes prototype)                                                                $500
     VKAC Individually Designed Document (addition to basic)                                           Written Quote
     IRS Filing Fee (plus User Fee payable to IRS)                                                         $400
---------------------------------------------------------------------------------------------------------------------------------
Takeover Fees:
---------------------------------------------------------------------------------------------------------------------------------
     1-100 Eligible Employees                                                                              $1,000
     101-250 Eligible Employees                                                              $1,000 plus $5 per eligible over 100
     Over 250 Eligible Employees                                                             $1,750 plus $4 per eligible over 250

     Distribution/Loans during takeover conversion period                                       $100 per loan or distribution
---------------------------------------------------------------------------------------------------------------------------------
Setup of Non VKAC Asset Fees:
---------------------------------------------------------------------------------------------------------------------------------
     GIC's                                                                                                  $750
     Employer Stock                                                                                        $1,500
     Other Outside Assets                                                                              Written Quote
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       Administrative Fees:
---------------------------------------------------------------------------------------------------------------------------------
Annual Recordkeeping Fee:
---------------------------------------------------------------------------------------------------------------------------------
     1-100 Eligible Employees                                                                              $2,000
     101-250 Eligible Employees                                                             $2,000 plus $20 per eligible over 100
     251-500 Eligible Employees                                                             $5,000 plus $16 per eligible over 250
     Over 500 Eligible Employees                                                            $9,000 plus $12 per eligible over 500
---------------------------------------------------------------------------------------------------------------------------------
     Reduction in Annual Recordkeeping Fees
          (Requires VKAC prototype)

     Average Account Balance per                          Fewer than 100                                 100 or More
               Eligible Employee                         Eligible Employee                            Eligible Employee
                  $5,001-10,000                                 0                                            25%
                 $l0,001-15,000                                25%                                           35%
                 $15,001-20,000                                35%                                           70%
                  Over $20,000                                 50%                                          100%
---------------------------------------------------------------------------------------------------------------------------------
Annual 5500 Preparation:
---------------------------------------------------------------------------------------------------------------------------------
     Form 5500 C/R                                                                                          $300
     Form 5500                                                                                              $400
---------------------------------------------------------------------------------------------------------------------------------
Annual Compliance Testing
---------------------------------------------------------------------------------------------------------------------------------
     Basic Testing (includes first 3 ADP/ACP tests, Top Heavy,                                              $500
          Minimum Coverage Ratio Percentage test, Minimum Participation test,
          Excess Deferrals, Excess Annual Additions)
     Additional Testing                                                                                 $250 per test
---------------------------------------------------------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                          4O1(K) FEE SCHEDULE (CONT.)

---------------------------------------------------------------------------------------------------------------------------------
                                                       Administrative Fees:
---------------------------------------------------------------------------------------------------------------------------------
Annual Document Fee
---------------------------------------------------------------------------------------------------------------------------------
     VKAC Prototype Plan                                                                           No Charge
     VKAC Individually Designed Plan                                                                 $350
---------------------------------------------------------------------------------------------------------------------------------
Annual Non VKAC Asset Fees:
---------------------------------------------------------------------------------------------------------------------------------
     Frozen GIC's                                                                       $5 per participant (minimum $1,500)
     Employer Stock                                                                 Annual fee of .20% of the value of Employer
                                                                                        Stock (Minimum $4,000 per plan year)
     Other Outside Assets                                                                         Written Quote
---------------------------------------------------------------------------------------------------------------------------------
                                                         Additional Fees:
---------------------------------------------------------------------------------------------------------------------------------
Payroll Data Transmissions:
---------------------------------------------------------------------------------------------------------------------------------
     First 26 transmissions                                                                        No charge
     Each Transmissions over 26 (hardcopy)                                                           $200
     Each Transmission over 26 (electronic file)                                                     $100
---------------------------------------------------------------------------------------------------------------------------------
Plan Document Fees:
---------------------------------------------------------------------------------------------------------------------------------
     Prototype Amendment (No SPD required)                                                            $150
     Prototype Amendment (SPD required)                                                   $150 plus $1 per participant
     Plan Restatement:
          Standardized                                                                                $500
          Nonstandardized                                                                             $750
          Individually Designed Plan                                                              Written Quote
---------------------------------------------------------------------------------------------------------------------------------
Plan Termination
---------------------------------------------------------------------------------------------------------------------------------
     Base Fee (includes preparation of final 5500)                                                   $1,000
     Preparation of IRS filing (plus user fee payable to IRS)                                         $400
---------------------------------------------------------------------------------------------------------------------------------
Plan Merger
---------------------------------------------------------------------------------------------------------------------------------
     411 (d)(6) Analysis                                                                             $1,500
     5310-A Filing                                                                                    $300
---------------------------------------------------------------------------------------------------------------------------------
Additional Services
---------------------------------------------------------------------------------------------------------------------------------
     Interim Valuation                                                                            Written Quote
     Other Additional Services                                                                    Written Quote
---------------------------------------------------------------------------------------------------------------------------------
Trustee Services
---------------------------------------------------------------------------------------------------------------------------------
     - Trustee Services are available subject to plans that meet certain requirements and have received written acceptance from the VKACTC.

     Base Fee                                                                                         $600
---------------------------------------------------------------------------------------------------------------------------------

TRUSTEE SERVICES AGREEMENT
--------------------------------------------------------------------------------


THIS AGREEMENT is entered into by and between Channell Commercial Corporation
                                             ----------------------------------
("Employer") and Van Kampen American Capital Trust Company ("Trustee"), effective as of the 1st day of October, 1997.
                    ---        -------  ----

WHEREAS, the Employer has created the Channell Commercial Corporation 401(k)
                                      ----------------------------------------
Plan ("Plan") by adoption of the Prototype 401(k) Profit Sharing Plan and Trust
----
sponsored by Trustee and has named the Trustee as trustee of the trust created thereby, and

WHEREAS, the Plan identifies and describes the functions of the named Fiduciaries under the Plan as follows:

          The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee, and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.


and

WHEREAS, the Employer and Trustee desire further to define and clarify the duties, responsibilities and liabilities of the named fiduciaries under the Plan, as permitted by Section 405(c) of the Employee Retirement Income Security Act of 1974 ("ERISA");

NOW, THEREFORE, IT IS AGREED, BY AND BETWEEN THE PARTIES HERETO

1. By execution of this agreement, Employer appoints Trustee, and Trustee accepts appointment, as trustee of the Plan, as of the effective date of this agreement.

TRUSTEE SERVICES AGREEMENT                                                page 2
--------------------------------------------------------------------------------

2. The Employer has designed the Plan as a participant directed plan, so that all assets of the Plan are held in Directed Investment Accounts pursuant to
     Section 4.13 of the Plan. The Employer has adopted Directed Investment Account Procedures under Section 4.13 of the Plan, a copy of which is attached hereto as Exhibit I. Section 7.3(r) of the Plan requires that the Trustee must follow participant directions regarding the Directed Investment Accounts, and that the Trustee has no responsibility for the investment results of following those instructions.

3. In the event there should be in the Plan and Trust at any time any assets as to which investment instructions have not been given by a participant, the Employer delegates investment responsibility over those assets to the Plan Administrator pursuant to Section 7.2(c) of the Plan.

4. Notwithstanding the foregoing, the Trustee shall decline to implement participant or beneficiary instructions which it knows or reasonably believes:
     a. Would not be in accordance with the documents and instruments governing the Plan;
     b. Would cause the indicia of ownership of any assets of the plan to be maintained outside the jurisdiction of the district courts of the United States;
     c. Would jeopardize the Plan's tax qualified status under the Internal Revenue Code ("Code");
     d. Could result in a loss in excess of a participant's or beneficiary's account balance;
     e. Would result in a prohibited transaction described in ERISA section 406 or Code section 4975; or
     f.   Would generate income taxable to the Plan.

5.   The Employer has established the following funding policy for the Plan:

     The Employer shall pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the year. Elective contributions made pursuant to participants' deferral elections or accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can be reasonably segregated from the Employer's general assets, but in any event within 90 days after the date on which such amounts would otherwise have been payable to participants in cash.

6. The Employer has appointed itself Plan Administrator and will continue to serve as Plan Administrator until it appoints a successor and notifies Trustee of such appointment.

     The Plan Administrator has the sole responsibility for the administration of the Plan. Accordingly, the Trustee shall not be responsible or liable to establish or maintain a record or account in the name of any individual participant. The Trustee shall not be required to establish the value of any participant's individual interest in the trust or any account established thereunder. Should the trustee and the Plan Administrator agree that the Trustee shall maintain individual account records, such agreement shall be separate and apart from the terms of this trustee services agreement, and any such agreement shall not be construed to impose or imply any duty upon the Trustee hereunder, even though the Trustee shall have the right, power and duty to issue instructions or directions as to the disposition or distribution of any assets held in the Trust.

TRUSTEE SERVICES AGREEMENT                                                page 3
================================================================================

7. The Employer has selected the investment options available to participants in the Plan and is responsible for monitoring those investments on an ongoing basis to assure that they remain prudent investment choices that provide participants an opportunity to choose from a broad range of diversified investment alternatives.

      In addition, if the Employer has selected as an investment option any security other than investment company securities of Van Kampen American Capital Funds, Employer agrees to obtain and provide to the Trustee, within 45 days prior to the end of each Plan Year, an analysis of the security from a registered investment adviser that substantiates the Employer's continuing determination that the security is a prudent investment for the Plan. Both the registered investment adviser and the form and content of the analysis must be reasonably acceptable to the Trustee.

8. The Employer and the Trustee shall each discharge their duties with respect to the Plan solely in the interest of the participants and beneficiaries, for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the Plan; with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; by diversifying the investments of the Plan so as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so; and in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with governing law.

9. The Employer, as Plan Administrator, consents irrevocably to the retention by Trustee of such counsel or other advisors as the Trustee may deem reasonably necessary in connection with its responsibilities under the Plan.

10. The Employer has retained Van Kampen American Capital Trust Company to provide recordkeeping and administrative services for the Plan. Such services are to be provided by Van Kampen American Capital Trust Company as agent for Employer and not as a fiduciary of the Plan.

11. The Trustee shall have no duty to determine or collect contributions under the Plan, and shall be solely accountable for monies or properties actually received by it. The Employer shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contribution to be made under any of its plans, the transmittal of contributions to the trust created by the Plan, and compliance with any statute, regulation or rule applicable to contributions.

12. The Trustee shall have no accountability for actions taken or omitted with respect to the Plan or any predecessor plan by the Trustee or by the Employer or Plan Administrator, their officers, directors, employees or agents, nor shall the Trustee have any duty to inquire into the prior administration of the Plan.

13. The Trustee's Compensation and Expenses are provided for in Section 7.6 of the 401(k) Profit Sharing Plan and Trust. The Trustee's current fee schedule is attached as Schedule A; Trustee reserves the right to modify its fee schedule at any time upon 90 days' notice to Employer. The Employer agrees to pay the Trustee's fees and expenses within 30 days after the invoice date. In the event payment of such invoice has not been received within 60 days of the date thereof, Trustee may deduct the amount thereof from the Trust Fund without further notice.

TRUSTEE SERVICES AGREEMENT                                                PAGE 4
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals.

EMPLOYER:                             TRUSTEE:


Channell Commercial Corporation       Van Kampen American Capital Trust Company
-------------------------------
    Employer Name


by /s/Gary W. Baker                   by /s/ Perri Williams
   ----------------                      ------------------
    Corporate Officer

Print Name  Gary W. Baker             its Assistant Vice President
            -------------                 ------------------------
                                                Title

Print Title Chief Financial Officer
            -----------------------

Date:  9-11-97                        Date:  9-30-97
      ---------                             ---------

[Corporate Seal]                                                [Corporate Seal]

TRUSTEE SERVICES AGREEMENT                                               page 5
--------------------------------------------------------------------------------


                                  SCHEDULE A

                   VAN KAMPEN AMERICAN CAPITAL TRUST COMPANY
                                 TRUSTEE FEES




     Annual fee for Qualified Trusts with All
     Assets Invested in Van Kampen American
     Capital Funds (and participant loans)................................ $600.

TRUSTEE SERVICES AGREEMENT                                                page 6
--------------------------------------------------------------------------------
                                                                       EXHIBIT 1

           Channell Commercial Corporation 401(k) Plan (the "Plan")
           --------------------------------------------------------
                     Directed Investment Account Procedure
                      (pursuant to Section 4.13 of Plan)


The Plan Administrator has adopted the following procedures governing Directed Investment Accounts as provided in Section 4.13 of the Plan:

1. All assets contributed to or held in the Plan shall be held in Directed Investment Accounts as provided in Section 4.13 of the Plan.

2. All Participants shall direct the Trustee as to the investment of all assets held in or contributed to their participant account or accounts within the Plan.

3. The permissible investment options for Directed Investment Accounts under the Plan shall be as on the attached Schedule of Investment Elections.

4. Participants shall give investment instructions at the time of enrollment in the Plan, and thereafter may change those instructions with the frequency provided in the attached Schedule of Investment Elections. All participant instructions shall be given on forms provided for the purpose by the Plan Administrator, delivered to the Plan Administrator, and provided to the Trustee within a reasonable time after receipt by the Plan Administrator; provided, however, that to the extent the Plan permits a telephone exchange privilege to participants, participant instructions shall include telephone instructions given in accordance with the terms and conditions governing such telephone exchange privilege.

5. As provided in Section 7.3(r) of the Plan, the Trustee shall follow participant instructions given in accordance with these procedures, and the Trustee shall have no responsibility for the investment results of following these instructions.

6. As part of the exercise of investment discretion over their Directed Investment Accounts, all participants shall have voting rights attributable to the shares held in their Directed Investment Accounts, including rights exercisable at shareholder meetings and rights exercisable in connection with tender offers. The Plan Administrator shall cause proxy, tender, or other solicitation materials to be delivered promptly to participants in such manner and at such time as to permit participants fully to exercise such rights with respect to the shares held in their Directed Investment Accounts.

7. These procedures will not be altered or amended to change the responsibilities of the Trustee or the Recordkeeper without the express written consent of the Trustee or the Recordkeeper, as the case may be.


PLAN ADMINISTRATOR


By: /s/ Gary W. Baker                    Date:   9-11-97
    ----------------------------               --------------------------
    Gary W. Baker

PLAN SPONSOR REPRESENTATIONS
===============================================================================
The undersigned Employer is or will be Plan Sponsor and fiduciary of the Plan and Trust named below, and has asked Van Kampen American Capital Trust Company ("VKACTC") to serve as Trustee. In connection with this request, the Employer/Plan Sponsor makes the following representations:

1. The Plan will cover at least 100 eligible employees OR will have plan assets in excess of $500,000 invested in Van Kampen American Capital Mutual Funds.
                           Agree [X]    Disagree [_]

2. The Employer will adopt VKACTC-approved prototype plan trust documents. The Employer/Plan Sponsor will adopt procedures (including those contained in the Trustee Services Agreement and the Directed Investment Procedure) providing that:

        . All accounts in the Plan will be participant directed, and that any assets as to which participant directions are not received will be invested as directed by the Plan Administrator as Named Fiduciary.

        . All proxy or tender voting will be passed through participants.  Any proxies or tender offers not subject to participant direction will vote as directed by the Plan Administrator as Named Fiduciary.
                           Agree [X]    Disagree [_]

3. The Plan Sponsor has reviewed and will adopted the Schedule of Investments to be offered under the Plan, having determined that the investments listed therein are pudent and appropriate in the light of the purposes and policies of the Plan. All plan assets will be invested in mutual funds for which ACCESS Investor Services, Inc. serves as transfer agent (i.e. funds in the Van Kampen American Capital family of funds). If this is an existing plan, all assets (except non-delinquent participant notes) will be liquidated and transferred to VKACTC in cash.
                           Agree [X]    Disagree [_]

4. The Plan Administrator will retain VKACTC or its affiliate to serve as Recordkeeper in accordance with the terms of its standard Recordkeeping and Services Agreement (Trusteed Plan).
                           Agree [X]    Disagree [_]

5. The Employer does not maintain any other defined contribution plans, and has never maintained a defined benefit plan.
                           Agree [_]    Disagree [_]

6. The Plan will cover, on the same basis, employees of all companies that are members of the same controlled group or affiliated service group as the Employer. The Employer has disclosed to VKACTC the composition of the controlled group or affiliated service group, if any.
                           Agree [X]    Disagree [_]

7. English is the primary language of substantially all employees of the Employer and all members of the controlled group or affiliated service group.
                           Agree [X]    Disagree [_]

8. If this is an existing plan and trust, the Plan Sponsor/Plan Administrator has accurately disclosed to VKACTC all assets, liabilities, commitments and contingencies, if any, of the Plan and Trust prior to the retention of VKACTC.
                           Agree [X]    Disagree [_]

9. The Employer/Plan Sponsor undertakes to cause the Plan and Trust to be operated in full compliance with the requirements of ERISA and the Internal Revenue Code and, for existing plans, represents this it has no knowledge of any facts or circumstances or transactions that would cause the Plan to fail to qualify under Section 401 of the Internal Revenue Code or would cause the Plan to be in violation of any provision of the Code or ERISA or any other applicable law or regulation.
                           Agree [X]    Disagree [_]

Please explain the reason for any items for which the Employer has indicated "Disagree" in a separate signed addendum.

The undersigned Employer, by its duly authorized officer, certifies and represents that the information contained herein, including any separate addendum, is true, and complete and correct. The Employer understands that its representations have important legal consequences for the Plan and Trust, and agrees to indemnify and hold harmless Van Kampen American Capital Trust Company, its officer, directors, employees and affiliates from any expense, loss, claim or liability occasioned as a result of reliance upon the information provided herein.


Plan Name: CHANNELL COMMERCIAL CORPORATION 401(k) PLAN
           --------------------------------------------------------------------
Employer Name: CHANNELL COMMERCIAL CORPORATION   By: /s/ Gary W. Baker
               -------------------------------      ---------------------------
Date:   9-11-97                                      Gary W. Baker
      ----------------------------------------   ------------------------------
                                                     CHIEF FINANCIAL OFFICER
                                                 ------------------------------

AUTHORIZED SIGNATURES
--------------------------------------------------------------------------------

The undersigned Employer with respect to the referenced plan hereby authorizes and directs Van Kampen American Capital Trust Company, as recordkeeper for the plan, to honor written instructions that it reasonably believes to be provided by any one of the following persons:

       NAME                      TITLE                    SPECIMEN SIGNATURE

GARY W. BAKER        Chief Financial Officer           /s/ Gary W. Baker
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------
-------------------  -------------------------------  --------------------------

The foregoing authorization is limited to those instructions that are given by or on behalf of the Employer/Plan Administrator. Those documents that require signature by the plan trustees or by an individual plan participant will continue to be signed by the trustees or participants as the document requires.


EMPLOYER CERTIFICATION
----------------------
The Employer below hereby certifies that the information completed in this document is true and correct to the best of its knowledge. The Employer understands that this decision has important legal consequences regarding the qualification of the Plan and indemnify Van Kampen American Capital from any liability, cost or expense incurred as a result of relying on this information.


Channell Commercial Corporation 401(k) Plan
--------------------------------------------------
Plan Name

Channell Commercial Corporation
--------------------------------------------------
Employer Name

By: /s/ Gary W. Baker          9-11-97
   -----------------------------------------------
     Authorized Signature       Date

Title: Chief Financial Officer
      --------------------------------------------

Plan Conversion Agreement
--------------------------------------------------------------------------------


WHEREAS, the Plan Administrator of the Plan (the "Plan") named below has hired and retained Van Kampen American Capital Trust Recordkeeping Services, Inc.
(VKAC) to provide recordkeeping services for the Plan, and have changed the investment elections available to participants in the Plan to selected mutual funds in the Van Kampen American Capital family of funds ("VKAC Mutual Funds") or other assets as designated by the Plan Administrator;

AND, the Plan Administrator, as Named Fiduciary of the Plan, wishes to liquidate the existing Plan assets and to cause the proceeds to be invested in the VKAC Mutual Funds in accordance with participant instructions;

AND, the Plan Administrator understands that VKAC requires the following information ("Plan Information") before the assets can be accurately reinvested in accordance with participant directions:

     . The most recent plan valuation showing participant balances as of the date the existing plan assets were liquidated; and

     . A reconciliation of the amount of assets transferred to the participant balances; and

     . Enrollment and election forms for all participants, including terminated participants who have remaining account balances; and

     . All outstanding loan documentation, including current loan balances;
       promissory notes, and amortization schedules; and

     . Such other information as may be reasonably required by VKAC to identify and process accurately and completely the assets transferred to the VKAC Mutual Funds.

NOW THEREFORE, the Plan Administrator, as Named Fiduciary in the Plan, directs VKAC as follows:

     . To establish a "blackout period" beginning on the date Plan assets are transferred to VKAC and ending on the date that all balances have been converted onto the VKAC recordkeeping system and invested in VKAC Mutual Funds or such other instruments authorized in the Plan; and

     . To invest all Plan assets during the blackout period in Van Kampen
       American Capital Reserve Fund, Inc. ("Reserve Fund"), a money market mutual fund; and

     . To invest employee deferrals and employer matching contributions received during the blackout period in accordance with participants' investment elections indicated on individual enrollment forms as delivered to VKAC; in the event a participant's election has not been received, the Plan Administrator instructs VKAC to invest all contributions in the Reserve Fund; and

     . At the conclusion of the blackout period, to invest all participant balances' plus all earnings earned after the transfer of Plan assets to VKAC into the VKAC Mutual Funds or other investments in accordance with participants' elections.

PLAN CONVERSION AGREEMENT                                                 PAGE 2
--------------------------------------------------------------------------------

AND, the Plan Administrator understands that:

     . During the blackout period, VKAC will process NO ACTIVITY such as exchanges, distributions to terminated employees, hardship distributions or new loans.

     . The length of the blackout period depends on the following three (3) critical items:

         1) The time it takes the prior recordkeeper to deliver a valuation of participant balances to VKAC; and

         2) The format of the information provided by the prior recordkeeper (i.e hard copy, tape or diskette); and

         3) Whether or not the participant balances contained in the valuation in total reconcile to the dollar amounts transferred to VKAC; and

         4) The time it takes VKAC to load participant balances on VKAC's recordkeeping system. VKAC's standard turnaround time is fifteen
            (15) business days after receipt and reconciliation of the Plan Information contained in Exhibit A.

       NOTE: It is to the benefit of all interested parties including VKAC to minimize this blackout period. VKAC will provide as much support as possible to ensure this period is minimized but ultimately, this period will depend largely on the timeliness and accuracy of data provided by the prior recordkeeper.

     . Additional takeover fees over and above those stated in our Recordkeeping and Services Agreement may result if:

         1) The balances provided by the prior Recordkeeper do not reconcile with the amount of assets transferred thereby necessitating additional reconciliation services from VKAC; or

         2) VKAC is asked to perform recordkeeping services prior to the transfer of plan assets to VKAC; or

         3) The Plan Administrator requests that VKAC process any activity that otherwise would be frozen during the blackout period (i.e. distributions, loans, etc).

       The additional fees for services as a result of these conditions are as follows:

         1) $75 per hour for additional reconciliation services. NOTE: VKAC will not bill for reasonable reconciliation services that are a part of any conversion.

         2) $500 plus $10 per participant for each quarter that VKAC is asked to provide recordkeeping services prior to the transfer of assets to VKAC. Minimum one quarter fee (i.e. if VKAC is being asked to begin recordkeeping services beginning January 1, and assets are transferred on January 15th, and additional takeover fee of $500 plus $10 per participant would result.)

         3) $100 per distribution including loan withdrawals during the blackout period.

PLAN CONVERSION AGREEMENT                                                Page 3
================================================================================


IN WITNESS WHEREOF, the Plan Administrator has executed this instrument this 22 day of September, 1997.


Plan Name: CHANNELL COMMERCIAL CORPORATION 401(k)


PLAN ADMINISTRATOR:                                   TRUSTEES:


                                                                  Company Name
----------------------------------            --------------------
        Trustee Signature                     Date


By: /S/ Gary W. Baker                         --------------------------------
   -------------------------------                    Trustee Signature   Date
Authorized Signature


Title: Chief Financial Officer                --------------------------------
                                              Trustee Signature         Date


ACCEPTED:

Van Kampen American Capital Recordkeeping Services, Inc.



By: /S/ Perri Williams                                   9-30-97
   -----------------------                           ----------------
                                                     Date


Title: Assistant Vice President
       ------------------------

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================

Employer/Plan Administrator Certification


Channell Commercial Corporation 401(k) Plan
--------------------------------------------------------------------------------
Plan Name

Channell Commercial Corporation
--------------------------------------------------------------------------------
Employer Name


The undersigned Plan Administrator of the aforementioned Plan hereby adopts the QDRO Procedure, which governs the Plan's processing of domestic relations orders submitted to the plan.



/s/ Gary W. Baker
----------------------------------
Signature of Plan Administrator

Chief Financial Officer
----------------------------------
Title

1-26-98
----------------------------------
Date

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE
--------------------------------------------------------------------------------
                                                                          Page 2

If a Participant in the Plan is seeking a divorce, and there is the possibility that the spouse will seek a Domestic Relations Order (DRO) laying claim to a portion of the Participant's account balance in the Plan, the Participant may want to complete the "Participant Authorization" form in this procedure allowing the Plan Administrator to provide to the Participant's spouse and representative counsel information regarding the Plan and the Participant's amount of Plan benefits.

In the case of any Domestic Relations Order (DRO) received by the Plan, its status under ERISA and the Internal Revenue Code shall be determined under the following procedure:

--------------------------------------------------------------------------------

STEP 1
------

Promptly upon receiving a DRO, the Employer, acting as Plan Administrator, will refer the DRO, issued by State Court, to the Plan Sponsor's legal counsel to render an opinion within sixty days (or such earlier period as shall be provided by Treasury Regulations) whether the DRO is a "qualified domestic relations order" (QDRO) as defined by ERISA (S)206(d)(3)(B) and Internal Revenue Code
(S)414(p) as amended.

--------------------------------------------------------------------------------

STEP 2
------

The Plan Administrator will send the "Domestic Relations Order Notice" to the following:

                    .  The concerned Participant;
                    .  Any named alternate payee;
                    . Each representative designated by the Participant and alternate payee; and
                    .  Your VKAC Pension Analyst.

--------------------------------------------------------------------------------

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                          Page 3

STEP 3
------

As soon as practicable, the Plan Administrator, in consultation with your VKAC Pension Analyst, will ascertain the amount to be paid or credited to each alternate payee pursuant to any QDRO. While any issue is pending regarding whether a DRO is a "qualified order", the Plan Administrator will defer payment of any benefits in dispute. A participant with plan rights to direct investments will retain such rights until a determination is made as to the qualified status of the DRO. If the order is determined to be qualified, it will be applied to assets in accounts as of the date such determination is made.

================================================================================

STEP 4
------

Upon receiving legal counsel's opinion regarding whether the DRO is a QDRO, and reviewing the clarity and sufficiency of the instructions with the VKAC Pension Analyst, the Plan Administrator will issue its determination whether the DRO is a QDRO. Prior to issuing a determination, the Plan Administrator may (but is not required-to) consult with the Participant and/or the alternate payee to secure amendments necessary to meet the QDRO requirements.

================================================================================

STEP 5
------

The Trustee(s) of the Plan will review the Plan Administrator's determination and legal counsel's opinion to assure that the documentation is in good order to support the determination.

================================================================================

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE
================================================================================
                                                                          Page 4


STEP 6
------


When the decision is made concerning the qualified status of the DRO, the Plan Administrator will promptly notify in writing the Participant and any alternate payees named in the DRO, as well as any representative designated in writing by such persons. These parties must be sent one of the following notifications making them aware that a tentative determination has been made to the qualified status of the DRO:

              . "QDRO Approval Notice"; or

              . "QDRO Disapproval Notice".

================================================================================


STEP 7
------

If neither the Participant nor putative alternate payee disputes the determination within 60 days after the mailing of the "QDRO Approval Notice", then the determination shall be final and the Plan Administrator shall implement the order as described.

If the Participant or a putative alternate payee disputes the order within 60 days after the mailing of the notice, then the Plan Administrator will refer the dispute to legal counsel for further advice concerning resolution of the dispute.

================================================================================

QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                          Page 5


STEP 8
------


If the DRO is determined to be a QDRO within eighteen months after initial receipt of the order, the Plan Administrator will allocate to a separate account in the name of each alternate payee the amount awarded to such alternate payee, and will thereafter make payments from such account as directed by the QDRO or alternate payee as provided in the QDRO.

Your VKAC Pension Analyst must receive a copy of the "QDRO Approval Notice" in which the account adjustment instructions are given by the Plan Administrator.

In order for your VKAC Pension Analyst to make a QDRO distribution to an alternate payee, the alternate payee will need to complete the "Distribution Information Booklet". A copy of this booklet is located in the appendix to this guide. The Plan Administrator will need to sign this form authorizing the distribution.

================================================================================

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

--------------------------------------------------------------------------------
                                                                          Page 6

STEP 9
------

If the Plan Administrator decides the DRO is not qualified or, after eighteen months have expired, has not resolved the issue of whether the DRO is qualified, the Plan Administrator will reallocate the amounts accounted for (including earnings or losses, if applicable) to the Participant's account from which they came.

If the Plan or Trust is made a defendant in any kind of domestic relations case before an order is given, the Plan Administrator will use legal counsel to:

                     .  file a proper pleading;
                     . send copies of this procedure to legal counsel for the plaintiff; and
                     . seek to have any order in a domestic relations case which affects the Plan or Trust to be a "qualified" domestic relations order.

--------------------------------------------------------------------------------

On the following pages, you will find example letters to be used in this process. The form letters are for illustrative use only. Be sure to contact your Plan's legal counsel about any QDRO.

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                          Page 7

Participant's Authorization


(This form is for illustrative use only.)
                                   ----


        [Date]


        [Plan Sponsor's Name and Address]

        In connection with my divorce from [Name of Spouse or Former Spouse],
                                           ---------------------------------
        and the resulting division of my benefits in the [Name of Plan], (the
                                                         --------------
        "Plan"), I, [Name of Participant] hereby authorize the Plan
                    ---------------------
        Administrator of the Plan to provide to [Name of Spouse or Former
                                                -------------------------
        Spouse], and/or [his or her], attorneys information regarding the amount
        -------         ------------
        of my Plan benefits and to comment to them on whether any draft Order which purports to be a qualified domestic relations order ("QDRO") is indeed a QDRO and, if not, why not.




        ------------------------------------
        Signature of Participant



        ------------------------------------
        Date

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                          Page 8

Domestic Relations Order Notice

(THIS FORM IS FOR ILLUSTRATIVE USE ONLY.  BE SURE TO CONTACT THE PLAN'S LEGAL
                                   ----
COUNSEL ABOUT ANY QDRO.  SEND TO PARTICIPANT, ALTERNATE PAYEE, AND THEIR LEGAL
              ---
COUNSEL.)


    [Date]

    [Participant's Name and Address]

    [Alternate Payee's Name and Address]

    As a Participant (or current or potential alternate payee of a Participant's benefit) under this plan, you should know the following:

       The Participant has received a Domestic Relations Order from a state court that may affect the benefits you are entitled to receive from this Plan. The Domestic Relations Order has been referred to the Plan's legal counsel for an opinion as to whether it is a "qualified domestic relations order" as defined by section 414(p) of the Internal Revenue Code of 1986, as amended, and ERISA Sec.206 .

       Upon receipt of counsel's opinion, the Plan Administrator will make a determination whether the order is a "qualified domestic relations order". You will be notified of the Plan Administrator's decision and the effect it will have on your benefits under this plan. Adjustment of accounts and benefits as required by a QDRO may be made beginning 60 days after the date the Plan Administrator mails the notice of the decision.

       No distribution will be made from the Participant's account in the Plan from the time a Domestic Relations Order is received by the Plan until the Plan Administrator's determination as to a qualified status has become final after notice to the affected parties. Until that time, the Participant will retain any right to direct the investment of the account that he/she held when the order was entered.

       If the order is not found to be a Qualified Domestic Relations Order within 18 months, the amounts being held (and interest or earnings thereon, if any) will be treated as if the order was never received by this Plan. If the order is found to be a Qualified Domestic Relations Order within 18 months, the account will be divided or adjusted as required by the order.

    If you have any questions about your rights under the Plan or with respect to this notice, please contact the Plan Administrator at this office.

    cc:  [Participant's representative, as named in this order]
         [Alternate Payee's representative, as named in order]
         VKAC, Recordkeeper for plan

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                          Page 9

QDRO Approval Notice

(This form is for illustrative use only.  Be sure to contact the Plan's legal
                                   ----
counsel about any QDRO.  Send to the Participant, Alternate Payee, and their
              ---
Legal Counsel.)

     [Date]


     [Participant's Name and Address]


     [Alternate Payee's Name and Address]


     As a Participant (or alternate payee) in this Plan, your benefits are affected by a Domestic Relations Order received by the Plan. You were advised, by letter dated _____________, that the Plan Administrator was reviewing a court order affecting the benefits of [Participant's Name] .
                                                       ----------------------

     The Plan Administrator has now determined the order is a Qualified Domestic Relations Order, and will have the following effect on you:


              [Describe account adjustment required by QDRO here]


     You have the right to appeal this action by written request to the Plan Administrator within 60 days of receiving this notice. Send your written appeal to the Plan Administrator at this address:


                 [Address of Plan Administrator/Plan Sponsor]


     cc:  [Participant's representative, as named in this order]
          [Alternate Payee's representative, as named in order]
          VKAC, Recordkeeper for plan

                 QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

================================================================================
                                                                         Page 10

QDRO Disapproval Notice

(This form is for illustrative use only.  Be sure to contact the Plan's legal
                                   ----
counsel about any QDRO.  Send to the Participant, Alternate Payee, and their
              ---
Legal Counsel.)


     [Date]


     [Participant's Name and Address]


     [Alternate Payee's Name and Address]


     As a Participant (or alternate payee) in this Plan, your benefits are affected by a Domestic Relations Order received by the Plan. You were advised, by letter dated ___________, that the Plan Administrator was reviewing a court order affecting the benefits of [Participant's Name] .
                                                      ----------------------

     The Plan Administrator has now determined the order is not a Qualified Domestic Relations Order.

     The reasons for this determination are as follows: [usually by legal counsel]

     You have the right to appeal this action by written request to the Plan Administrator within 60 days of receiving this notice. Send your written appeal to the Plan Administrator at this address:


                 [Address of Plan Administrator/Plan Sponsor]



     cc:  [Participant's representative, as named in this order]
          [Alternate Payee's representative, as named in order]
          VKAC, Recordkeeper for plan